                                          Securities Act registration no 2-34223
                                        Investment Company Act file no. 811-1829
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM N-1A

                        ______________________________


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        Post-Effective Amendment No. 64


                                      and


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               Amendment No. 39

                        ______________________________


                            ACORN INVESTMENT TRUST
                                 (Registrant)

                      227 West Monroe Street, Suite 3000
                           Chicago, Illinois 60606


                        Telephone number:  312/634-9200

                        ______________________________

     Ralph Wanger                             Janet D. Olsen
     Acorn Investment Trust                   Bell, Boyd & Lloyd
     227 West Monroe Street, Suite 3000       70 West Madison Street, Suite 3300
     Chicago, Illinois 60606                  Chicago, Illinois 60602
                              (Agents for service)

                         _____________________________

                Amending Parts A, B, and C, and filing exhibits

                        ______________________________

            It is proposed that this filing will become effective:

                [_] immediately upon filing pursuant to rule 485(b)
                [_] on  pursuant to rule 485(b)
                [_] 60 days after filing pursuant to rule 485(a)(1)
                [X] on May 1, 1999 pursuant to rule 485(a)(1)
                [_] 75 days after filing pursuant to rule 485(a)(2)
                [_] on ___________ pursuant to rule 485(a)(2).

The Acorn Family of Funds


      Acorn Fund
      Acorn International
      Acorn USA
      Acorn Twenty
      Acorn Foreign Forty

100% No-Load Funds








PROSPECTUS

May 1, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



Acorn Family of Funds
      ---------------

227 West Monroe Street Suite 3000 Chicago, Illinois 60606

1-800-9-ACORN-9 (1-800-922-6769)
--------------------------------

                                  ACORN FUND

CONTENTS


At a Glance (FUND OBJECTIVE, RISKS, FEES AND EXPENSES)..........    3

     Acorn Fund.................................................    3
     Acorn International........................................    6
     Acorn USA..................................................   10
     Acorn Twenty...............................................   14
     Acorn Foreign Forty........................................   17
Management of the Funds.........................................   20

How the Funds Invest............................................   22

     The Acorn Philosophy.......................................   22
     Fund Investments...........................................   23
     Managing Risk..............................................   25
     Investing with Acorn.......................................   26
     Year 2000..................................................   26
     How to Buy Shares..........................................   28
     How to Sell Shares.........................................   31
Shareholder and Account Policies................................   32

     Statements and Reports.....................................   32
     Share Price................................................   33
     Address Changes............................................   33
     Telephone Transactions.....................................   34
     Telephone Exchange and Money Market Funds..................   34
     Exchange Plan Restrictions.................................   35
     Authorized Agents..........................................   35
Dividends, Capital Gains and Taxes..............................   36

     Distribution Options.......................................   36
     Taxes......................................................   36
     Foreign Income Taxes.......................................   37
Fund Service Providers..........................................   37

     Transfer Agent and Custodian...............................   37
     Distributor................................................   37
Financial Highlights............................................   38

                                  ACORN FUND


AT A GLANCE

FUND OBJECTIVE

Acorn Fund seeks to provide long-term growth of capital. The Fund is a diversified mutual fund that invests primarily in the stocks of small- and medium-size companies.

INVESTMENT STRATEGY

Acorn Fund generally invests in the stocks of companies around the globe with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large. The Fund believes that these smaller, less profiled companies may offer higher return potential than the stocks of large companies.

Acorn Fund typically looks for the stocks of companies with:

 .    Companies with a strong business franchise that offer growth potential.
 .    Products and services that give them a competitive advantage.
 .    A strong balance sheet and solid management.
 .    A reasonable stock price relative to the assets and earning power of the
     Company.

Acorn Fund is a global fund. It invests the majority of its assets in U.S. companies, but also invests a portion of its holdings in companies outside of the U.S.

*RISKS OF INVESTING IN ACORN FUND

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

You could lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

 .    The stock market goes down.
 .    Small- to mid-cap stocks trail returns of the overall market.
 .    The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .    Political or economic instability
 .    Higher transaction costs
 .    Currency exchange rate fluctuations

YOU MAY WANT TO INVEST IF YOU:

 .    Are seeking to complement your existing equity holdings with a global growth fund.
 .    Are seeking a stock fund that emphasizes the less-profiled stocks of small-
     to medium-sized companies.
 .    Are seeking growth of your capital over the long-term (at least 5 years.)

YOU MAY NOT WANT TO INVEST IF YOU:
 .    Are seeking a significant amount of current dividend income.
 .    Are unwilling to accept short-term fluctuations in share price.
 .    Have short-term investment goals or needs.

                                  ACORN FUND

ACORN FUND PERFORMANCE

The chart and table below illustrate annual Fund returns on a $10,000 investment for each of the past 10 years as well as a comparison of returns of Acorn Fund, the S&P 500 and the Russell 2000 for the 1-, 5- and 10-year periods ended 12/31/1998.

  This information is intended to help you assess the variability of Fund returns over the past 10 years (and consequently the potential rewards and risks of a Fund investment).

  Acorn Fund's holdings are not identical to the S&P 500, the Russell 2000 or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index.

[Insert Bar chart]

12/31/89          24.84%
12/31/90         -17.52%
12/31/91          47.35%
12/31/92          24.23%
12/31/93          32.32%
12/31/94          -7.45%
12/31/95          20.80%
12/31/96          22.55%
12/31/97          24.98%
12/31/98           6.02%

For the 10 years ended 12/31/1998, Acorn Fund's highest and lowest quarterly returns were 19.3% and -23.8%, respectively, for the quarters ended 3/31/91 and 9/30/90. The Fund's past performance is not an indication of future performance.

        Average Annual Total Returns for
        Periods Ended 12/31/1998
-----------------------------------------------
                 1 Year    5 Years    10 Years
-----------------------------------------------
Acorn Fund       6.0       12.7       16.3
-----------------------------------------------
S&P 500*         28.6      24.1       19.2
-----------------------------------------------
Russell 2000*    -2.6      11.9       12.9
-----------------------------------------------

*The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 Index is a market capitalization-weighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Paid directly from your investment:
As noted in this table, you do not pay fees of any kind when you buy, sell, or redeem shares of Acorn Fund.

Maximum sales charge     None
Deferred sales charge    None
Exchange fee             None
Redemption fee           None

ANNUAL FUND OPERATING EXPENSES

Deducted from fund assets:
Operating expenses include investment advisory fees and the costs of maintaining accounts, providing shareholder services and other activities.

Management Fee                 .69%
12b-1 Fee                     None
Other Expenses                 .15%
                              -----
Total annual fund operating
  expenses                     .84%

EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year                       $   86
3 Years                      $  268
5 Years                      $  466
10 Years                     $1,037

                                  ACORN FUND

--------------------------------------------------------------------------------

INVESTMENT ADVISER:  Wanger Asset Management

PORTFOLIO MANAGERS:  Ralph Wanger (lead portfolio manager) and Charles McQuaid
                     (co-portfolio manager)

INCEPTION DATE:  June 10, 1970

NET ASSETS AS OF 3/31/99:  $#,###,###

DIVIDENDS AND CAPITAL GAINS:  Paid semi-annually, usually in June and December.

PORTFOLIO'S EXPENSE RATIO FOR PERIOD ENDED 3/31/99:

LOADS, 12B-1 MARKETING FEES, TRANSACTION FEES:   None

MINIMUM INITIAL INVESTMENT:  $1,000

ACORN FUND NUMBER:  90

CUSIP NUMBER:  004851101

TICKER SYMBOL: ACRNX
--------------------------------------------------------------------------------

                              ACORN INTERNATIONAL

AT A GLANCE

FUND OBJECTIVE

Acorn International seeks to provide long-term growth of capital. The Fund is a diversified mutual fund that invests primarily in stocks of non-U.S. small- and medium-size companies.

INVESTMENT STRATEGY

Acorn International generally invests in the stocks of companies based outside of the U.S. (or whose primary business takes place outside of the U.S.) with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

  The Fund believes that these smaller, less profiled companies - particularly outside of the U.S. - may offer higher return potential than the stocks of large companies.

  Acorn International typically looks for the stocks of companies with:

 . Companies with a strong business franchise that offer growth potential. . Products and services that give them a competitive advantage.
 .  A strong balance sheet and solid management.
 . A reasonable stock price relative to the assets and earning power of the Company.

  Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based outside the U.S.

* RISKS OF INVESTING IN ACORN INTERNATIONAL

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. You could lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

 .  International stock markets go down.
 . Foreign small- to mid-cap stocks trail returns of the overall market. . The stocks selected for the portfolio do not perform as expected.

  Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .  Political or economic instability
 .  Higher transaction costs
 .  Currency exchange rate fluctuations

YOU MAY WANT TO INVEST IF YOU:

 .  Are seeking to diversify your existing equity holdings with a fund that invests in the stocks of companies outside the U.S.
 .  Are seeking a stock fund that emphasizes the less-profiled stocks of small-
   to medium-sized companies.
 .  Are seeking growth of your capital over the long-term (at least 5 years.)

YOU MAY NOT WANT TO INVEST IF YOU:

 .  Are seeking a significant amount of current dividend income.
 . Are unwilling to accept short-term fluctuations in share price. . Have short-term investment goals or needs.

                              ACORN INTERNATIONAL

ACORN INTERNATIONAL PERFORMANCE

The chart and table below illustrate annual fund returns on a $10,000 investment for the past 6 years as well as a comparison of returns of Acorn International, EAFE and EMI for the periods listed.

  This information is intended to help you assess the variability of Fund returns for the life of the Fund (and consequently the potential rewards and risks of a Fund investment).

  Acorn International's holdings are not identical to the EAFE, the EMI or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index.

  DATE                            RETURN
--------                         -------
12/31/93                          49.11%

12/31/94                          -3.80%

12/31/95                           8.93%

12/31/96                          20.65%

12/31/97                           0.19%

12/31/98                          15.43%

As of 12/31/1998, the Fund's highest and lowest quarterly returns were 18.2% and
- 16.1%, respectively, for the quarters ended 3/31/98 and 9/30/98. The Fund's past performance is not an indication of future performance.

         Average Annual Total Returns for
         Periods Ended 12/31/1998
-----------------------------------------------------
                       1 Year   5 Years       Since
                                           Inception*
-----------------------------------------------------
Acorn Int'l            15.4     7.9        14.5
-----------------------------------------------------
EAFE+                  20.0     9.2        11.5
-----------------------------------------------------
EMI (World ex-U.S.)+   12.2     4.5        7.4
-----------------------------------------------------

*Acorn International's inception 9/23/1992. Beginning date for EAFE is
9/30/1992.

+Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI (World ex-U.S.) is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S.

                              ACORN INTERNATIONAL

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Paid directly from your investment:
As noted in this table, you do not pay fees of any kind when you buy, sell, or redeem shares of Acorn International.

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES

Deducted from fund assets:
Operating expenses include investment advisory fees and the costs of maintaining accounts, providing shareholder services and other activities.

Management fee                .82%
12b-1 fee                    None
Other expenses                .30%
                             -----
Total annual fund operating
  expenses                   1.12%

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year         $  114
3 Years        $  356
5 Years        $  617
10 Years       $1,363

                              ACORN INTERNATIONAL

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

INVESTMENT ADVISER:  Wanger Asset Management

PORTFOLIO MANAGER: Leah Zell (lead portfolio manager), Margaret Forster (co-portfolio manager)

INCEPTION DATE:  September 23, 1992

NET ASSETS AS OF 3/31/99:

DIVIDENDS AND CAPITAL GAINS:  Paid semi-annually, usually in June and December.

PORTFOLIO'S EXPENSE RATIO FOR PERIOD ENDED 3/31/99:

LOADS, 12B-1 MARKETING FEES, TRANSACTION FEES:  None

MINIMUM INITIAL INVESTMENT:  $1,000

ACORN FUND NUMBER:  100

CUSIP NUMBER:  004851200

TICKER SYMBOL:  ACINX
--------------------------------------------------------------------------------

                                   ACORN USA

AT A GLANCE

FUND OBJECTIVE

Acorn USA seeks to provide long-term growth of capital. The Fund is a diversified mutual fund that invests primarily in stocks of small- and medium-size U.S. companies.

INVESTMENT STRATEGY

Acorn USA generally invests in the stocks of U.S. companies with capitalizations of less than $1 billions with the intention of holding them as they grow and selling them when they become large.

     The Fund believes that these smaller, less profiled companies may offer higher return potential than the stocks of large companies.

     Acorn USA typically looks for the stocks of companies with:

 .    Companies with a strong business franchise that offer growth potential.

 .    Products and services that give them a competitive advantage.

 .    A strong balance sheet and solid management.

 .    A reasonable stock price relative to the assets and earning power of the company.

*    RISKS OF INVESTING IN ACORN USA

     Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

     You could lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

 .    The stock market goes down.

 .    Small- to mid-cap stocks trail returns of the overall market.

 .    The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO INVEST IF YOU:

 .    Are seeking to complement your existing domestic equity holdings with an aggressive growth fund.

 .    Are seeking a stock fund that emphasizes the less-profiled stocks of small-
     to medium-sized companies.

 .    Are seeking growth of your capital over the long-term (at least 5 years.)

YOU MAY NOT WANT TO INVEST IF YOU:

 .    Are seeking a significant amount of current dividend income.

 .    Are unwilling to accept short-term fluctuations in share price.

 .    Have short-term investment goals or needs.

                                   ACORN USA

ACORN USA PERFORMANCE

The chart and table below illustrate annual fund returns on a $10,000 investment for the past two years as well as a comparison of returns of Acorn USA and the Russell 2000 for the periods listed.

This information is intended to help you assess the variability of Fund returns over the life of the Fund (and consequently the potential rewards and risks of a Fund investment.)

     Acorn USA's holdings are not identical to the Russell 2000 or any other market index. Therefore, the performance of the Fund will not mirror the returns of any particular index.

Date                     Return
-------------------------------
12/31/97                  32.30%
12/31/98                   5.79%

As of 12/31/1998, the Fund's highest and lowest quarterly returns were 16.0% and -19.25%, respectively, for the quarters ending 6/30/97 and 9/30/98. The Fund's past performance is not an indication of future performance.

     Average Annual Total Returns for
     Periods Ended 12/31/1998

----------------------------------------------
                      1 Year      Since
                                  Inception*
----------------------------------------------
Acorn USA              5.8        23.5
----------------------------------------------
Russell 2000+         -2.6        12.0
----------------------------------------------

*Acorn USA's inception on 9/4/1996.

+The Russell 2000 Index is a market capitalization-weighted index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000 companies.

                                   ACORN USA

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Paid directly from your investment:
As noted in this table, you do not pay fees of any kind when you buy, sell, or redeem shares of Acorn USA.

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

ANNUAL FUND OPERATING EXPENSES

Deducted from fund assets:

Operating expenses include investment advisory fees and the costs of maintaining accounts, providing shareholder services and other activities.

Management fee                           .94%
12b-1 fee                               None
Other expenses                           .26%
                                     --------
Total annual fund operating
  expenses                              1.20%
                                     --------

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year         $  122
3 Years        $  381
5 Years        $  660
10 Years       $1,455

                                   ACORN USA

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

INVESTMENT ADVISER:  Wanger Asset Management

PORTFOLIO MANAGER:  Robert Mohn

INCEPTION DATE:  September 4, 1996

NET ASSETS AS OF 3/31/99:

DIVIDENDS AND CAPITAL GAINS:   Paid semi-annually, usually in June and December.

PORTFOLIO'S EXPENSE RATIO FOR PERIOD ENDED 3/31/99:

LOADS, 12B-1 MARKETING FEES, TRANSACTION FEES:   None

MINIMUM INITIAL INVESTMENT:  $1,000

ACORN FUND NUMBER:  820

CUSIP NUMBER:  004851309

TICKER SYMBOL:  AUSAX

--------------------------------------------------------------------------------

                                 ACORN TWENTY

AT A GLANCE

FUND OBJECTIVE

Acorn Twenty seeks long-term growth of capital. The Fund invests primarily in the stocks of medium- to larger-size U.S. companies.

INVESTMENT STRATEGY

Acorn Twenty is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $1 billion to $10 billion. The performance of each holding may have a greater impact on the Fund's total return offering the potential to provide above average growth over time.

     The Fund believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

     Acorn Twenty typically looks for the stocks of companies with:

 .     Companies with a strong business franchise that offer growth potential

 .     Products and services that give them a competitive advantage .

 .     A strong balance sheet and solid management.

 .     A reasonable stock price relative to the assets and earning power of the company.

*    RISKS OF INVESTING IN ACORN TWENTY

    Acorn Twenty is a non-diversified fund. Therefore, each stock may represent a significant part of its overall portfolio. Acorn Twenty is designed for investors who are willing to accept the potentially greater price fluctuations of a non-diversified fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

 .     The stock market goes down.

 .     Mid-cap stocks trail returns of the overall market.

 .     The stocks selected for the portfolio do not perform as expected.

YOU MAY WANT TO INVEST IF YOU:

 .     Are seeking to complement your existing domestic equity holdings with a focused stock fund that offers higher return potential.

 .     Are seeking a stock fund that emphasizes the less profiled stocks of medium-to-larger sized companies.

 .     Are seeking growth of your capital over the long-term (at least 5 years.)

YOU MAY NOT WANT TO INVEST IF YOU:

 .     Are seeking a significant amount of current dividend income.

 .     Are unwilling to accept short-term fluctuations in share price.

 .     Have short-term investment goals or needs.

                                 ACORN TWENTY

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Paid directly from your investment: As noted in this table, you do not pay fees of any kind when you buy, sell, or redeem shares of Acorn Twenty.

Maximum sales charge                None
Deferred sales charge               None
Exchange fee                        None
Redemption fee                      None

ANNUAL FUND OPERATING EXPENSES

Deducted from fund assets:

Operating expenses include investment advisory fees and the costs of maintaining accounts, providing shareholder services and other activities.

Management Fee                      .90%
12b-1 Fee                           None
Other Expenses                      .93%
                                    ----
Total annual fund operating
     expenses (gross)+             1.83%

-------------------

+ WAM has undertaken to limit Acorn Twenty's annual expenses to 1.35% of its average daily net assets. For the period from commencement of operations on November 23, 1998 through December 31, 1998, the reduction in the Fund's expenses was represented by an advisory fee reimbursement of .42% of the Fund's average daily net assets and an earnings credit for cash balances maintained with the custodian of .06% of the Fund's daily net assets.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the Fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $186
3 Years           $576

                                  ACORN TWENTY

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

INVESTMENT ADVISER:  Wanger Asset Management

PORTFOLIO MANAGERS:  John Park, Mark Yost

INCEPTION DATE:  November 23, 1998

NET ASSETS AS OF 3/31/99:

DIVIDENDS AND CAPITAL GAINS:  Paid semi-annually, usually in June and December.

PORTFOLIO'S EXPENSES RATIO FOR PERIOD ENDED 3/31/99:

LOADS, 12B-1 MARKETING FEES, TRANSACTION FEES:  None

MINIMUM INITIAL INVESTMENT:  $1,000

ACORN FUND NUMBER:  149

CUSIP NUMBER:  004851408

TICKER SYMBOL:  ACTWX
--------------------------------------------------------------------------------

                              ACORN FOREIGN FORTY

AT A GLANCE

FUND OBJECTIVE

Acorn Foreign Forty seeks long-term growth of capital. The Fund invests primarily in the stocks of medium- to larger-size companies based in developed markets outside the U.S. The Fund invests in at least three countries.

INVESTMENT STRATEGY

     Acorn Foreign Forty is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) with market of $1 billion to $10 billion. The performance of each holding may have a greater impact on the Fund's total return offering the potential to provide above average growth over time.

     The Fund believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

     Acorn Foreign Forty typically looks for the stocks of companies with:

 .      Companies with a strong business franchise that offer growth potential

 .      Products and services that give them a competitive advantage.

 .      A strong balance sheet and solid management.

 .      A reasonable stock price relative to the assets and earning power of the company.

Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

*    RISKS OF INVESTING IN ACORN FOREIGN FORTY

Acorn Foreign Forty is a non-diversified fund that ordinarily holds 40 to 60 stocks. The Fund takes larger positions in some of its stocks than others. The performance of each of these larger holdings will have a greater impact on the Fund's total returns, and may make the Fund's returns more volatile in the short-term than a more diversified international fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments if any of the following occurs:

 .      International stock markets go down.

 .      Foreign small- to mid-cap stocks trail returns of the overall market.

 .      The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:

 .      Political or economic instability.

 .      Higher transaction costs.

 .      Currency exchange rate fluctuations.

YOU MAY WANT TO INVEST IF YOU:

 .      Are seeking to complement your existing equity holdings with an international stock fund that offers higher return potential.

 .      Are seeking a stock fund that emphasizes the less-profiled stocks of medium-to-larger sized companies.

 .      Are seeking growth of your capital over the long-term (at least 5 years.)

YOU MAY NOT WANT TO INVEST IF YOU:

 .      Are seeking a significant amount of current dividend income.

 .      Are unwilling to accept short-term fluctuations in share price.

 .      Have short-term investment goals or needs.

                              ACORN FOREIGN FORTY

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Paid directly from your investment:

As noted in this table, you do not pay fees of any kind when you buy, sell, or redeem shares of Acorn Fund.

Maximum sales charge                None
Deferred sales charge               None
Exchange fee                        None
Redemption fee                      None

ANNUAL FUND OPERATING EXPENSES

Deducted from fund assets:

Operating expenses include investment advisory fees and the costs of maintaining accounts, providing shareholder services and other activities.

Management fee                      .95%
12b-1 fee                           None
Other expenses                      1.75%
Total annual fund operating         ----
     expenses (gross)+              2.70%

-------------------

+ WAM has undertaken to limit Acorn Foreign Forty's annual expenses to 1.45% of its average net assets. For the period from commencement of operations on November 23, 1998 through December 31, 1998, the reduction in the Fund's expenses was represented by an advisory fee reimbursement of .97% of the Fund's average daily net assets and an earnings credit for cash balances maintained with the custodian of .28% of the Fund's daily net assets.

EXAMPLE. This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated, earn a 5% return each year, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year            $273
3 Years           $838

                              ACORN FOREIGN FORTY

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION

INVESTMENT ADVISER:  Wanger Asset Management

PORTFOLIO MANAGER:  Marcel Houtzager (lead portfolio manager)

INCEPTION DATE:  November 23, 1998

NET ASSETS AS OF 3/31/99:

DIVIDENDS AND CAPITAL GAINS:  Paid semi-annually, usually in June and December.

PORTFOLIO'S EXPENSES RATIO FOR PERIOD ENDED 3/31/99:

LOADS, 12B-1 MARKETING FEES, TRANSACTION FEES:   None

MINIMUM INITIAL INVESTMENT:  $1,000

ACORN FUND NUMBER:  163

CUSIP NUMBER:  004851507

TICKER SYMBOL:  ACFFX

--------------------------------------------------------------------------------

                            MANAGEMENT OF THE FUNDS

The Acorn Family of Funds is managed by WANGER ASSET MANAGEMENT, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM chooses the funds' investments and handles their business affairs under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages more than $7 billion in assets.

WAM uses a team approach when managing the funds. The management teams consist of a lead portfolio manager (or co-managers), other WAM portfolio managers, and research analysts. Team members share responsibility for providing ideas, information, and knowledge in managing the funds, and each team member has one or more particular areas of expertise. The lead portfolio manager and co-managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.

PORTFOLIO MANAGERS

RALPH WANGER

Lead portfolio manager, Acorn Fund. Ralph Wanger is chief strategist of the Acorn Family of Funds and has been involved in managing all of the funds and developing their investment strategies since each fund began. He has been president and a member of the board of trustees of Acorn Investment Trust ("Acorn") since 1970, and is a principal of WAM. He is a Chartered Financial Analyst (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.

CHARLES P. MCQUAID

Co-portfolio manager, Acorn Fund. Charles P. McQuaid is a senior vice president and member of Acorn's board of trustees, and is the director of research and a principal of WAM. Mr. McQuaid went to work for Acorn in 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.

LEAH J. ZELL

Lead portfolio manager, Acorn International. Leah Zell is a vice president of Acorn, and a principal of WAM. She has managed Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has worked with Acorn Fund's international securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA from Radcliffe and PhD from Harvard University.

MARGARET M. FORSTER

Co-portfolio manager, Acorn International. Margaret Forster is a vice president of Acorn. She has been a key member of the international analytical team since 1994 and a principal of WAM since January 1999. Before joining WAM, Ms. Forster was a professor of finance at Northwestern and Ohio State Universities, and an economist with the International Monetary Fund. She is a CFA. Her degrees include a BA from Universidade de Sao Paulo, Escola Politecnica, and an MBA, MS and PhD from Cornell University.

ROBERT A. MOHN

Lead portfolio manager, Acorn USA. Robert Mohn is a vice president of Acorn. He has been a key member of WAM's domestic analytical team since 1992, and a principal of WAM since 1995. He has managed Acorn USA since its inception in 1996, and also manages the mutual fund portfolio for WAM's variable annuity product and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA, and holds a BS from Stanford University and an MBA from the University of Chicago.

                            MANAGEMENT OF THE FUNDS

MARCEL P. HOUTZAGER

Lead portfolio manager, Acorn Foreign Forty. Marcel Houtzager is a vice president of Acorn, and has managed Acorn Foreign Forty since its inception in 1998. He has been a key member of WAM's international analytical team since 1992, and a principal of WAM since 1995. Mr. Houtzager also manages the foreign portfolio for WAM's variable annuity product and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.

JOHN H. PARK

Co-portfolio manager, Acorn Twenty. John Park is a vice president of Acorn, and has co-managed Acorn Twenty since its inception in 1998. He has been a key member of WAM's domestic investment team since 1993, and a principal of WAM since 1998. Mr. Park also manages the mutual fund portfolio for WAM's variable annuity product. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.

MARK H. YOST

Co-portfolio manager, Acorn Twenty. Mark Yost is a vice president of Acorn, and has co-managed Acorn Twenty since its inception in 1998. He has been a key member of WAM's domestic investment team since 1995. Before joining WAM, Mr. Yost was an investment analyst for First Chicago Corporation. Mr. Yost also manages the WAM Yost Partnership, L.P., a smaller company focused limited partnership, the mutual fund portfolio for WAM's variable annuity product, and the portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and earned his BA from St. Olaf College and his MBA from the University of Chicago.

MANAGEMENT FEES

WAM earns the following fees for managing the Acorn Family of Funds:

                             Fee as a % of Average
                                  Net Assets
                                  (12/31/98)
                                  ----------
   Fund
   ----
Acorn Fund                          .69%
Acorn                               .82%
International
Acorn USA                           .94%
Acorn Twenty                        .90%
Acorn Foreign                       .95%
Forty


WAM also receives an administrative services fee from each fund equal to .05% of that fund's average net assets.

                        THE ACORN INVESTMENT PHILOSOPHY

THE INFORMATION EDGE

WAM has built a reputation on innovative thinking and unconventional stock picks. We rely primarily on our independent, internally-generated research to uncover companies that may be less profiled than the more popular names. This is where WAM adds the greatest value to Acorn shareholders. WAM's research process is constantly uncovering quality companies that exhibit exciting characteristics-companies that rest on a solid tripod of growth potential, financial strength and fundamental value.

--------------------------------------------------------------------------------
Growth Potential                 Financial Strength           Fundamental Value
----------------------------------------------------------------------------------------------
 . superior technology            . stability                  . lower stock price
 . innovative marketing           . reduced risk                 relative to
 . solid management               . competitive advantage        growth potential
 . strategic or niche position                                   and capitalization
 . superior earnings prospects                                 . growth at a
 . fast growing economy                                          reasonable price


 . The realization of this        . A strong balance sheet     . Once we uncover a great
  growth potential would likely    gives management greater     company, we identify a price
  produce superior performance     flexibility to pursue        that we believe would also
  that is sustainable over time.   strategic objectives and is  make the stock a good value.
                                   essential to maintaining a
                                   competitive advantage.
----------------------------------------------------------------------------------------------


STOCK STRENGTH COMES FIRST

WAM primarily follows a "bottom-up" approach to portfolio construction, placing greater emphasis on the merits of each individual stock.

     Our analysts continually screen companies, including making over 1,000 face-to-face visits around the globe each year. We want to know everything we can about each Acorn investment to avoid surprises. To accomplish this, our analysts talk directly to top management whenever possible.

     Sometimes, WAM's analysts will use a "top-down" investment approach to generate ideas for new investments. This approach is broader in scope than a bottom-up approach. Here, the analytical teams identify current investment themes, or trends, and set regional and industry allocations.

We believe that our thorough research helps us maintain lower taxes and transaction costs. In managing the funds, we try to reduce these costs by investing with a long-term time horizon (at least 2-5 years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

                               FUND INVESTMENTS

COMMON STOCKS

The Acorn funds invest mostly in common stocks. Common stocks represent an equity (ownership) interest in a corporation. The funds may also invest in other types of equity securities, including preferred stocks and stocks that are convertible into common stocks.

Acorn Fund, Acorn International and Acorn USA invest mainly in the common stocks of small and medium-size companies, with market capitalizations of less than $1 billion. Acorn Twenty and Acorn Foreign Forty invest mostly in the stocks of companies with market capitalizations of $1-$10 billion.

FOREIGN SECURITIES

Acorn International and Acorn Foreign Forty invest most of their assets in non-U.S. securities. Acorn Fund has significant foreign investments, although most of its assets are invested in the U.S. Acorn USA and Acorn Twenty invest most of their assets in the U.S., and only intend to invest a part of their assets overseas under certain circumstances (see Portfolio Allocation below).

The foreign securities in which the funds invest are similar to U.S. common stocks. These include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and other securities underlying shares of foreign issuers.

                              PORTFOLIO ALLOCATION

Under normal conditions, the funds' common stock investments (as a percentage of total assets) are limited by the following maximum allocations:

Acorn Fund
 .    100% in U.S. companies
 .    33% in non-U.S. companies

Acorn International
 .    100% in non-U.S. companies
 .    25% in U.S. companies

Acorn Usa
 .    100% in U.S. companies
 .    10% in non-U.S. companies.

Acorn Twenty
 .    100% in U.S. companies
 .    15% in non-U.S. companies. (Acorn Twenty will normally only invest in a
     non-U.S. company whose operations are primarily located within the U.S.)

Acorn Foreign Forty
 .    100% in non-U.S. companies
 .    15% in U.S. companies. (Acorn Foreign Forty will normally only invest in a
     U.S. company whose operations are primarily located outside of the U.S.)

ACORN'S BOARD OF TRUSTEES MAY CHANGE EACH FUND'S INVESTMENT OBJECTIVE WITHOUT SHAREHOLDER APPROVAL.

                                SUMMARIZING RISK

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment, or that you may even lose part or all of your investment. Investments that provide higher potential reward also present greater risk. You can lose money by investing in a fund. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Acorn funds, you should carefully consider the risks associated with that particular fund. Because of these risks, you should consider an investment in the any of the Acorn funds a long-term investment.

Throughout this prospectus we've identified the areas that contain specific information about risk with *. Please read those areas carefully to fully understand your investment.

COMMON STOCKS

Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more.

SMALL AND MEDIUM COMPANIES

Acorn prefers small and medium companies over the stocks of companies of large companies. During some periods, the securities of smaller companies and the stocks of medium companies, as a class, have performed better than the securities of larger companies, and in some periods they have performed worse. Securities of smaller companies may be more volatile and less liquid than the stocks of large companies.

FOREIGN SECURITIES

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

     Investments in foreign securities provide opportunities different from those available in the U.S., and risks that in some ways may be greater than in U.S. investments. These risks include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision in how securities are issued or transacted; less liquidity, frequently greater price volatility and higher transactions costs and the possible imposition of foreign taxes. Investing in countries outside the U.S. may also involve political risk. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as gross domestic product, rates of inflation, debt structure and currency valuation.

     Emerging countries may be substantially smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed countries.

                              INVESTING WITH ACORN

                                  MANAGING RISK

WAM uses various techniques and practices to mitigate the funds' exposure to risk.

* INVESTMENT LIMITATIONS

Each fund has adopted the following investment limitations (generally based upon a percentage of total assets) that cannot be changed without shareholder approval and are designed to limit risk:

 .    None of the funds may invest more than 5% in securities of any one issuer, except for U.S. government securities.*

 .    None of the funds may invest more than 25% in any one issuer or more than
     25% in any one industry (in each case with the exception of U.S. government securities).

* This restriction applies to only 75% of the total assets of each of Acorn Fund, Acorn International and Acorn USA, and to only 50% of the total assets of each of Acorn Twenty and Acorn Foreign Forty.

* DEFENSIVE INVESTMENT STRATEGIES

The funds' portfolio managers may use the following strategies if they believe that a temporary defensive position is advisable. With respect to Acorn International and Acorn Foreign Forty, this includes times when investment in foreign securities appears to be relatively unattractive because of current or anticipated adverse political or economic conditions.

 .    Each fund may invest without limit in U.S. corporate and government obligations.

 .    Each fund may hold cash or cash equivalents.

 .    Each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities to meet liquidity needs.

     (Generally, this is not expected to exceed 25% of total assets.)


DURING THESE PERIODS, A FUND'S ASSETS MAY NOT BE INVESTED IN ACCORDANCE WITH ITS STRATEGY, AND THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE.

                             INVESTING WITH ACORN

* HEDGING STRATEGIES

Each fund may hedge against variations in exchange rates, or to protect against exposure in the equity markets. Portfolio managers try to accomplish this by buying and selling

 .    options,

 .    futures contracts,

 .    options on futures contract,

 .    currency exchange contracts,

 .    swap agreements, or

 .    put and call options.

If a fund is not successful when using these techniques, total return could be adversely affected.


* YEAR 2000

Some of today's computer systems cannot process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 problem or Y2K). WAM is working closely with the funds' service providers to ensure the proper functioning of the computer systems on which the funds depend for smooth operation. Based on the information currently available, WAM does not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by WAM in preparation for the year 2000 will be sufficient to avoid any adverse impact on the funds.

                             INVESTING WITH ACORN

Acorn shareholder service representatives are available Monday through Fridays (except holidays) from 8:00 a.m. to 4:30 p.m. Central time. Call one of the toll-free numbers in the table below to obtain the appropriate representative.

------------------------------------------------------------------------------
Toll-free number                        Reason for call
------------------------------------------------------------------------------
FUND ADVISOR (WAM):                     . For general fund information
                                        . For prices
1-800-9-ACORN                           . For Acorn literature and account
(1-800-922-6769)                        forms
(outside the U.S. call 1-312-634-9240)

------------------------------------------------------------------------------
TRANSFER AGENT:                         . To buy, sell, or exchange shares
                                        . To change your address
1-800-962-1585                          . To establish an account by phone
(outside the U.S. call                  (existing shareholders only)
 1-617-328-5000, ext. 5462)             . For any other account maintenance or
                                        transactions
                                        . For IRA assistance
                                        . For 24-hour account balances
------------------------------------------------------------------------------
TRANSFER AGENT/TDD SERVICE              TDD service for the deaf and hearing
                                        impaired
1-800-306-4567
------------------------------------------------------------------------------
WEB SITE:                               . For daily and historical prices
                                        . For general fund information
www.acornfunds.com                      . For fund literature
------------------
                                        . To email the Acorn funds
                                        . For distribution estimates
------------------------------------------------------------------------------

                               HOW TO BUY SHARES

INVESTMENT MINIMUMS

--------------------------------
To open an account     $1,000

To open an IRA         $1,000

To add to an account   $  100
--------------------------------

OPEN A NEW ACORN ACCOUNT
To invest with Acorn you must be a U.S. resident with a social security or tax identification number. You can open a new account in any of the following ways.

Mail us a completed account application and a check or money order payable to "name of fund" for $1,000 or more.

  Regular mail
  State Street Bank and Trust Company
  Attn:  Acorn Family of Funds
  PO Box 8502
  Boston, MA 02266-8502

  Overnight mail
  Boston Financial Data Services
  Attn: Acorn Family of Funds
  66 Brooks Drive
  Braintree, MA 02184
  1-617-328-5000 ext. 5462

Current Acorn shareholders may also open a new, IDENTICALLY REGISTERED Acorn fund account by:

using the telephone exchange plan to switch $1,000 or more from your existing Acorn account (or from a money fund offered through the exchange plan) into a new Acorn account.

wire by simply calling 1-800-962-1585 to arrange for this transaction. (Not available for IRA accounts.)

ADD TO AN EXISTING ACORN ACCOUNT

You may add to your existing Acorn account in any of the following ways.

Mail a check or money order to "FUND NAME" for $100 or more to either address at left. You may send your check by itself (make sure to identify your Acorn account number on the check), or you may include a stub from an Acorn account statement.

Use the telephone exchange plan to switch money from one Acorn account to another (or from one of the money funds offered through the exchange plan).

Wire money from your bank account using the following wire instructions:

     State Street Bank & Trust Company
     Attn: Mutual Funds
     Boston, MA 02110
     Routing #0110-0002-8
     Deposit DDA #9902-990-2
     (specify the fund name and account number)

Use the telephone purchase plan to move money from your bank account to your Acorn account via ACH transfer. To use the telephone purchase plan, you must select this feature on your account application or add this by completing a "Doing Business With Acorn" form. Note: It takes a day to process your telephone purchase request. Therefore, the price you receive for your purchased shares will be the closing price calculated THE DAY AFTER your instructions are received.

Use the automatic investment plan to move money from your bank account to your Acorn account via ACH transfer. You may establish this on a monthly or quarterly basis for $100 to $50,000 per

                               HOW TO BUY SHARES

period. Quarterly investments occur in January, April, July and October. The money will be transferred on or about the 15th of the month unless you designate a different day. (If the day you select falls on a Saturday, Sunday, holiday or any other day when the New York Stock Exchange (NYSE) is closed for trading, Acorn will process the transaction on the next business day). You may change your automatic investment amount or frequency by calling 1-800-962-1585 at least one week prior to your next scheduled investment date.

                               HOW TO BUY SHARES

GENERAL POLICIES FOR BUYING ACORN SHARES

The following policies apply any time you buy shares of the Acorn funds.

 .    All purchases must be made in U.S. dollars and checks must be drawn on U.S.
     banks. THE ACORN FUNDS DO NOT ACCEPT THIRD PARTY CHECKS, EXCEPT FOR
     PROPERLY ENDORSED IRA ROLLOVER CHECKS.

 .    Acorn does not accept cash, credit cards, or credit card checks.

 .    If payment for your check or telephone purchase order does not clear, Acorn will cancel your purchase and you will be liable for any losses or fees the fund or its transfer agent incurs.

 .    Your participation in the automatic investment plan and telephone purchase plan may be immediately terminated if any item is unpaid by your financial institution.

THE ACORN FUNDS DO NOT PERMIT MARKET-TIMING and have adopted policies to discourage this practice.

Each fund reserves the right to reject any specific request to buy shares, including certain purchases through the telephone exchange plan. (See Exchange Plan Restrictions.) Acorn may refuse a purchase if it could disrupt management of the fund or would not be in the best interests of the fund's existing shareholders.

                              HOW TO SELL SHARES

You may sell your Acorn shares in several different ways.

Mail us a letter of instruction that indicates

     . your name,
     . the fund's name and account number,
     . the dollar amount or number of shares you want to sell, and . any unsigned stock certificates representing the shares you want to sell (if applicable) to:

  Regular mail
  State Street Bank and Trust Co.
  Attn:  Acorn Family of Funds
  P.O. Box 8502
  Boston, MA 02266-8502

  Overnight mail
  Boston Financial Data Services
  Attn: Acorn Family of Funds
  66 Brooks Drive
  Braintree, MA 02184
  1-617-328-5000 ext. 5462

Sell your shares by telephone using the telephone redemption plan. The plan lets you sell $100 to $50,000 per day by phone. (You are eligible for the telephone redemption plan service, unless you declined it on your account application.)

Note: For your protection, you may not sell shares by telephone or by letter of instruction without a signature guarantee if you have changed your account's address within the past 60 days. Shares must be redeemed with a letter of instruction (as described above), with all registered account owner's signatures guaranteed.

Establish the systematic withdrawal plan on your account. This plan allows you to redeem a specified dollar amount of shares from your account on a monthly or quarterly basis. You must have an account balance of at least $25,000 to be eligible for this service.

SIGNATURE GUARANTEE

In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Acorn from fraudulent activities. This requirement applies to any of the following situations:

 .    you request a change to your current account registration, including your name, address or are establishing or changing a TOD beneficiary;

 .    you want to sell more than $50,000 in shares;

 .    you want the check mailed to an address other than the address on your account registration;

 .    you want the check made payable to someone other than the account owner; or

 .    you want to sell shares, and you instruct Acorn to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account.

Signature guarantees can be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

                              HOW TO SELL SHARES

GENERAL POLICIES FOR SELLING ACORN SHARES

The following policies apply any time you sell shares of any of the Acorn funds.

 .    Normally, Acorn will mail your redemption proceeds within seven days after receiving your redemption request.

 .    Redemption checks are made payable to the shareholder(s) of record, unless otherwise requested in writing with the signatures of all shareholders of record guaranteed.

 .    Redemptions on recent purchases made by check, automatic investment plan, or telephone purchase plan may be held for up to 15 days until your funds for the purchase have been received. If you participate in the telephone redemption by wire/ACH plan, Acorn will send redemption proceeds to your bank (or other financial institution) account via wire or ACH transfer. Your bank may impose a fee for the incoming wire. Payment by wire or ACH is usually credited to your bank account on the next business day after your call.

 .    Acorn may suspend redemptions or postpone payment dates on days when the
     NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

 .    Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. (Call 1-800-962-1585 for more information.)

 .    If a check representing (1) redemption proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for 6 months, Acorn will cancel the check and will reinvest the proceeds in the fund issuing the check at the NAV on the date of cancellation. In addition, after such 6-month period, (1) Acorn will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) Acorn will automatically reinvest future dividends and distributions in your fund.

If the value of your account falls below $1,000 because you sold shares, Acorn reserves the right to close your account and send the proceeds to you. Acorn will redeem your shares at the NAV calculated on the day your account is closed.

                       SHAREHOLDER AND ACCOUNT POLICIES

STATEMENTS AND REPORTS

To keep you informed about your investment, Acorn sends you various account statements and reports, including:

 .    Confirmation statements that verify a buy or sell transaction, unless that transaction is part of the automatic investment plan. Acorn will automatically confirm your automatic investment plan transactions on a quarterly basis unless you request otherwise by calling 1-800-962-1585.

 .    Quarter-end and year-end consolidated account statements

 .    Quarterly, semi-annual and annual Acorn Family of Funds reports

 .    Average cost statements for those accounts that sold shares during the year

Duplicate statements may be sent to a third party if requested by the registered account

                       SHAREHOLDER AND ACCOUNT POLICIES

owner.  Simply call us toll-free at 1-800-962-1585.

If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge to obtain historical account information for prior years.

SHARE PRICE

The funds are open for business each day the NYSE is open. The offering price (the price to buy one share) and the redemption price (price to sell one share) are a fund's net asset value (NAV) calculated at the next Closing Time after Acorn (or an authorized broker-dealer or financial services company, some of whom may charge a fee for their services) receives your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

Acorn must receive both your purchase money and your application by Closing Time for you to receive that day's price. Likewise, Acorn must receive your redemption request by Closing Time for you to receive that day's price. NOTE:
ACORN REQUIRES ONE DAY TO OBTAIN YOUR PURCHASE MONEY FOR A TELEPHONE PURCHASE ORDER; THEREFORE, A TELEPHONE PURCHASE MADE BEFORE CLOSING TIME WILL GET THE NEXT DAY'S PRICE.

NAV. A fund's NAV is the value of a single share of the fund. The NAV is computed by adding up the value of a fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

Acorn generally values each fund's portfolio securities and assets on the basis of market quotations from the primary market in which they are traded. In cases when the quotations are not readily available, Acorn will use a method that Acorn's trustees believe accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant effect on a fund's NAV.

ADDRESS CHANGES

You may easily change your address over a recorded telephone line by calling our transfer agent toll-free at 1-800-962-1585. Acorn will send written confirmation of the change to both your old and new addresses. You may not make a telephone redemption for 60 days after you change your address by phone. During those 60 days, you must request any fund redemptions in writing, and your signature must be guaranteed.

                       SHAREHOLDER AND ACCOUNT POLICIES

GENERAL INFORMATION PERTAINING TO ALL TELEPHONE TRANSACTIONS

Acorn will not be responsible for any loss resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want the flexibility of telephone purchase and redemption for your account, decline those services on your account application, or call our transfer agent toll-free at 1-800-962-1585 for instructions.

TELEPHONE EXCHANGE PLAN AND MONEY MARKET FUNDS

The telephone exchange plan permits you to use the telephone to switch your investment between one Acorn fund and another, or between an Acorn fund and a money market mutual fund participating in the plan.

Currently, the money market mutual funds participating in the plan are the Reich & Tang Funds. The Reich & Tang Funds are: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check writing privileges (for accounts other than IRAs) in addition to the Exchange Plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

EXCHANGE REQUESTS MUST BE RECEIVED BY TIMES NOTED BELOW TO RECEIVE THAT DAY'S CLOSING PRICE.

 . To exchange between IRA accounts with Acorn or a participating money market fund, call 1-800-962-1585 before Closing Time.

 . To switch from one Acorn account into another, or from an Acorn account into a participating money market fund, call 1-800-962-1585 before Closing Time.

 . To switch FROM A PARTICIPATING MONEY MARKET FUND TO AN ACORN FUND, CALL 1-800-221-3079 BEFORE 11:00 A.M. CENTRAL TIME.

If we receive your call AFTER the times noted above, we will process your exchange at the NAV next calculated after receipt of your call.

Because of the time needed to exchange money between the Acorn funds and a participating money market fund, you may not exchange into and out of a participating money market fund on the same or successive days; there must be at least one day between exchanges.

                       SHAREHOLDER AND ACCOUNT POLICIES

EXCHANGE PLAN RESTRICTIONS

THE ACORN FUNDS DO NOT PERMIT MARKET-TIMING and have adopted policies to discourage this practice.

 . Generally, you will be permitted to make up to 4 round trip exchanges per year (a round trip is an exchange out of one fund into another fund, and then back again).

 . YOU MAY ONLY EXCHANGE BETWEEN ACCOUNTS THAT ARE REGISTERED IN THE SAME NAME, ADDRESS, AND TAXPAYER IDENTIFICATION NUMBER.

 . Shares of the fund you are exchanging into must be available for sale in your state.

 . If you are opening a new account by exchange, your exchange must be at least $1,000.

 . The exchange plan is not available for shares of a fund for which you have been issued certificates.

 . If your account is subject to backup withholding, you may not use the exchange plan.

 . Acorn may temporarily or permanently terminate the exchange plan privilege of any investor who makes excessive use of the plan. Excessive trading can hurt fund performance and shareholders.

 . Acorn may refuse exchange purchases by any person or group, if Acorn believes the purchase will be harmful to existing shareholders.

 . Before exchanging into a fund, you should read its prospectus. Call 1-800-9-ACORN-9 (1-800-922-6769) to obtain a prospectus for a participating money market fund.

 . Exchanges may result in tax consequences for you.

 . Acorn may terminate or modify the exchange plan at any time, but will try to give prior notice whenever it is reasonably possible.

AUTHORIZED AGENTS

Acorn may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their clients on whose behalf the authorized agent holds shares of the funds. For purchase orders placed through an authorized agent, a shareholder will pay a fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

Some financial institutions that act as Acorn's agent, or that otherwise maintain nominee accounts with the funds for their clients for whom they hold fund shares, might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying fund shares. WAM pays those fees.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

Each fund distributes substantially all of its net income and net realized capital gains to shareholders each year. Normally, the funds pay distributions in June and December.

DISTRIBUTION OPTIONS

You may receive your fund dividend and/or capital gains distributions in several ways:

Reinvestment. Acorn will automatically reinvest your dividends and capital gains distributions in additional shares of your fund. (Acorn will assign this option to your account if you do not indicate a choice on your account application.)

Income-Only. Acorn will automatically reinvest your capital gains distributions, but you may receive a check for each dividend. If you prefer, Acorn will send your dividend proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to the distribution.)

Cash. Acorn will automatically send you a check for all dividends and capital gains. If you prefer, Acorn will send your dividend and distribution proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to the distribution.)

Acorn will automatically reinvest distributions for IRA owners who are under 59 1/2 years old. A cash payment of a distribution is a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59 1/2. Once you reach 59 1/2 years old, and are eligible to withdraw the earnings from your IRA, you may request cash payment of distributions.

Acorn will reinvest any distributions at the NAV at Closing Time on the reinvestment date (ex-dividend). For those not reinvesting their distributions, Acorn will normally begin mailing distribution checks on the payable date, which is usually one week after the ex-dividend date.

TAXES

As with any investment, you should carefully consider how your investment in a fund will be taxed. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of the following tax rules:

Taxes on Distributions. Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you receive them in cash or reinvest them in additional shares. Distributions declared in October, November or December of the prior year and paid in January are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, income and short-term capital gains distributions are taxed as dividends; and long-term capital gains distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a statement called a Form 1099-DIV, which will show the amount of each taxable distribution you received in the previous year. A year-end tax guide will accompany your Form 1099. If the total distributions you received for the year

                      DIVIDENDS, CAPITAL GAINS AND TAXES

are less than $10.00, you will not receive a Form 1099.

Taxes on Transactions. Your redemptions - including exchanges between funds or into a money fund - are subject to capital gains tax. A capital gain or loss is the difference between the average price you paid (cost) for your shares and the price you receive when you sell them.

Whenever you sell shares of a fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. Acorn will also send you a year-end statement every January, and an average cost statement every February (if applicable) for shares you redeemed, to assist you or your tax preparer. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax you owe. BE SURE TO KEEP YOUR REGULAR ACCOUNT STATEMENTS; the information they contain will be essential in calculating the amount of your capital gains.

FOREIGN INCOME TAXES

A fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If your fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International or Acorn Foreign Forty. The Acorn tax guide, which is mailed with your Form 1099-DIV each year, will contain detailed information about the foreign tax credit/deduction.

When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemption proceeds.

                             FUND SERVICE PROVIDERS

TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
Attn: Acorn Family of Funds
PO Box 8502
Boston, MA 02266-8502

DISTRIBUTOR

WAM Brokerage Service, L.L.C.
227 W. Monroe Street
Suite 3000
Chicago, IL 60606-5016

Shares of the funds are offered for sale through WAM Brokerage Services, L.L.C. (WAM BD) without any sales commission or charges to the funds or their shareholders. WAM BD is wholly owned by WAM, the funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM pays all distribution expenses relating to the funds, including payment or reimbursement of any expenses incurred by WAM BD.

                             FINANCIAL HIGHLIGHTS

The following tables will help you better understand each fund's performance for the past five years, or for the period from the date of a fund's commencement of operations, if less than five years. They are excerpted from each fund's financial statements for the fiscal year ended December 31, 1998, audited by Ernst & Young LLP. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 1-800-9-ACORN-9 (1-800-922-6769) and requesting a free copy of a fund's latest annual shareholder report.

                                  ACORN FUND
                                  ----------

                              Years ended 12/31,

For a share outstanding throughout each         1998          1997         1996          1995         1994
                                                ----          ----         ----          ----         ----
year
Net asset value, beginning of year             $16.99        $15.04        $13.60       $12.24        $13.95

Income from Investment Operations:
---------------------------------

   Net investment income                          .04           .15           .09          .11           .06

   Net realized and unrealized gain
   (loss) on investments, foreign
   currency and futures                           .91          3.57          2.93         2.42         (1.10)
                                            -------------------------------------------------------------------

     Total from investment operations             .95          3.72          3.02         2.53         (1.04)

Less distributions:
------------------

   Dividends from net investment income          (.03)         (.16)         (.11)        (.09)         (.11)

   Distributions from net realized and
   unrealized gains reportable for
   federal income taxes                         (1.06)        (1.61)        (1.47)       (1.08)         (.56)
                                            -------------------------------------------------------------------

     Total distributions                        (1.09)        (1.77)        (1.58)       (1.17)         (.67)


Net asset value, end of year                   $16.85        $16.99        $15.04       $13.60        $12.24
                                            ===================================================================

Total return                                      6.0 %        25.0%         22.6%        20.8%         (7.4%)
------------


Ratios/supplemental data:
------------------------

   Ratio of expenses to average net               .84%          .56%          .57%         .57%          .62%
   assets

   Ratio of net investment income                 .30%          .75%          .53%         .89%          .55%
   to average net assets

   Portfolio turnover rate                         24%           32%           33%          29%           18%

Net assets at end of year (in millions)        $3,549        $3,681        $2,842       $2,399        $1,983

                              ACORN INTERNATIONAL
                              -------------------

                              Years ended 12/31,

For a share outstanding throughout each         1998          1997         1996          1995         1994
                                                ----          ----         ----          ----         ----
year
Net asset value, beginning of year            $18.39        $19.61        $16.59       $15.24        $15.94

Income from Investment Operations:
---------------------------------

   Net investment income                         .17           .40           .13          .16           .07

   Net realized and unrealized gain
   (loss) on investments, foreign
   currency and futures                         2.68          (.34)         3.29         1.20          (.67)
                                            -------------------------------------------------------------------

     Total from investment operations           2.85           .06          3.42         1.36          (.60)

Less distributions:
------------------

   Dividends from net investment income         (.15)         (.38)         (.12)          --            --

   Distributions from net realized and
   unrealized gains reportable for
   federal income taxes                         (.27)         (.90)         (.28)        (.01)         (.10)
                                            -------------------------------------------------------------------

     Total distributions                        (.42)        (1.28)         (.40)        (.01)         (.10)


Net asset value, end of year                   20.82        $18.39        $19.61       $16.59        $15.24
                                            ===================================================================

Total return                                    15.4%          0.2%         20.7%         8.9%         (3.8%)
------------


Ratios/supplemental data:
------------------------

   Ratio of expenses to average net             1.12%         1.19%         1.17%        1.22%         1.24%
   assets

   Ratio of net investment income                .86%          .58%          .51%         .90%          .48%
   to average net assets

   Portfolio turnover rate                        37%           39%           34%          26%           20%

Net assets at end of year (in millions)       $1,725        $1,623        $1,773       $1,276        $1,363

                                   ACORN USA
                                   ---------

     For a share outstanding throughout each     Year ended      Year ended        Inception 9/4
                                                 ----------      ----------        -------------
     period                                        1998           12/31/97        through 12/31/96
                                                   ----           --------        ----------------
     Net asset value, beginning of period         $15.12          $11.65           $10.00

     Income from Investment Operations:
     ---------------------------------

        Net investment loss (a)**                   (.07)           (.07)            (.02)

        Net realized and unrealized gain
        on investments, foreign
        currency and futures                         .87            3.83             1.67
                                                 --------------------------------------------------
          Total from investment operations           .80            3.76             1.65

     Less distributions:
     ------------------

        Dividends from net investment
        income                                       ---             ---              ---

        Distributions from net realized and        (1.12)           (.29)             ---
        unrealized gains reportable for
        federal income taxes
                                                 --------------------------------------------------
          Total distributions                      (1.12)           (.29)             ---


     Net asset value, end of period               $14.80          $15.12           $11.65
                                                 ==================================================
     Total return                                    5.8%           32.3%            16.5%
     ------------


     Ratios/supplemental data:
     ------------------------

        Ratio of expenses to average net
        assets (b)                                  1.20%           1.35%            1.85%*

        Ratio of net investment loss
        to average net assets                       (.42%)          (.49%)           (.99%)*

        Portfolio turnover rate                       42%             33%              20%*

     Net assets at end of year (in millions)      $  281          $  185              $53

(a) Net investment loss per share was based upon the average shares outstanding during the period.
(b) The ratio of expenses to average net assets for Acorn USA reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

*         Annualized

                                 ACORN TWENTY
                                 ------------

For a share outstanding throughout the period                        Inception 11/23 through 12/31/98
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                                          --
   Net realized and unrealized gain on investments                                   .71
----------------------------------------------------------------------------------------------------------------

   Total from investment operations                                                  .71
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                    $10.71
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                         7.1%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net assets (b)(c)                                   1.41%*
   Ratio of net investment income gain to average net                               0.22%*
   assets (c)
   Portfolio turnover rate                                                           173%*
Net assets at end of period (in millions)                                         $   34

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.
(b) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998.
     (c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively.

*    Annualized

                              ACORN FOREIGN FORTY
                              -------------------

For a share outstanding throughout the period                        Inception 11/23 through 12/31/98
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                             $10.00

INCOME FROM INVESTMENT OPERATIONS
   Net investment loss(a)                                                          (.01)
   Net realized and unrealized gain on investments                                 1.01
----------------------------------------------------------------------------------------------------------------

   Total from investment operations                                                1.00
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                                   $11.00
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                                                       10.0%

RATIOS/SUPPLEMENTAL DATA
   Ratio of expenses to average net assets (b)(c)                                  1.73%*
   Ratio of net investment loss to average net                                     (.78%)*
   assets (c)
   Portfolio turnover rate                                                           90%*
Net assets at end of period (in millions)                                        $   16

(a) Net investment loss per share was based upon the average shares outstanding during the period.
(b) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998.
(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively.

*    Annualized

ACORN FAMILY OF FUNDS
The Acorn Family of Funds' semiannual and annual reports to shareholders contain additional information about the funds. These reports provide commentary on market conditions and investment strategies that affected each fund's performance over the past six- and 12-month periods. The Statement of Additional Information (also known as the "SAI") also contains detailed information about the Acorn funds' policies and operations. The SAI is incorporated in this prospectus by reference.

You may obtain free copies of a fund's latest semi-annual and annual shareholder reports and/or a fund's SAI. Simply call 1-800-9-ACORN-9 (1-800-922-6769) to make your request, or write to The Acorn Family of Funds, PO Box 8502, Boston, Massachusetts, 02266-8502. Reports may also be viewed and downloaded from our website at www.acornfunds.com.

You may also obtain this and other information about the Acorn funds directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington DC. You may also request information by calling the SEC at 1-800-SEC-0330 (1-800-732-0330), or sending your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     May 1, 1999

                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769

ACORN FUND
ACORN INTERNATIONAL
ACORN USA
ACORN TWENTY
ACORN FOREIGN FORTY

No-Load Funds


                               TABLE OF CONTENTS
                               -----------------

                                                                              Page
                                                                              ----
     Information About the Funds.............................................    2
     Investment Objectives and Policies......................................    2
     Investment Techniques and Risks.........................................    3
     Investment Restrictions.................................................   21
     Performance Information.................................................   27
     Investment Adviser......................................................   30
     Distributor.............................................................   32
     The Trust...............................................................   32
     Trustees and Officers...................................................   33
     Purchasing and Redeeming Shares.........................................   37
     Additional Tax Information..............................................   38
     Taxation of Foreign Shareholders........................................   40
     Portfolio Transactions..................................................   40
     Custodian...............................................................   42
     Independent Auditors....................................................   42
     Appendix - Description of Bond Ratings..................................   44
     Financial Statements....................................................   45

     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of ACORN FUND, ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY dated the date of this SAI and any supplement thereto. A copy of the Acorn Family of Funds 1998 annual report to shareholders accompanies this SAI. A copy of the prospectus and additional copies of the annual reports can be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.


                          INFORMATION ABOUT THE FUNDS

     ACORN FUND invests mostly in stocks of small and medium-size companies, generally those with market capitalizations of less than $1 billion. Of those stocks, Acorn Fund invests mostly in U.S. companies, but also may have significant foreign investments.

     ACORN INTERNATIONAL FUND concentrates its investments in stocks of small and medium-size non-U.S. companies, generally those with market capitalizations of less than $1 billion.

     ACORN USA invests mostly in stocks of small and medium-sized U.S. companies, generally those with market capitalizations of less than $1 billion.

     ACORN TWENTY invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     ACORN FOREIGN FORTY invests for long-term capital growth. The fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. Acorn Foreign Forty is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     ACORN FUND, ACORN INTERNATIONAL and ACORN USA are diversified funds under the federal securities laws. ACORN TWENTY and ACORN FOREIGN FORTY are non-diversified under the federal securities laws. However, each of the funds comply with the diversification standards established by the tax laws. See "Investment Techniques and Risks - Diversification" for more information.

     The funds are series of Acorn Investment Trust ("Acorn" or the "Trust"). All five funds are currently open to new investors; however, Acorn reserves the right to close one or more of the funds to new investors if the board of trustees of Acorn determines that additional cash flow would be detrimental to the management of the funds.

     The discussion below supplements the description in the prospectus of the funds' investment objectives, policies, and restrictions.

                       INVESTMENT OBJECTIVES AND POLICIES

     Acorn Fund, ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY invest with the objective of long-term growth of capital. The funds are not designed for investors seeking primarily income rather than capital appreciation. The funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the funds will achieve its investment objective.

     The funds use the techniques and invest in the types of securities described below and in the prospectus.

                        INVESTMENT TECHNIQUES AND RISKS

COMMON STOCKS

     The funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the funds the right to vote on measures affecting the company's organization and operations. The funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more. The funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the funds' common stock investments (as a percent of total assets) are allocated as follows:

                                 U.S.*     FOREIGN
                               COMPANIES  COMPANIES
                               ----------------------
                   FUND         MAXIMUM    MAXIMUM
          -------------------------------------------
              Acorn Fund          100%      33%
          Acorn International      25%     100%
               Acorn USA          100%      10%
              Acorn Twenty        100%      15%
          Acorn Foreign Forty      15%     100%
          -------------------------------------------

Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

* For Acorn Foreign Forty, includes U.S. investments ( usually limited to companies whose operations are primarily overseas).

See also the discussion of foreign securities below.

DIVERSIFICATION

     Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because ACORN TWENTY and ACORN FOREIGN FORTY are non-diversified, those funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of ACORN TWENTY and ACORN FOREIGN FORTY can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, those funds are not subject to the limitations under the Investment Company Act of 1940 in the percentage of their assets that they may invest in any one issuer. Both funds, however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code summarized under "Investment Restrictions").

FOREIGN SECURITIES

     The funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each fund may invest in foreign securities (as a percentage of total assets) as set forth below:

                                               FOREIGN
                                              COMPANIES
                                        ----------------------
                        FUND                   MAXIMUM
               -----------------------------------------------
                   Acorn Fund                    33%
               Acorn International              100%
                   Acorn USA                     10%
                  Acorn Twenty                   15%
               Acorn Foreign Forty              100%
               -----------------------------------------------

     ACORN FOREIGN FORTY invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Fund uses the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. The Fund does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation of emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

     ACORN TWENTY usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

     The funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the funds expects to invest 5% or more of its total assets in unsponsored depositary receipt.

     The funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     The countries in which the funds invest include those listed below. A fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are consistent with that fund's investment objective and policies.


     --------------
     MATURE MARKETS     DEVELOPING MARKETS      EMERGING MARKETS
     --------------     ------------------      ----------------
         Australia            Argentina       Bangladesh      Morocco
         Austria              Chile           Botswana        Pakistan
         Belgium              Greece          Brazil          Peru
         Canada               Hong Kong       China           Philippines
         Denmark              Indonesia       Colombia        Poland
         Finland              Israel          Cyprus          Sri Lanka
         France               Korea           Czech Republic  Swaziland
         Germany              Malaysia        Ecuador         Turkey
         Ireland              Mexico          Egypt           Uruguay
         Italy                Portugal        Ghana           Venezuela
         Japan                Singapore       Hungary         Zambia
         Luxembourg           Taiwan          India           Zimbabwe
         Netherlands          Thailand        Jordan
         New Zealand                          Kenya
         Norway
         South Africa
         Spain
         Sweden
         Switzerland
         United Kingdom
         United States

     It may not be feasible for the funds currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

CURRENCY EXCHANGE TRANSACTIONS

     The funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, Wanger Asset Management, L.P. ("WAM"), the funds' investment adviser, may aggregate such positions as to the currency hedged.

     If a fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that fund having a value at least as great as the fund's commitment under such forward contract will be segregated on the books of the fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a fund retains the portfolio security and engages in an offsetting transaction, that fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     SYNTHETIC FOREIGN MONEY MARKET POSITIONS.  The funds may invest in money
     ----------------------------------------
market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the investment limits set forth in the chart on page 4.

OPTIONS AND FUTURES

     The funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the funds' investment objective.

     OPTIONS.  An option on a security (or index) is a contract that gives the
     -------
purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a fund expires, that fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, that fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a fund desires.

     A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a fund is an asset of that fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC DERIVATIVES.  The funds may buy and sell over-the-counter ("OTC")
     ---------------
derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     RISKS ASSOCIATED WITH OPTIONS.  There are several risks associated with
     -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the funds, that fund would not able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.  The funds may use
     --------------------------------------------------
interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index/1/ at a specified price and time. A public market exists in
                  -
futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long


___________

/1/  A futures contract on an index is an agreement pursuant to which two
 - parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the funds, the funds will limit their use of futures contracts and futures options to hedging transactions. For example, a fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the fund's securities or the price of the securities that the fund intends to purchase. The fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the funds' exposure to stock price, interest rate, and currency fluctuations, the funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a fund does not represent a borrowing or loan by the fund but is instead settlement between that fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the funds will mark-to-market their open futures positions.

     The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the funds realize a capital gain, or if it is more, the funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund engaging in the transaction realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

     RISKS ASSOCIATED WITH FUTURES.  There are several risks associated with the
     -----------------------------
use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. The fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     LIMITATIONS ON OPTIONS AND FUTURES.  A fund will not enter into a futures
     ----------------------------------
contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the fund's total assets.
                     -

     When purchasing a futures contract or writing a put option on a futures contract, a fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a fund similarly will maintain with its custodian readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the fund.

     A fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and


______________

/2/  A call option is "in-the-money" if the value of the futures contract that
 - is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     No fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that fund's total assets would be invested in such securities.

     TAXATION OF OPTIONS AND FUTURES.    If a fund exercises a call or put
     --------------------------------
option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.

     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a fund delivers securities under a futures contract, the fund also realizes a capital gain or loss on those securities.


___________________________

/3/  An equity option is defined to mean any option to buy or sell stock, and
 - any other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     For federal income tax purposes, a fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-endmark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of the hedged securities.

     If a fund were to enter into a short index future, short index futures option or short index option position and the fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other fund investments, to the extent such gains exceed recognized capital
losses and any net capital loss carryovers of the funds.   Shareholders will be
advised of the nature of such capital gain distributions.

     For further information, see the discussion under "Additional Tax Information."

     SWAP AGREEMENTS.  A swap agreement is generally individually negotiated and
     ----------------
structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a fund's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A fund may enter into any form of swap agreement if WAM determines it is consistent with that fund's investment objective and policies, but each fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

     A swap agreement tends to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a fund's investments and its NAV.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, that fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate a fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     A fund will segregate its assets to cover its current obligations under a swap agreement. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that fund's accumulated obligations under the swap agreement over the accumulated amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that fund's accumulated obligations under the agreement.

SHORT SALES AGAINST THE BOX

     Each fund may make short sales of securities if at all times, when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

     In a short sale against the box, a fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the securities sold short. In addition, the fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the fund must deposit and continuously maintain in a separate account with State Street an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. Because the fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the fund owns, either directly or indirectly, and, in the case where the fund owns convertible securities, changes in the conversion premium. The funds will incur transaction costs in connection with short sales.

     In addition to enabling the funds to hedge against market risk, short sales may afford a fund an opportunity to earn additional current income to the extent the fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund's short positions remain open.

     The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

DEBT SECURITIES

     The funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the funds or the portion of a fund's assets that may be invested in debt securities in a particular ratings category, except that ACORN INTERNATIONAL may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Acorn Fund nor Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Acorn USA, Acorn Twenty and Acorn Foreign Forty does not intend to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares - Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

ILLIQUID SECURITIES

         The funds may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 10% of the value of the net assets of Acorn Fund, or more than 15% of the value of the net assets of each of ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, Acorn Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives (or more than 15% of the value of the net assets of each of ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY), that fund will take appropriate steps to protect liquidity.

         Notwithstanding the above, a fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a fund's restriction of investing no more than 10% (for Acorn Fund) or 15% (for Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

         Repurchase agreements are transactions in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a fund will enter into repurchase agreements only with banks and dealers WAM believes present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

         A fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

         At present, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY are the only funds that invest in repurchase agreements, and then only with respect to not more than 5% of their respective total assets. ACORN FUND and ACORN INTERNATIONAL have no present intention of investing in repurchase agreements.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES; REVERSE REPURCHASE AGREEMENTS

         The funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

         A fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time a fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a fund, may increase NAV fluctuation. The funds have no present intention of investing in reverse repurchase agreements.

TEMPORARY STRATEGIES

         The funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of ACORN FUND, ACORN INTERNATIONAL and ACORN FOREIGN FORTY, those of foreign issuers), and most or all of the fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a fund might employ defensive strategies.

         In addition, pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, a fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

PORTFOLIO TURNOVER

         Although the funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Under normal conditions, the funds' portfolio turnover rate will be below 50%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

LINE OF CREDIT

         Acorn maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the funds would be subject to each fund's restrictions on borrowing under "Investment Restrictions," below.

                             INVESTMENT RESTRICTIONS

ACORN FUND

         In pursuing its investment objective ACORN FUND will not:

         1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

         2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

         3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

         4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

          5. Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

          6. Borrow money except (a) from banks for temporary or emergency purposes at fixed rates of interest in amounts not exceeding 10% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

          7. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures;

          8. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

          9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

          10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

          11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

          12. Sell securities short or maintain a short position, except short sales against-the-box;

          13. Participate in a joint or on a joint or several basis in any trading account in securities;

          14. Invest in companies for the purpose of management or the exercise of control;

          15. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

ACORN INTERNATIONAL

          In pursuing its investment objective ACORN INTERNATIONAL will not:

          1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

          2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

          4.  Make loans, but this restriction shall not prevent the fund from
          (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

          5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

          6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

          7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

          8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

          9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

          10. Sell securities short or maintain a short position, except short sales against-the-box.

          11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

ACORN USA

          In pursuing its investment objective ACORN USA will not:

          1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

          2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

          4.   Make loans, but this restriction shall not prevent the Fund from
          (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

          5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

          6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

          7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

          8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

          9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

          10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

ACORN TWENTY AND ACORN FOREIGN FORTY

          In pursuing its investment objective each of ACORN TWENTY and ACORN FOREIGN FORTY will not:

          1. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

          2. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets;

          3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

          4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

          5.   Make loans, but this restriction shall not prevent the Fund from
          (a) investing in debt securities, (b) investing in repurchase agreements, or (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

          6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

          7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

          8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

          9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

          10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

          11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

          The above restrictions (except the bracketed language) for each fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares.

          In addition, ACORN FUND, ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, the funds will not:

          a. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

          b. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Acorn Fund];

          c. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to ACORN TWENTY].

          c. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to ACORN USA].

          e. Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions [this restriction applies only to ACORN FOREIGN FORTY].

          d. Invest in companies for the purpose of management or the exercise of control;

          e. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

          f. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to ACORN FUND, ACORN INTERNATIONAL and ACORN USA];

          g. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements in maturing in more than seven days; and

          h. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

          Notwithstanding the foregoing investment restrictions, ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of ACORN INTERNATIONAL and ACORN USA, such purchase will not result in either fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of ACORN INTERNATIONAL'S portfolio securities with the result that the fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

                             PERFORMANCE INFORMATION

          From time to time the funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

          Average Annual Total Return is computed as follows:

                ERV = P(1+T)/n/


          Where:    P = the amount of an assumed initial investment in shares of a fund
                    T = average annual total return
                    n = number of years from initial investment to the end of
                        the period
                  ERV = ending redeemable value of shares held at the end of the period


          For example, as of December 31, 1998 the Total Return and Average Total Return on a $1,000 investment in the funds for the following periods were:

ACORN FUND                                            Average Annual
----------
                                       Total Return    Total Return
                                       ------------   --------------
1 year............................            6.02%            6.02%
5 years...........................           81.55%           12.67%
10 years..........................          352.81%           16.29%
Life of Fund (inception 6/10/70)..        7,976.85%           16.61%

ACORN INTERNATIONAL                                   Average Annual
-------------------
                                       Total Return    Total Return
                                       ------------   --------------

1 year............................           15.43%           15.43%
3 years...........................           39.53%           11.74%
5 years...........................           46.20%            7.89%
Life of Fund (inception 9/23/92)..          133.05%           14.45%

ACORN USA                                             Average Annual
---------
                                       Total Return    Total Return
                                       ------------   --------------
1 Year............................            5.79%            5.79%
Life of Fund (inception 9/4/96)...           63.05%           23.46%

ACORN TWENTY                                           Average Annual
------------
                                       Total Return     Total Return
                                       ------------    --------------
Life of Fund (inception
 11/23/98)........................            7.10%          N/A


ACORN FOREIGN FORTY                                    Average Annual
-------------------
                                       Total Return     Total Return
                                       ------------    --------------
Life of Fund (inception
 11/23/98)........................           10.00%          N/A

     The funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the funds are not necessarily indicative of future results. Each fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of WAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     In advertising and sales literature, each fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. One measure of volatility is beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index. Another measure of volatility is R-squared. It reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost. Beta and R-squared are calculated by performing a least squares linear regression using five years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

     The following are some benchmark indices utilized by the funds: Salomon Brothers Extended Market Index ("EMI"), an index of the bottom 20% of institutionally investable capital of countries, selected by Salomon, excluding the U.S.; Morgan Stanley's Europe, Australasia Far East Index ("EAFE"), an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada; the Standard & Poor's 500 Stock Index ("S&P 500"), a broad, market-weighted average of U.S. blue-chip companies; the Standard & Poor's MidCap 400 ("S&P 400"), also a broad, market-weighted average of U.S. companies in the next tier down in size from the S&P 500; and the Russell 2000 Index, an index formed by taking the 3,000 largest U.S. companies and eliminating the largest 1,000, leaving an unweighted index of 2000 small companies. All indexes are unmanaged and included reinvested dividends.

     As of December 31, 1998, some statistics for the funds are as follows:

                                         R2    Beta  Alpha
                                         --    ----  ------
Acorn Fund
----------
               vs. S&P 500               0.70  0.89  -6.90%
               vs. Russell 2000          0.82  0.79   5.74%

Acorn International
-------------------

               vs. EMI Ex U.S.           0.68  0.80   4.29%
               vs. EAFE                  0.63  0.70   1.58%

     Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

                               INVESTMENT ADVISER

     Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $7 billion under management, including the funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah
J. Zell, Marcel P. Houtzager, Robert A. Mohn, John H. Park and Margaret M. Foster. Ralph Wanger is the president of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the funds' business affairs. It furnishes office space, equipment and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each fund through June 30, 1999, and thereafter from year to year so long as its continuance as to each fund is approved at least annually by (i) the board of trustees of Acorn or by the holders of a majority of that fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to a fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that fund (by a majority as defined in the 1940 Act) on sixty days' written notice to WAM or by WAM on sixty days' notice to the fund, and will terminate automatically in the event of its assignment. The fees payable by a fund under the Agreement are the obligation only of that fund and impose no liability on the other funds.

     The advisory fees the funds pay to WAM are calculated daily and paid monthly, at the annual rates shown below:

     ACORN FUND

               Average Daily Net Assets           Rate of Fee
               ------------------------           -----------
               First $700 million                    0.75%
               $700 million to $2 billion            0.70%
               In excess of $2 billion               0.65%

     ACORN INTERNATIONAL

               Average Daily Net Assets           Rate of Fee
               ------------------------           -----------
               First $100 million                    1.20%
               $100 million to $500 million          0.95%
               In excess of $500 million             0.75%

     ACORN USA

               Average Daily Net Assets           Rate of Fee
               ------------------------           -----------
               First $200 million                    0.95%
               In excess of $200 million             0.90%

     ACORN TWENTY

                                                  Rate of Fee
                                                  -----------
                                                     0.90%

     ACORN FOREIGN FORTY

                                                  Rate of Fee
                                                  -----------
                                                     0.95%

     The advisory fees paid by ACORN FUND for 1998, 1997 and 1996, respectively, were $24,905,000, $14,349,000 and $12,437,000. The investment advisory fees paid by ACORN INTERNATIONAL for 1998, 1997 and 1996 were $14,124,000, $16,235,000 and $13,255,000. For the year ended December 31, 1998 and 1997 and from its inception on September 4, 1996 to December 31, 1996, ACORN USA paid investment advisory fees of $2,336,000, $1,199,000 and $101,000. For the year ended December 31, 1998 since inception on November 23, 1998, ACORN TWENTY and ACORN FOREIGN FORTY paid advisory fees of $26,000 and $11,000, respectively.
All advisory fees for the periods before January 1, 1998 were paid at the rates in effect at that time, which, for ACORN FUND were lower than the rates of fee shown. WAM advanced all of ACORN USA'S organizational expenses, which are being amortized and reimbursed to WAM through September 2001.

     Acorn has a separate administrative services agreement with WAM under which WAM receives a fee, calculated daily and paid monthly, at the annual rate of
0.05 of 1% of each fund's average daily net assets. The funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums and the fees of trustees not affiliated with WAM.

                                  DISTRIBUTOR

     Shares of each fund are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees or other charges to the funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. The Distribution Agreement for ACORN FUND, ACORN INTERNATIONAL and ACORN USA will continue in effect through December 31, 1999 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Distribution Agreement for ACORN TWENTY and ACORN FOREIGN FORTY will continue in effect through June 30, 1999 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD. WAM BD offers the funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                   THE TRUST

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated April 21, 1992 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the funds are not currently divided into classes. ACORN FUND, ACORN INTERNATIONAL, ACORN USA, ACORN TWENTY and ACORN FOREIGN FORTY are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's trustees and officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             TRUSTEES AND OFFICERS

     The trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:

Irving B. Harris, trustee and chairman
     Two North LaSalle Street, Suite 400 Chicago, Illinois 60602; date of birth 8/4/1910; chairman of the executive committee and director, Pittway Corporation (multi-product manufacturer and publisher); chairman, William Harris Investors, Inc. (investment adviser); chairman, The Harris Foundation (charitable foundation); director, Teva Pharmaceutical Industries, Inc. (pharmaceutical manufacturer)

Ralph Wanger, trustee and president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 6/21/1934; trustee and president, Wanger Advisors Trust; director, Wanger Investment Company plc; principal, Wanger Asset Management, L.P.

James H. Lorie, trustee and vice chairman
     1101 East 58th Street, Chicago, Illinois 60637; date of birth 2/23/1922; retired; Eli B. and Harriet B. Williams Professor of Business Administration Emeritus, University of Chicago Graduate School of Business; director, Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tobacco

Leo A. Guthart, trustee
     165 Eileen Way, Syosset, New York 11791; date of birth 9/26/1937; vice chairman, Pittway Corporation (multi-product manufacturer and publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers), Alarm Net (cellular radio service) and Cylink Corporation (supplier of encryption equipment)(chairman); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); chairman of the board of trustees, Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute.

Jerome Kahn, Jr., trustee
     Two North LaSalle Street, Suite 400, Chicago, Illinois 60602; date of birth 4/13/1934; president, William Harris Investors, Inc. (investment adviser); director, Pittway Corporation (multi-product manufacturer and publisher).

David C. Kleinman, trustee
     1101 East 58/th/ Street, Chicago, Illinois 60637; date of birth 10/12/1935; senior lecturer in business administration, University of Chicago Graduate School of Business; business consultant; director, Irex Corporation (insulation contractor).

Charles P. McQuaid, trustee and senior vice president*
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 8/27/1953; trustee and senior vice president, Wanger Advisors Trust; principal and director of research, Wanger Asset Management, L.P.

Roger S. Meier, trustee
     1211 S. W. Fifth Avenue, Portland, Oregon 97204; date of birth 1/18/1926; president, AMCO, Inc. (investment and real estate management); director, Fred Meyer, Inc. (retail chain); director, Red Lion Inns Limited Partnership (hotel chain); director and advisory board member, Key Bank of Oregon (banking); chairman of Investment Council and member of Committee of Legacy Systems (hospital); executive director and chairman of investment committee, Portland Art Museum.

Allan B. Muchin, trustee
     525 West Monroe Street, Chicago, Illinois 60661; date of birth 1/10/1936; partner, Katten, Muchin & Zavis (law firm); director, Alberto-Culver Company (toiletries).

Robert E. Nason, trustee
     130 East Randolph Drive, Chicago, Illinois 60601; date of birth 7/29/1936; director, Hach Company (manufacturer and distributor of water testing and monitoring products and agents); director, Fairfax Insurances Limited (privately owned insurance company); from 1990-1998, executive partner and chief executive officer, member of the executive committee and member of the policy board of Grant Thornton International (public accounting firm).

Katherine Schipper, trustee
     1101 East 58/th/ Street, Chicago, Illinois 60637; date of birth 10/04/1949; Eli B. and Harriet B. Williams Professor of Accounting, KPMG Peat Marwick Faculty Research Scholar and Director of the Institute of Professional Accounting, University of Chicago Graduate School of Business.

Margaret M. Forster, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth _________; analyst and portfolio manager, Wanger Asset Management, L.P., since 1994; assistant professor of finance, Kellogg Graduate School of Management, Northwestern University, 1993-1994.

Marcel P. Houtzager, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 10/26/1960; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

Kenneth A. Kalina, assistant treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60603; date of birth 8/4/1959; assistant treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset Management, L.P., since September 1995; prior thereto, treasurer of the Stein Roe Mutual Funds.

Bruce H. Lauer, vice president, assistant secretary and treasurer
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 7/22/1957; vice president and treasurer, Wanger Advisors Trust; chief administrative officer, Wanger Asset Management, L.P. since April 1995; director, Wanger Investment Company plc; prior thereto, first vice president, investment accounting, Kemper Financial Services, Inc.

Robert A. Mohn, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 9/13/1961; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

John H. Park, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/30/1967; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management. L.P. (since 1993); analyst.

Mark H. Yost, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 6/28/1963; analyst and portfolio manager, Wanger Asset Management, L.P., (since October 1995); co-portfolio manager; Wanger U.S. Smaller Companies Fund since June 1997; portfolio manager of WAM Yost Partnership, L.P.; prior thereto, investment analyst, First Chicago Corporation.

Leah J. Zell, vice president
     227 West Monroe Street, Suite 3000, Chicago, Illinois 60606; date of birth 5/23/1949; vice president, Wanger Advisors Trust; principal, analyst and portfolio manager, Wanger Asset Management, L.P.

     *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of December 1, 1998, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of the funds.

     Mr. Wanger and Ms. Zell are married to each other.

     At January 31, 1999, The State of Illinois Deferred Compensation Plan held 19,974,389 shares, and Charles Schwab & Co., Inc. ("Schwab") held 11,379,160 shares of Acorn Fund as owners of record, but not beneficially (9.80% and 5.58% of the outstanding shares, respectively). Schwab held 12,682,052 shares of Acorn International (15.40% of the outstanding shares) as owner of record, but not beneficially. Schwab held 2,323,554 shares, and National Financial Services Corporation, Donaldson Lufkin & Jenrette and Firstcinco Reinvest held 1,304,791, 1,213,449 and 1,158,744 shares, of Acorn USA (12.39%, 6.96%, 6.47% and 6.18% of the outstanding shares, respectively) as owners of record, but not beneficially.

     During 1998 the funds paid fees aggregating $302,000 to board members who were not affiliated with WAM. The following table sets forth the total compensation paid by the Trust during the fiscal year ended December 31, 1998 to each of the trustees of the Trust:

                              AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE          TOTAL
                                COMP.            COMP.          COMP.FROM       COMP. FROM       COMP. FROM          COMP.
                           FROM ACORN FUND    FROM ACORN        ACORN USA      ACORN TWENTY+    ACORN FOREIGN         FROM
Name of Trustee                                  INT.                                              FORTY+       FUND COMPLEX (5)
--------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris               60,800           27,500            2,700              0                0             $91,000
Leo A. Guthart                 23,450           10,500            1,050              0                0             $35,000
Jerome Kahn, Jr.               23,450           10,500            1,050              0                0             $35,000
David C. Kleinman              23,450           10,500            1,050              0                0             $35,000
James H. Lorie                 23,950           10,500            1,050              0                0             $35,500
Charles P. McQuaid                0                0                 0               0                0                0
Roger S. Meier                 23,450           10,500            1,050              0                0             $35,000
Adolph Meyer, Jr.*             19,430            8,700              870              0                0             $29,000
Allan B. Muchin**               1,452              650               65              0                0              $2,167
Robert E. Nason**               1,452              650               65              0                0              $2,167
Katherine Schipper**            1,452              650               65              0                0              $2,167
Ralph Wanger                      0                0                 0               0                0                0
--------------------------------------------------------------------------------------------------------------------------------

     +   Since November 23, 1998.
     *   Served on the Board of the Trust until December 31, 1998.
     **  Elected to the Board of the Trust effective December 1, 1998.

     The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each fund's obligation to make payments under the Plan is a general obligation of that fund. No fund is liable for any other fund's obligations to make payments under the Plan.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the funds' prospectus under the headings "Your Account - How to Buy Shares" and "Your Account - How to Sell Shares." All of that information is incorporated herein by reference.

     Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on behalf of the funds. Some of those authorized agents may charge transaction fees for their services. For purchase orders placed through an authorized agent, a shareholder will pay the fund's NAV per share (see "Purchasing and Redeeming Shares - Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent will not charge any transaction fees directly to investors in a fund. However, for accounting and shareholder servicing services provided by such agent with respect to fund share accounts held on behalf of its customers, the agent may charge a fee, generally a percentage of the annual average value of those accounts. WAM pays any such fees.

NET ASSET VALUE

     Share purchase and redemption orders will be priced at a fund's NAV next computed after such orders are received and accepted by: (i) Acorn's transfer agent; (ii) a broker-dealer or other financial services company authorized by Acorn to accept purchase and redemption orders on the fund's behalf; or (iii) such authorized broker-dealer's designee. Each fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

     For purposes of computing the NAV of a fund share, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Trading in the foreign securities of the funds' portfolios may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the funds do not calculate their NAVs. Conversely, trading in the funds' foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the funds' foreign securities. Those timing differences may have a significant effect on a fund's NAV.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the account value falls below $1,000 because of share redemptions. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds (the "Money Funds") in connection with an exchange plan between the Acorn funds and the Money Funds (the "Switch Plan"). For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                          ADDITIONAL TAX INFORMATION

     Each fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a fund's NAV may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, will be taxable either as a dividend or capital gain distribution, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to sales transactions which occur during taxable years ending after December 31, 1997. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the Fund for more than one year.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. If you realize a loss on the sale of fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     Under certain circumstances, Acorn may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Backup withholding may be required if: (a) you fail to furnish your social security or other tax identification number; (b) you fail to certify that your social security or tax identification number is correct and that you are not subject to backup withholding due to the underreporting of certain income; or (c) the IRS informs Acorn that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your fund account. Acorn must promptly pay the IRS all amounts withheld. Therefore, it is usually not possible for Acorn to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a fund will be increased; if the result is a loss, the income dividend paid by a fund will be decreased.

     Dividends paid by ACORN INTERNATIONAL and ACORN FOREIGN FORTY are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of that fund's income consists of dividends paid by United States corporations. A portion of the dividends paid by ACORN FUND, ACORN USA and ACORN TWENTY is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the funds are never eligible for this deduction.

     Income received by the funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that fund may file an election with the IRS to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Each of ACORN INTERNATIONAL and ACORN FOREIGN FORTY intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of ACORN INTERNATIONAL or ACORN FOREIGN FORTY, if the foreign taxes paid by the fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under
Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. ACORN FUND, ACORN USA and ACORN TWENTY do not expect to be able to "pass through" foreign tax credits.

                       TAXATION OF FOREIGN SHAREHOLDERS

     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by ACORN INTERNATIONAL and ACORN FOREIGN FORTY (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a tax treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            PORTFOLIO TRANSACTIONS

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the funds, and is responsible for making and initiating the execution of investment decisions by the funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the funds to take into account the value of the information received for use in advising the funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the funds, in the same manner that the funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by the funds during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:


              FUND                         1998             1997             1996
     ------------------------------------------------------------------------------------
     Acorn Fund                         $2,766,000       $2,952,000       $3,440,000
     Acorn International                 4,111,000        5,350,000        3,929,000

     Acorn USA                305,000          216,000                88,900*
     Acorn Twenty              53,000**            N/A                   N/A
     Acorn Foreign Forty       41,000**            N/A                   N/A

      * From commencement of operations on September 4, 1996.

     ** From commencement of operations on November 23, 1998.


     During 1998, the funds paid brokerage commissions in connection with portfolio transactions involving purchases and sales to brokers who furnished investment research services to the funds, as follows: ACORN FUND paid approximately $1,268,000 in brokerage commissions on purchases and sales aggregating approximately $448 million; ACORN INTERNATIONAL paid approximately $3,619,000 in brokerage commissions on purchases and sales aggregating approximately $1,019 million; ACORN USA paid approximately $80,000 in brokerage commissions aggregating approximately $37 million; ACORN TWENTY paid approximately $22,000 in brokerage commissions aggregating approximately $9 million; and ACORN FOREIGN FORTY paid approximately $37,000 in brokerage commissions aggregating approximately $12 million.

     The funds and WAM each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of Acorn and WAM. Although investment decisions for the funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the funds and one or more other advisory clients. If any of the funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian for the funds. It is responsible for holding all securities and cash of the funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the funds. The funds have authorized State Street to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             INDEPENDENT AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the funds' annual financial statements, reviews certain regulatory reports and the funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the funds.

                    APPENDIX - DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

MOODY'S RATINGS

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P RATINGS

     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                             FINANCIAL STATEMENTS

Acorn Twenty
    Statement of Investments December 31, 1998


Number of Shares                                       Value (000)
------------------------------------------------------------------

                                              Common Stocks: 94.4%
------------------------------------------------------------------
Information: 39.0%
              Television Programming: 3.4%
     25,000   Liberty Media Group,
                Tele-Communications (b)                     $1,152
              CATV & Satellite Dish Programming

              Telephone Services: 8.9%
    170,000   RCN                                            3,007
              Metro Market: Voice, Video & Data Services

              Mobile Communications: 11.0%
     83,000   Telephone and Data Systems                     3,730
              Cellular & Telephone Franchises

              Business Information/
              Marketing Services: 15.7%
     50,000   Acxiom (b)                                     1,550
              Database Marketing Services
     28,000   H & R Block                                    1,260
              Tax Preparation
     40,000   TCI Ventures (b)                                 943
              Communication Services
     70,000   PRIMEDIA                                         823
              Specialty Magazines & Other Publications
     25,000   ACNielsen (b)                                    706
              Retail Measurement
------------------------------------------------------------------
                                                             5,282
                                                           -------
Information: Total                                          13,171
------------------------------------------------------------------
              Health Care: 12.8%

              Services: 12.8%
     40,000   Lincare Holdings (b)                           1,622
              Home Health Care Services
     91,000   First Health Group (b)                         1,507
              PPO Network
     41,000   HBO & Company                                  1,176
              Hospital Computer Services
                                                             4,305
                                                           -------
Health Care: Total                                           4,305

------------------------------------------------------------------
Consumer Goods/Services: 12.1%

              Cruise Lines: 5.2.%
     47,000   Royal Caribbean Cruises                       $1,739
              Cruises to Caribbean & Alaska
              Leisure Vehicles: 3.4%
     24,000   Harley-Davidson                                1,137
              Motorcycles & Related Merchandise

              Manufacturers: 3.5%
     54,000   Jones Apparel (b)                              1,191
              Women's Apparel
                                                           -------
Consumer Goods/Services: Total                               4,067

------------------------------------------------------------------
Finance: 17.4%

              Finance Companies: 5.6%
     135,000  Americredit (b)                                1,865
              Auto Lending

              Insurance: 5.0%
     10,000   Progressive                                    1,694
              Auto Insurance

              Banks: 6.8%
     28,000   Republic NY                                    1,276
              Private & Retail Banking
     51,000   Peoples Heritage Financial                     1,020
              New England Bank
------------------------------------------------------------------
                                                             2,296
                                                            ------
     Finance: Total                                          5,855
------------------------------------------------------------------
Industrial Goods/Services: 5.6%

              Logistics: 5.6%
     45,000   Expeditors International of Washington         1,890
              International Freight Forwarder
                                                            ------
Industrial Goods/Services: Total                             1,890



Principal Amount or
Number of Shares                                   Value (000)
--------------------------------------------------------------

--------------------------------------------------------------
Energy/Minerals: 7.5%



            Independent Power: 7.5%
   28,000   AES Corporation (b)                        $ 1,326
            Power Plants
   35,000   CalEnergy (b)                                1,214
            Power Plants/Competitive Utility
--------------------------------------------------------------
                                                         2,540
                                                       -------
Energy/Minerals: Total                                   2,540

                                                       -------
Total Common Stocks: 94.4%                              31,828
           (Cost: $29,296)

Short-Term Obligations: 2.9%
    $ 994   State Street Bank
            Repurchase Agreement                           994
            2.0% Maturing 1/4/99;
            12/31/98 Agreement
            Collateralized by U.S. Treasury Bonds
--------------------------------------------------------------
            (Cost: $994)                                   994
                                                       -------
Total Investments: 97.3%                                32,822
            (Cost: $30,290)
                                                       -------
Cash and Other Assets Less Liabilities: 2.7%               902
                                                       -------
Total Net Assets: 100%                                 $33,724
==============================================================



>Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $30,290,000 and net unrealized appreciation was $2,532,000, consisting of gross unrealized appreciation of $2,805,000 and gross unrealized depreciation of $273,000.
(b)  Non-income producing security.

Acorn Foreign Forty
     Statement of Investments December 31, 1998


Number of Shares                          Value (000)
------------------------------------------------------------------
                                 Common Stocks: 90.3%
------------------------------------------------------------------
Europe: 71.5%

                 Germany: 1.3%

    2,000        Rhoen Klinikum                               $199
                 Hospital Management

                 Denmark: 2.1%

    5,000        ISS International System                      325
                 Cleaning Services

                 Finland: 2.8%

    7,500        Helsinki Telephone                            449
                 Telecommunications Operator

                 Sweden: 0.9%

    4,000        Autoliv                                       149
                 Seatbelts & Airbags

                 France: 7.1%

    2,500        Atos (b)                                      598
                 Computer Services/Transaction Processing

    2,000        SITA                                          524
                 Waste Hauling & Landfills
------------------------------------------------------------------
                                                             1,122
                 United Kingdom: 23.1%

    60,000       Hays                                          527
                 Outsourcing Services

     9,000       NTL (b)                                       508
                 Voice, Video & Data Services

   150,000       Smith & Nephew                                467
                 Medical Equipment

    30,000       Bodycote                                      415
                 Materials Technology & Metal Processing

    45,000       Logica                                        391
                 Computer Software & Services

    60,000       Airtours                                      383
                 Markets & Operates Packaged Tour Vacations

    20,000       Serco Group (b)                               383
                 Facilities Management

    35,000       Sema Group                                    344
                 Computer Software & Services

    10,000       Energis (b)                                   224
                 Telecommunications Services
------------------------------------------------------------------
                                                             3,642
                 Switzerland: 5.6%

       350       Cie Fin Richemont                             495
                 Luxury Goods, Tobacco & Pay TV

       250       Pargesa Holdings                              395
                 Industrial & Media Conglomerate
------------------------------------------------------------------
                                                               890
                 Italy: 7.4%

   160,000       Olivetti (b)                                  558
                 Mobile Telecommunications

    42,000       Editoriale L'Espresso                         369
                 Newspapers & Magazines

    30,000       Autogrill                                     242
                 Tollway Restaurants
------------------------------------------------------------------
                                                             1,169

     7,500       Aguas de Barcelona                        $   503
                 Utility

    12,000       Mapfre Vida                                   452
                 Life Insurance & Mutual Funds
------------------------------------------------------------------
                                                               955
                 Netherlands: 15.1%

    23,000       Unique International                          527
                 Temporary Employment

    20,000       Kon. Pakhoed                                  505
                 Logistics

     9,000       Global TeleSystems (b)                        502
                 Telecommunications Services

    13,000       Hunter Douglas                                431
                 Decorative Window Coverings

     4,543       ASR Verzekeringsgroep                         412
                 Insurance
------------------------------------------------------------------
                                                             2,377
                                                            ------
Europe: Total                                               11,277
------------------------------------------------------------------
Asia: 11.6%

                 Hong Kong: 0.1%

     7,000       Li and Fung                                    14
                 Sourcing of Consumer Goods

                 Japan: 8.3%
       100       NTT Data                                      497
                 Computer Services/Data Communications

     2,500       Nintendo                                      243
                 Video Games

    10,000       Terumo                                        236
                 Health Care Supplies

     2,000       Softbank                                      120
                 Software/Network Services

     1,500       Takefuji                                      110
                 Unsecured Loans

     4,500       NuSkin Enterprises (b)                        106
                 Cosmetics Sold Door-to-Door
------------------------------------------------------------------
                                                             1,312
                 Singapore: 3.2%

   200,000       Natsteel Electronics                          509
                 Electronic Manufacturing Services
                                                             -----
Asia: Total                                                  1,835

------------------------------------------------------------------
Other Countries: 7.2%

                 Canada: 5.8%

    19,000       Celestica (b)                                 468
                 Electronic Manufacturing Services

    20,000       Canadian Natural Resources (b)                299
                 Oil & Gas Producer

     7,000       Power Financial                               155
                 Financial Services Holding Company
------------------------------------------------------------------
                                                               922
                 Israel: 0.6%

     5,000       Amdocs (b)                                     86
                 Telecommunications Billing
                   & Customer Care Software


See accompanying notes to financial statements


                                       48


Principal Amount or
Number of Shares                                         Value (000)
--------------------------------------------------------------------
              South Africa: 0.8%
     16,000  Comparex Holdings                               $  130
             Computer Networking & Systems Integration       ------
Other: Total                                                  1,138
Total Common Stocks: 90.3%                                   14,250
             (Cost: $13,084)

Short-Term Obligations: 10.8%
    $ 1,709  State Street Bank
             Repurchase Agreement                             1,709
             3.25% Maturing 1/4/99;
             12/31/98 Agreement
             Collateralized by U.S. Treasury Bonds
-------------------------------------------------------------------
             (Cost: $1,709)                                   1,709

Total Investments: 101.1%                                   $15,959
             (Cost: $14,793)
                                                            -------
Cash and Other Assets Less Liabilities: (1.1%)                 (174)
                                                            -------
Total Net Assets: 100%                                      $15,785
-------------------------------------------------------------------


Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $14,812,000 and net unrealized appreciation was $1,147,000, consisting of gross unrealized appreciation of $1,289,000 and gross unrealized depreciation of $142,000.
(b)  Non-income producing security.


             Portfolio Diversification

At December 31, 1998, Acorn Foreign Forty's portfolio of investments as a percent of net assets was diversified as follows:



                                 Value (000)   Percent
 -----------------------------------------------------
 Information
Computer Services                  $ 1,960      12.5%
Telephone Services                   1,175       7.5
Mobile Communications                  558       3.5
Contract Manufacturing                 509       3.2
CATV                                   508       3.2
Publishing                             489       3.1
Business Software                       86       0.5
------------------------------------------------------
                                     5,285      33.5
 Health Care
Hospital/Laboratory Supplies           467       3.0
Medical Equipment                      236       1.5
Hospital Management                    199       1.2
------------------------------------------------------
                                       902       5.7

 Consumer Goods/Services
Durable Goods                          580       3.7
Entertainment                          495       3.1
Travel                                 383       2.4
Consumer Software                      243       1.5
Restaurants                            242       1.5
Nondurables                            106       0.8
------------------------------------------------------
                                     2,049      13.0

 Finance
Insurance                            1,019       6.5
Closed-End Funds                       395       2.5
Savings & Loan                         110       0.7
------------------------------------------------------
                                     1,524       9.7

 Industrial Goods/Services
Outsourcing Services               $ 1,776      11.3%
Industrial Services                    505       3.2
Electrical Components                  468       3.0
Industrial Materials                   415       2.5
------------------------------------------------------
                                     3,164      20.0

 Energy/Minerals
Oil/Gas Producers                      299       1.9

 Other Industries
Waste Management                       524       3.3
Regulated Utilities                    503       3.2
------------------------------------------------------
                                     1,027       6.5

Total Common Stocks:                14,250      90.3

Short-Term Obligations:              1,709      10.8
------------------------------------------------------
Total Investments:                  15,959     101.1

Cash and Other Assets less
Liabilities:                          (174)     (1.1)
------------------------------------------------------
Net Assets:                        $15,785     100.0%


Acorn USA
    Major Portfolio Changes in the Fourth Quarter


                                   Number of Shares
                                  ------------------
                                  9/30/98   12/31/98
Additions
----------------------------------------------------
    Information
Aspect Telecommunications         146,100    377,100
Aztec Technology Partners         243,000    531,300
Information Management                  0     22,000
JDA Software                            0    214,000
Micros Systems                    391,500    518,500
National Data                     182,100    214,300
Sykes Enterprises                 196,300    258,500
Systems & Computer Technology           0    210,400
----------------------------------------------------
    Health Care
CuraGen                                 0     49,100
First Health Group                152,000    352,000
Lincare Holdings                  275,200    352,200
----------------------------------------------------
    Consumer Goods/Services
First Years                             0      2,500
Host Marriott Services            842,100    930,600
----------------------------------------------------
    Finance
Americredit                             0    135,000
Markel                                  0     13,800
----------------------------------------------------
    Industrial Goods/Services
Compass International Services     83,000    243,000
Wackenhut, Cl. B                  349,500    382,200
----------------------------------------------------
    Energy/Minerals
CalEnergy                         573,400    674,400
Tesoro Petroleum                  439,300    483,800

Sales
----------------------------------------------------
    Information
Cable Michigan                     35,100          0
Mecklermedia                      378,800          0
Mettler Toledo                     93,000     56,000
Startec Global Communications     124,400          0
Thermoquest                       102,300          0
United Video Satellite Group      312,000    288,000
----------------------------------------------------
    Finance
AmerUs Life Holdings              210,500    184,500
Washington Mutual                 149,500     94,400
  (includes effect of 1.68 for 1 share
    merger with H.F. Ahmanson)

----------------------------------------------------
    Industrial Goods/Services
Trailer Bridge                     51,000          0
----------------------------------------------------
    Energy/Minerals
J Ray McDermott                    52,400     37,900


Acorn USA
     Statement of Investments December 31, 1998

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                                                        Common Stocks: 93.3%
----------------------------------------------------------------------------
Information: 38.0%
                Broadcasting: 2.2%
     209,100    Data Transmission Network (b)                       $  6,038
                Data Services for Farmers

                Television Programming: 4.2%
     288,000    United Video Satellite Group (b)                       6,804
                CATV & Satellite Dish Programming
     106,000    Liberty Media Group,
                Tele-Communications (b)                                4,883
                CATV & Satellite Dish Programming
----------------------------------------------------------------------------
                                                                      11,687
                Telephone Services: 3.3%
     402,700    RCN (b)                                                7,123
                Metro Market: Voice, Video & Data Services
      65,500    Commonwealth Telephone (b)                             2,194
                Rural Market: Local, Long Distance
                & Internet Access
----------------------------------------------------------------------------
                                                                       9,317
                Mobile Communications: 4.7%
     254,000    Centennial Cellular (b)                               10,414
                Cellular Franchises
     121,800    COMARCO (b)                                            2,923
                Wireless Network Testing
----------------------------------------------------------------------------
                                                                      13,337
                Telecommunications Equipment: 2.3%
     377,100    Aspect Telecommunications (b)                          6,505
                Call Center Equipment

                Gaming Equipment: 1.3%
     146,000    International Game Technology                          3,550
                Slot Machines & Progressive Jackpots

                Computer Services: 3.5%
     258,500    Sykes Enterprises (b)                                  7,884
                Call Center Services
     531,300    Aztec Technology Partners (b)                          1,926
                Technology Staffing Services
----------------------------------------------------------------------------
                                                                       9,810
                Consumer Software: 0.4%
     111,900    Activision (b)                                         1,245
                Entertainment Software

                Business Software: 1.8%
     210,400    Systems & Computer Technology (b)                      2,893
                Enterprise Software & Services
     214,000    JDA Software (b)                                       2,073
                Applications Software & Services for Retailers
      22,000    Information Management (b)                               129
                Call Center Software
----------------------------------------------------------------------------
                                                                       5,095


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Transaction Processors: 3.7%
     214,300    National Data                                       $ 10,434
                Credit Card & Health Claims Processor
                Instrumentation: 0.6%
      56,000    Mettler Toledo (b)                                     1,571
                Laboratory Products

                Business Information/
                Marketing Services: 1.6%
     408,100    IntelliQuest Information (b)                           2,755
                Technology/Market Research
     240,500    Info USA, Cl. B (b)                                    1,263
     107,000    Info USA, Cl. A                                          522
                Business Data for Sales Leads
----------------------------------------------------------------------------
                                                                       4,540
                Computer Hardware/
                Related Equipment: 8.4%
     518,500    Micros Systems (b)                                    17,046
                Information Systems for Restaurants & Hotels
     147,100    Kronos (b)                                             6,518
                Time Accounting Software & Clocks
----------------------------------------------------------------------------
                                                                      23,564
                                                                    --------
Information: Total                                                   106,693

----------------------------------------------------------------------------
Health Care: 9.2%
                Biotechnology/Drug Delivery: 0.5%
      78,000    Synaptic Pharmaceuticals (b)                           1,170
                Receptor Targeted Drug Design
      49,100    CuraGen (b)                                              347
                Genomics
----------------------------------------------------------------------------
                                                                       1,517
                Services: 8.7%
     352,200    Lincare Holdings (b)                                  14,286
                Home Health Care Services
     352,000    First Health (b)                                       5,830
                PPO Network
     520,000    Magellan Health Services (b)                           4,355
                Mental Health Services
----------------------------------------------------------------------------
                                                                      24,471
                                                                    --------
Health Care: Total                                                    25,988

----------------------------------------------------------------------------
Consumer Goods/Services: 3.6%
                Retail: 3.4%
     930,600    Host Marriott Services (b)                             9,655
                Fast Food Kiosks in Airports
                Nondurables: 0.0%
       2,500    First Years                                               39
                Infant & Toddler Products
                Food: 0.2%
      84,700    Fresh Foods (b)                                          402
                Prepared Foods
                                                                    --------
Consumer Goods/Services: Total                                        10,096


See accompanying notes to financial statements

Acorn USA
     Statement of Investments

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Finance: 13.3%
                Savings & Loans: 1.7%
      94,400    Washington Mutual                                   $  3,605
                West Coast Savings & Loan
     156,500    Coast Contingency Rights (b)                           1,037
                Litigation Claim Against US Government
----------------------------------------------------------------------------
                                                                       4,642
                Finance Companies: 2.0%
     590,000    World Acceptance (b)                                   3,835
                Personal Loans
     135,000    Americredit (b)                                        1,865
                Auto Lending
----------------------------------------------------------------------------
                                                                       5,700
                Money Management: 0.4%
      52,800    Pioneer Group                                          1,043
                Equity Mutual Funds

                Insurance: 9.2%
     342,700    UICI (b)                                               8,396
                Health Insurance
     392,100    Acceptance Insurance (b)                               7,940
                Crop Insurance
     184,500    AmerUs Life Holdings                                   4,128
                Annuities/Life Insurance
      93,000    Leucadia National                                      2,929
                Insurance Holding Company
      13,800    Markel (b)                                             2,498
                Specialty Insurance
----------------------------------------------------------------------------
                                                                      25,891
                                                                    --------
Finance: Total                                                        37,276

----------------------------------------------------------------------------
Industrial Goods/Services: 11.5%
                Steel: 0.9%
      97,300    Schnitzer Steel                                        1,399
                Scrap Steel Processor
     119,000    Atchison Casting (b)                                   1,101
                Steel Foundries
----------------------------------------------------------------------------
                                                                       2,500
                Industrial Distribution: 0.5%
      70,000    Vallen (b)                                             1,400
                Safety Products Distribution

                Machinery: 0.8%
     221,200    Farr Company (b)                                       2,239
                Filters

                Specialty Chemicals: 1.6%
     225,600    Lilly Industries, Cl. A                                4,498
                Industrial Coatings


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Other Industrial Services: 7.7%
     382,200    Wackenhut, Cl. B                                    $  8,384
                Prison Management
     346,000    Hub Group (b)                                          6,704
                Truck & Rail Freight Forwarder
     334,500    Insurance Auto Auctions (b)                            3,972
                Auto Salvage Services
     243,000    Compass International Services (b)                     2,582
                Collection Agencies
----------------------------------------------------------------------------
                                                                      21,642
                                                                    --------
Industrial Goods/Services: Total                                      32,279

----------------------------------------------------------------------------
Energy/Minerals: 16.5%
                Independent Power: 8.3%
     674,400    CalEnergy (b)                                         23,393
                Power Plants/Competitive Utility

                Oil/Gas Producers: 2.1%
     483,800    Tesoro Petroleum (b)                                   5,866
                Oil Refinery/Gas Reserves

                Distribution/Marketing/Refining: 5.1%
     283,000    Atmos Energy                                           9,127
                Natural Gas Utility
      92,300    Equitable Resources                                    2,688
                Natural Gas Utility & Producer
     228,400    Dynegy                                                 2,498
                Natural Gas Processing & Marketing
----------------------------------------------------------------------------
                                                                      14,313
                Oil Services: 1.0%
     179,000    GeoScience (b)                                         1,958
                Offshore Seismic Equipment Company
      37,900    J Ray McDermott (b)                                      926
                Offshore Construction Company
----------------------------------------------------------------------------
                                                                       2,884
                                                                    --------
Energy/Minerals: Total                                                46,456

----------------------------------------------------------------------------
Real Estate: 1.2%
      85,400    Forest City Enterprises Cl. A                          2,242
                Shopping Centers
      39,100    Gaylord Entertainment (b)                              1,178
                Opryland Hotel & Other Assets
----------------------------------------------------------------------------
                                                                       3,420
                                                                    --------
Real Estate: Total                                                     3,420

See accompanying notes to financial statements

Principal Amount                                                 Value (000)
----------------------------------------------------------------------------

                                                                    --------
Total Common Stocks: 93.3%                                          $262,208
                (Cost: $245,467)

Short-Term Obligations: 7.0%
                Yield 4.90%-6.11%
                Due 1/4-1/6/99
      $8,132    American General                                       8,126
      $6,454    General Motors Acceptance                              6,451
      $5,003    General Electric Capital                               5,000
----------------------------------------------------------------------------
                (Amortized Cost: $19,577)                             19,577
                                                                    --------
Total Investments: 100.3%                                            281,785
                Cost: $265,044)
                                                                    --------
Cash and Other Assets Less Liabilities: (0.3%)                          (834)
                                                                    --------
Total Net Assets: 100%                                              $280,951
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Notes to Statement of Investments
(a) At December 31, 1998, for federal income tax purposes cost of investments was $265,251,000 and net unrealized appreciation was $16,534,000, consisting of gross unrealized appreciation of $48,630,000 and gross unrealized depreciation of $32,096,000.
(b)  Non-income producing security.

Acorn International
     Major Portfolio Changes in the Fourth Quarter

                                                        Number of Shares
                                                     ----------------------
                                                       9/30/98    12/31/98
Additions
--------------------------------------------------------------------------
        Europe

 Denmark
Carli Gry                                                    0     100,000

 Finland
Helsinki Telephone                                           0      85,000

 Sweden
Esselte, Series A                                      309,400     400,000
Mandator                                                     0      50,000
Semcon                                                       0      35,400

 France
SITA                                                    35,000      45,000

 United Kingdom
Airtours                                                     0     600,000
Atkins                                               1,100,000   1,350,000
Bodycote                                                     0     450,000
Energis                                                      0      50,000
HALMA                                                3,400,000   4,000,000
Hays                                                         0     350,000
 (includes effect of 100% stock bonus)
Logica                                                  75,000     575,000
 (includes effect of 5 for 1 stock split)
Ocean Group                                                  0     225,000
 (includes effect of 9 for 10 reverse stock split)
Parity                                                 200,000     500,000
Premier Oil                                                  0  10,000,000
Sema Group                                                   0     401,908
Smith & Nephew                                               0     500,000
Taylor Nelson                                                0   3,500,000

 Switzerland
Cie Fin Richemont                                       19,000      20,000

 Italy
Aeroporti di Roma                                    1,000,000   1,400,000
Autogrill                                            2,750,000   2,900,000
Banca Fideuram                                       2,725,000   3,000,000

 Spain/Portugal
Aguas de Barcelona                                       5,000      79,500
Mapfre Vida                                            335,000     370,000
Jeronimo Martins (Portugal)                                  0      13,800

 Netherlands
ASR Verzekeringsgroep                                  130,000     145,000
Global TeleSystems                                           0      40,000
Kon. Pakhoed                                                 0     150,000

 Hungary
Gedeon Richter                                               0      30,000
Matav                                                        0     750,000



                                                        Number of Shares
                                                     ----------------------
                                                       9/30/98    12/31/98
Additions
--------------------------------------------------------------------------
        Asia

 Hong Kong
TVB                                                           0  1,500,000
Varitronix International                              8,585,000  9,250,000

 Japan
Bellsystem 24                                                 0     10,000
NTT Data                                                      0      1,000
NuSkin Enterprises                                            0    132,000
Orix                                                          0    100,000
Secom                                                         0     54,000
Terumo                                                        0    120,000

 Singapore
Datacraft Asia                                        4,400,000  9,999,964
(includes effect of 100% stock bonus)
Natsteel Electronics                                  5,875,000  6,500,000
--------------------------------------------------------------------------
    Latin America
 Brazil
Itau Banco                                                    0  8,000,000
--------------------------------------------------------------------------
    Other Countries

 Australia
AAPT                                                  3,070,000  4,000,000
Mayne Nickless                                                0  1,250,000

 Canada
Canadian Natural Resources                                    0    400,000
Celestica                                               510,000    600,000
Northstar Energy                                              0     82,250
Penn West Petroleum                                           0    300,000

 Israel
Galileo Technology                                            0     90,000

 South Africa
Dimension Data                                                0  2,000,000

 United States
AES Corporation                                         128,000    300,000

                                               Number of Shares
                                              --------------------
                                              9/30/98   12/31/98
Sales
------------------------------------------------------------------
        Europe
 Germany
IVG Holdings                                     89,000          0

 Finland
Tieto Corporation                             2,195,000  1,500,000

 Sweden
Atle                                            525,000    315,000
Autoliv                                         367,000    295,000
Bure Investment                                 700,000    475,000
Getinge Industrier                              970,000    760,000
Icon Medialab                                    73,400          0
WM Data Nordic                                2,000,000  1,800,000

 France
Virbac                                           24,000      6,600

 United Kingdom
Coca-Cola Beverages                           2,200,000          0
Capita Group                                  2,000,000  1,800,000
Dorling Kindersley                              190,000          0
Dialog Corporation                            1,600,000    350,000
Powerscreen International                       490,000          0
Professional Staff                              190,000          0
Seton Scholl Healthcare Group                 1,500,000  1,000,000
Vosper Thornycroft Holdings                     400,000    270,500

 Switzerland
Phoenix Mecano                                   36,000     34,000

 Italy
Banca Popolare Di Bergamo                       450,000    250,000
Saes Getters                                    135,000          0

 Portugal
Estoril Sol                                     133,500          0

 Netherlands
DOCdata                                         290,000    175,000
Kempen                                          375,000    300,000

                                                  Number of Shares
                                               ----------------------
                                                 9/30/98   12/31/98
Sales
---------------------------------------------------------------------
        Asia
 Hong Kong
Vanda Systems                                 10,310,000            0
 Japan
Hokuto                                           390,000      108,000
People                                           204,000            0
Meitec                                           390,000            0
Fuji Software ABC                                250,000      200,000
 Indonesia
Mustika Ratu                                   2,126,000            0
 Philippines
Philippine Savings                               215,000            0

    Latin America
 Brazil
Cemig Pfd.                                   220,000,000  160,000,000
 Argentina
Siderca                                        1,600,000            0
IRSA GDS                                         500,000      407,124
(includes effect of 1.78% stock dividend)

    Other Countries
 Australia/New Zealand
PetSec Energy                                    800,000            0
Sky City (New Zealand)                           873,000            0

 Israel
Orbotech                                         100,000            0

 South Africa
Energy Africa                                    500,000            0



Acorn International
    Statement of Investments December 31, 1998

  Number of Shares                                                  Value (000)
-------------------------------------------------------------------------------
                                                        Common Stocks and Other
                                                  Equity-Like Securities: 87.6%
-------------------------------------------------------------------------------
Europe: 60.8%
                  Germany/Austria: 4.1%
     200,000      Rhoen Klinikum Pfd.                                   $20,412
     160,000      Rhoen Klinikum                                         15,898
                  Hospital Management
     473,000      United International Holdings
                  (Austria) (b)                                           9,105
                  Cable Television for Austria & Other Countries
     200,000      Merck KGA                                               9,006
                  Pharmaceuticals
     165,000      Flughafen Wien (Austria)                                8,100
                  Vienna Airport Authority
      18,500      Cewe Color Holding                                      3,277
                  Photographic Developing & Printing
     200,000      Berzelius Umwelt                                        3,122
                  Industrial Waste Recycling
      60,000      Boewe Systec                                            2,450
                  Envelope Stuffing Machines
-------------------------------------------------------------------------------
                                                                         71,370
                  Denmark: 0.9%
     100,000      Carli Gry                                               6,033
                  Casual Clothing
      50,000      Vest Wood                                               4,007
                  Furniture Company
      45,000      ISS International System                                2,927
                  Cleaning Services
      44,000      Kompan International (c)                                2,143
                  Playground Equipment
-------------------------------------------------------------------------------
                                                                         15,110
                  Finland: 7.0%
   1,500,000      Tieto Corporation                                      67,247
                  Computer Services/Consulting
   1,200,000      Talentum (c)                                           20,145
                  Trade Journals & Multimedia
     480,000      Fiskars, Series A                                       9,764
                  Scissors & Gardening Tools
     750,000      Elcoteq Network (c)                                     8,147
                  Electronic Manufacturing Services
     135,000      KCI Konecranes International                            6,132
                  Cranes & Maintenance
      85,000      Helsinki Telephone                                      5,087
                  Telecommunications Operator
     100,000      Spar Finland (c)                                        4,345
                  Grocery/Convenience Stores
-------------------------------------------------------------------------------
                                                                        120,867
                  Norway: 0.0%
     500,000      Atex Media Solutions (b)                                  722
                  Print Media Software
-------------------------------------------------------------------------------
                  Sweden: 6.8%
   1,800,000      WM Data Nordic                                         76,834
                  Computer Services/Consulting
     760,000      Getinge Industrier                                     11,439
                  Sterilization & Disinfection Equipment
     295,000      Autoliv                                                10,970
                  Seatbelts & Airbags
     475,000      Bure Investment                                         6,739
                  Health Care Services & Investments
     400,000      Esselte, Series A                                       6,415
                  Office Supplies & Related Equipment
     315,000      Atle                                                    4,080
                  Investment Company
      50,000      Mandator                                                  392
                  Computer Services/Consulting
      35,400      Semcon                                                    293
                  Technical Consultant
-------------------------------------------------------------------------------
                                                                        117,162
                  France: 5.1%
     180,000      Atos (b)                                               43,049
                  Computer Services/Transaction Processing
      45,000      SITA                                                   11,801
                  Waste Hauling & Landfills
      62,000      NRJ                                                    11,099
                  Radio Network
      60,000      Fininfo                                                10,633
                  Data Feeds for French Banks & Brokers
      95,000      Spir Communications                                     5,672
                  Regional Newspapers
      15,000      Penauille Polyservice                                   4,189
                  Industrial Cleaning
      38,000      Assystem                                                  875
                  Nuclear Energy Consulting
       6,600      Virbac                                                    508
                  Veterinary Medicine
-------------------------------------------------------------------------------
                                                                         87,826

See accompanying notes to financial statements


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                    United Kingdom/Ireland: 14.5%
      2,045,000     Serco Group                                      $39,179
                    Facilities Management
        467,000     NTL (b)                                           26,356
                    Voice, Video & Data Services
     13,000,000     Electronics Boutique                              17,466
                    Videogame/Computer Software Stores
      1,800,000     Capita Group                                      16,636
                    Outsourcing Services
      1,000,000     Seton Scholl Healthcare Group                     13,934
                    Pharmaceuticals
        510,000     Euro Money Publications                           11,880
                    Financial Publications
      1,350,000     Atkins                                            11,174
                    Outsourcing Services
      1,700,000     Rotork                                            10,890
                    Valve Actuators for Oil & Water Pipelines
      4,000,000     HALMA                                              8,153
                    Fire Detection Devices
        650,000     AEA Technology                                     7,922
                    Lithium Batteries/Nuclear Energy Consulting
      1,500,000     N. Brown Group                                     7,262
                    Mail Order Clothing in Large Sizes
      2,000,000     Shanks & McEwan                                    7,005
                    Landfills & Waste Incinerators
        450,000     Bodycote                                           6,233
                    Materials Technology & Metal Processing
        325,000     Saville Systems ADR (Ireland) (b)                  6,175
                    Telecommunications Billing
                    & Customer Care Software
      2,000,000     Oriflame International                             5,707
                    Cosmetics Sold Door-to-Door
      4,400,000     City Centre Restaurants                            5,234
                    Fast Food Restaurants
        575,000     Logica                                             4,999
                    Computer Software & Services
        500,000     Parity                                             4,763
                    Computer Software, IT Staffing & Services
      3,500,000     Taylor Nelson                                      4,426
                    Market Research Services
        401,908     Sema Group (b)                                     3,952
                    Computer Software & Services
        600,000     Airtours                                           3,833
                    Markets & Operates Packaged Tour Vacations
      1,100,000     Hogg Robinson                                      3,779
                    Corporate Travel Management
        270,500     Vosper Thornycroft Holdings                        3,459
                    Naval Shipbuilding
        766,000     Edinburgh Fund Managers                            3,154
                    Investment Management
        350,000     Hays                                               3,072
                    Outsourcing Services
        700,000     Fairey Group                                       2,987
                    Electronic Products
        225,000     Ocean Group (b)                                    2,836
        250,000     Ocean Group, Cl. B (b)                               266
                    Logistics
     10,000,000     Premier Oil (b)                                    2,620
                    Oil & Gas Producer
        250,000     ITNET (b)                                          1,965
                    IT Outsourcing Services
        500,000     Smith & Nephew                                     1,556
                    Medical Equipment
         50,000     Energis (b)                                        1,119
                    Telecommunications Services
        350,000     Dialog Corporation (b)                               338
                    Online Business Information
----------------------------------------------------------------------------
                                                                     250,330

                    Switzerland: 5.9%
         20,000     Cie Fin Richemont                                 28,278
                    Luxury Goods, Tobacco & Pay TV
         34,000     Phoenix Mecano                                    20,422
                    Electrical Components Manufacturer
         60,000     Selecta Group                                     16,600
                    Vending Machines
         13,000     Hero                                               8,897
                    Packaged Foods
         15,000     Bon Appetit                                        8,179
                    Cash & Carry Stores/Specialty Restaurants
          4,500     Sarasin & Cie Bank                                 7,994
                    Private Banking
         18,000     Societe Generale d'Affichage                       7,024
                    Billboard Advertising
          3,200     Pargesa Holdings                                   5,056
                    Industrial & Media Conglomerate
----------------------------------------------------------------------------
                                                                     102,450

                    Italy/Greece: 8.4%
      2,900,000     Autogrill                                         23,356
                    Tollway Restaurants
      3,000,000     Banca Fideuram                                    21,477
                    Life Insurance & Mutual Funds
      2,000,000     Editoriale L'Espresso                             17,587
                    Newspapers & Magazines
        700,000     Banco Pop Commercia e Industria                   14,073
                    Regional Bank
      1,400,000     Aeroporti di Roma                                 12,226
                    Airport Management
        600,000     Gewiss                                            12,226
                    Electrical Plugs & Switches
      1,160,000     Attica Enterprises (Greece)                       10,397
                    Ferry Line
      1,400,000     Mediolanum                                        10,401
                    Life Insurance & Mutual Funds
        400,000     Industrie Natuzzi ADR                              9,950
                    Leather Couches
        250,000     Hellenic Bottling (Greece)                         7,717
                    Coca-Cola Bottler
        250,000     Banca Popolare Di Bergamo                          6,080
                    Regional Bank
----------------------------------------------------------------------------
                                                                     145,490

                    Spain/Portugal: 2.4%
        370,000     Mapfre Vida                                       13,944
                    Life Insurance & Mutual Funds
        600,000     Prosegur                                           7,008
                    Security Guards
        250,000     Cortefiel                                          6,599
                    Apparel Retailer

Acorn International
    Statement of Investments

Principal Amount or
Number of Shares                                                   Value (000)
------------------------------------------------------------------------------
      79,750          Aguas de Barcelona                            $    5,347
                      Utility
     150,000          Sol Melia                                          5,240
                      Hotel Management
     118,200          Filmes Lusomundo (Portugal) (b)                    1,482
                      Newspapers, Radio, Video, Film Distribution
      13,800          Jeronimo Martins (Portugal)                          755
                      Food
------------------------------------------------------------------------------
                                                                        40,375
                      Netherlands: 5.1%
     560,000          Getronics                                         27,751
                      Computer Services/Consulting
     300,000          Kempen                                            15,954
                      Stock Brokerage/Investment Management
     145,000          ASR Verzekeringsgroep                             13,135
                      Insurance
     300,000          Hunter Douglas                                     9,943
                      Decorative Window Coverings
     370,000          Wegener Arcade NV                                  6,723
                      Newspaper
     900,000          Scala Business Solutions GIC Units (b)(c)          5,837
      50,000          Scala Business Solutions (b)                         453
      95,775          Scala Business Solutions
                       Warrants 3/31/99 (b)                                 11
      95,775          Scala Business Solutions
                       Warrants 3/31/01 (b)                                  7
                      Enterprise Software for Small-to-Medium
                       Sized Companies
     150,000          Kon. Pakhoed                                       3,789
                      Logistics
      40,000          Global TeleSystems (b)                             2,230
                      Telecommunications Services
     175,000          DOCdata (b)                                        1,790
                      Audio CD & CD-ROM Replication
------------------------------------------------------------------------------
                                                                        87,623
                      Hungary: 0.6%
     750,000          Matav (b)                                          4,288
                      Telecommunications Operator
     100,000          Pick Szeged                                        4,250
                      Salami Producer
      30,000          Gedeon Richter                                     1,278
                      Pharmaceuticals
------------------------------------------------------------------------------
                                                                         9,816
                                                                     ---------
Europe: Total                                                        1,049,141

------------------------------------------------------------------------------
Asia: 14.2%
                      Hong Kong: 2.9%
  14,327,000          Li and Fung                                       29,681
                      Sourcing of Consumer Goods
   9,250,000          Varitronix International                          17,312
                      LCD Manufacturer
   1,500,000          TVB                                                3,872
                      Television Broadcasting
------------------------------------------------------------------------------
                                                                        50,865
                      India: 0.3%
      80,000          Housing Development Finance                        4,101
                      Mortgage Lender
   2,000,000          Centurion Quantum Growth (b)                         332
                      Closed-End Fund
------------------------------------------------------------------------------
                                                                         4,433
                      Japan: 5.0%
     125,000          Nidec                                             15,326
                      Spindle Motor Manufacturer
     130,000          Nintendo                                          12,620
                      Video Games
      76,500          Ryohin Keikaku                                    10,207
                      Designer & Retailer of Muji Brand
                       Specialty Consumer Goods
     200,000          Fuji Software ABC                                 10,195
                      Computer Services/Consulting
     100,000          Orix                                               7,482
                      Finance Leasing
     255,000          Noritsu Koki                                       5,539
                      Photo Processing Lab Manufacturer
       1,000          NTT Data                                           4,973
                      Computer Services/Consulting
      54,000          Secom                                              4,481
                      Security Services
     270,000          Shinki                                             3,327
                      Corporate & Consumer Lending
     132,000          NuSkin Enterprises (b)                             3,118
                      Cosmetics Sold Door-to-Door
     120,000          Terumo                                             2,830
                      Medical Supplies
     108,000          Hokuto                                             2,633
                      Mushroom Grower
      10,000          Bellsystem 24                                      2,234
                      Telemarketing
     207,000          Arrk Corporation                                   1,101
                      Industrial Modeling
------------------------------------------------------------------------------
                                                                        86,066
                      Taiwan: 0.2%
   1,249,616          Chroma Ate (b)                                     3,316
                      Measuring Instruments

                      Malaysia: 0.1%
   1,595,000          Malaysian Oxygen                                   2,115
                      Industrial Gases

                      Philippines: 0.8%
  $8,750,000          Int'l Container Terminal Services
                       Cv. 1.75% 3/13/04                                 6,650
  79,260,000          Int'l Container Terminal Services (b)              6,622
                      Container Handling Terminals & Port Management
------------------------------------------------------------------------------
                                                                        13,272
                      Singapore: 4.9%
   7,500,000          Venture Manufacturing                             28,636
                      Electronic Manufacturing Services
   9,500,000          Star Cruises (b)                                  20,045
                      Cruise Line

See accompanying notes to financial statements

Principal Amount or
Number of Shares                                                   Value (000)
------------------------------------------------------------------------------
   9,999,964          Datacraft Asia                                $   17,700
                      Network Systems Integration
   6,500,000          Natsteel Electronics                              16,545
                      Electronic Manufacturing Services
  16,900,000          Genting International (b)                          1,775
                      Investment Holding
------------------------------------------------------------------------------
                                                                        84,701
                                                                       -------
Asia: Total                                                            244,768

------------------------------------------------------------------------------
Latin America: 4.5%
                      Mexico: 2.6%
   7,000,000          Grupo Industrial Bimbo                            13,448
                      Bread, Baked Goods & Snacks
   3,500,000          Kimberly Clark de Mexico                          11,148
                      Paper Products
   3,600,000          Corp Interamericana
                       de Entretenimiento (b)                            9,828
                      Special Events & Live Entertainment
   8,940,000          Nadro, Series L                                    5,695
                      Pharmaceutical Distributor
   2,300,000          Grupo Continental                                  5,570
                      Beverages
------------------------------------------------------------------------------
                                                                        45,689
                      Brazil: 0.7%
     470,000          Elevadores Atlas                                   5,057
                      Elevator Installation & Maintenance
   8,000,000          Itau Banco                                         3,906
                      Commercial Banking Services
 160,000,000          Cemig Pfd.                                         3,046
                      Electric Utility
------------------------------------------------------------------------------
                                                                        12,009
                      Argentina: 0.7%
     407,124          IRSA GDS                                          11,323
                      Real Estate Management & Development

                      Peru: 0.3%
   6,500,000          Enrique Ferreyros                                  5,870
                      Heavy Machinery Dealer

                      Panama: 0.2%
     150,000          Banco Latinoamericano
                       de Exportaciones                                  2,494
                      Trade Financing
                                                                        ------
Latin America: Total                                                    77,385

------------------------------------------------------------------------------
Other Countries: 8.1%

                      Australia: 1.7%
   4,000,000          AAPT (b)                                          10,305
                      Telecommunications Services
   6,500,000          Tyndall Australia                                  9,968
                      Money Management & Insurance
   1,250,000          Mayne Nickless (b)                                 4,639
                      Logistics & Hospital Management
   2,500,000          Anaconda Nickel (b)                                3,834
                      Nickel Mining
------------------------------------------------------------------------------
                                                                        28,746
                      Canada: 3.2%
     600,000          Celestica (b)                                     14,766
                      Electronic Manufacturing Services
     400,000          Power Financial                                    8,854
                      Financial Services Holding Company
   1,000,000          Shaw Industries                                    8,138
                      Oil Field Services
     400,000          Canadian Natural Resources (b)                     5,990
                      Oil & Gas Producer
     580,000          LGS Group (b)                                      4,342
                      Computer Systems Integration
   4,000,000          Dundee Realty (b)                                  3,776
                      Real Estate
     300,000          Penn West Petroleum (b)                            3,223
                      Oil & Gas Producer
     800,000          Bracknell (b)                                      2,917
                      Electrical Contractor & Facilities Management
      82,250          Northstar Energy (b)                               2,356
                      Oil & Gas Producer
------------------------------------------------------------------------------
                                                                        54,362
                      Israel: 0.5%
     350,000          Blue Square Israel ADR                             3,631
                      Supermarkets & Department Stores
     165,000          Amdocs (b)                                         2,826
                      Telecommunications Billing/Customer Care Software
      90,000          Galileo Technology (b)                             2,430
                      Communications Semiconductors
------------------------------------------------------------------------------
                                                                         8,887
                      South Africa: 0.9%
   2,000,000          Dimension Data (b)                                 8,499
                      Computer Services/Consulting
   1,000,000          Comparex Holdings                                  8,125
                      Computer Networking & Systems Integration
------------------------------------------------------------------------------
                                                                        16,624
                      Russia: 0.0%
  $1,500,000          Khanty Mansiysk 10% Notes (b)                        750
         279          Khanty Mansiysk (b)                                   63
                      Oil Production in Russia
------------------------------------------------------------------------------
                                                                           813
                      United States: 1.8%
     350,000          Carnival                                          16,800
                      Largest Cruise Line
     300,000          AES Corporation (b)                               14,212
                      Power Plants
------------------------------------------------------------------------------
                                                                        31,012
                                                                       -------
Other: Total                                                           140,444

Acorn International
    Statement of Investments

Principal Amount                               Value (000)
----------------------------------------------------------
Total Common Stocks and Other                   ----------
 Equity-Like Securities: 87.6%                  $1,511,738
           (Cost: $981,572)
Short-Term Obligations: 12.5%
           Yield 4.85%--6.05%
           Due 1/4--1/13/99
  $54,485  General Motors Acceptance                54,416
  $37,270  Ford Motor Credit                        37,233
  $29,613  Commercial Credit                        29,600
  $26,815  Xerox Credit                             26,773
  $26,225  Cigna                                    26,208
  $25,450  General Electric Capital                 25,420
  $16,063  GTE                                      16,037
----------------------------------------------------------
           (Amortized Cost: $215,687)              215,687
                                                ----------
Total Investments: 100.1%                        1,727,425
           (Cost: $1,197,259)
                                                ----------
Cash and Other Assets Less Liabilities: (0.1%)      (1,928)
                                                ----------
Total Net Assets: 100%                          $1,725,497
==========================================================

--------------------------------------------------------------------------------
Notes to Statement of Investments

(a) At December 31, 1998, for federal income tax purposes cost of investments was $1,199,172,000 and net unrealized appreciation was $528,253,000 consisting of gross unrealized appreciation of $625,913,000 and gross unrealized depreciation of $97,660,000.

(b) Non-income producing security.

(c) On December 31, 1998, the Fund held the following percentages of the outstanding voting shares of the affiliated companies (ownership of at least 5%) listed below:

Kompan International (Denmark). . . . . . . 9.36%
Spar Finland (Finland). . . . . . . . . . . 8.80%
Talentum (Finland). . . . . . . . . . . . . 7.35%
Elcoteq Network (Finland) . . . . . . . . . 5.89%
Scala Business Solutions (Netherlands). . . 5.68%

The aggregate cost and value of investments in these companies at December 31, 1998, was $37,542,000 and $40,616,000 respectively. The market value of these securities represents 2.35% of the total net assets at December 31, 1998. During the year ended December 31, 1998, the cost of purchases in affiliated companies was $12,901,000. There were no sales of these companies for the year ended December 31, 1998. Net dividends received from these companies amounted to $288,000.

See accompanying notes to financial statements

Acorn International
    Portfolio Diversification

At December 31, 1998, Acorn International's portfolio of investments as a percent of net assets was diversified as follows:

                                 Value (000)  Percent
-----------------------------------------------------
Information
Computer Services                 $284,504      16.6%
Publishing                          63,489       3.7
Contract Manufacturing              46,971       2.7
CATV                                35,461       2.1
Telephone Services                  25,263       1.5
Business Software                   20,794       1.2
Computer Hardware                   15,326       0.9
Instrumentation                     14,456       0.8
Marketing                           14,254       0.8
Radio                               11,099       0.6
Business Information                10,971       0.6
Advertising                          7,024       0.4
Broadcasting                         3,872       0.2
Semiconductors                       2,430       0.1
-----------------------------------------------------
                                   555,914      32.2
Health Care
Hospital Management                 36,310       2.1
Pharmaceuticals                     24,726       1.4
Hospital/Laboratory Supplies        12,995       0.8
Services                            11,378       0.7
Medical Equipment                    2,830       0.1
-----------------------------------------------------
                                    88,239       5.1
Consumer Goods/Services
Retail                              51,953       3.0
Food                                37,407       2.2
Consumer Services                   31,367       1.8
Nondurables                         29,737       1.7
Travel                              29,432       1.7
Restaurants                         28,590       1.7
Entertainment                       28,278       1.6
Durable Goods                       20,913       1.2
Cruise Lines                        16,800       1.0
Furniture & Textiles                13,957       0.8
Beverages                           13,287       0.8
Consumer Software                   12,620       0.7
Consumer Goods Distribution         10,040       0.6
Leisure Products                     2,143       0.1
-----------------------------------------------------
                                   326,524      18.9
Finance
Money Management                    45,000       2.6
Insurance                           35,933       2.1
Banks                               34,547       2.0
Brokerage                           15,954       0.9
Finance Companies                   14,910       0.9
Closed-End Funds                     5,388       0.3
-----------------------------------------------------
                                   151,732       8.8
Industrial Goods/Services
Outsourcing Services               102,669       6.0
Electrical Components               72,873       4.2
Machinery Processing                34,340       2.0
Industrial Services                 21,927       1.3
Industrial Materials                 6,233       0.3
Conglomerates                        4,080       0.2
Logistics                            2,836       0.2
Specialty Chemicals                  2,115       0.1
-----------------------------------------------------
                                   247,073      14.3
Energy/Minerals
Oil/Gas Producers                   21,417       1.2
Independent Power                   14,212       0.9
Oil Services                         8,138       0.5
Non-Ferrous Metals                   3,834       0.2
-----------------------------------------------------
                                    47,601       2.8
Other Industries
Transportation                      43,995       2.5
Waste Management                    21,928       1.3
Real Estate                         20,339       1.2
Regulated Utilities                  8,393       0.5
-----------------------------------------------------
                                    94,655       5.5
Total Common Stocks and
Other Equity-Like Securities:    1,511,738      87.6
                                -----------    ------

Short-Term Obligations:            215,687      12.5
                                -----------    ------
Total Investments:               1,727,425     100.1

Cash and Other Assets less
 Liabilities:                        (1,928)     (0.1)
                                -----------    ------
Net Assets:                     $1,725,497     100.0%
-----------------------------------------------------


Acorn Fund
    Major Portfolio Changes in the Fourth Quarter


                                                                  Number of Shares
                                                                --------------------
                                                                  9/30/98   12/31/98
Additions
------------------------------------------------------------------------------------
         Information
Aspect Telecommunications                                         714,000    864,000
Commonwealth Telephone                                            374,000    454,000
Cumulus Media                                                           0    150,000
Getty Images                                                      500,000    860,000
Information Management                                                  0     68,000
JDA Software                                                            0    400,000
Micros Systems                                                    786,000    886,000
National Data                                                   1,702,000  1,808,000
Playboy Enterprises                                                     0     30,000
PRIMEDIA                                                                0    705,000
RCN                                                             1,298,000  1,584,000
Smart Modular Technology                                                0     52,000
Softbank (Japan)                                                        0     86,200
Systems & Computer Technology                                     660,000    950,000
Telephone & Data Systems                                          500,000    577,000
True North Communications                                               0    200,000
------------------------------------------------------------------------------------
         Health Care
CuraGen                                                                 0    124,000
First Health Group                                              1,752,000  1,952,000
NPS Pharmaceuticals                                                     0    148,000
------------------------------------------------------------------------------------
         Consumer Goods/Services
Anchor Gaming                                                           0     86,000
First Years                                                             0    139,000
Jones Apparel                                                           0    500,000
------------------------------------------------------------------------------------
          Finance
Americredit                                                       935,000  2,070,000
     (includes effect of a 2 for 1 stock split)
Capital Trust                                                     886,000  1,375,000
Creditrust                                                              0    165,000
DVI Health Services                                               340,000    448,000
Phoenix Investment Partners                                     1,777,000  2,112,000
Pioneer Group                                                     819,000    974,000
Protective Life                                                   200,000    400,000
------------------------------------------------------------------------------------
          Industrial Goods/Services
Advanced Lighting Technologies                                          0    122,000
Airnet Systems                                                    500,000    600,000
Expeditors Int'l of Washington                                    950,000  1,000,000
Labor Ready                                                       850,000  1,070,000
Symex                                                                   0    445,000
Wackenhut, Cl. B                                                1,081,000  1,236,000
------------------------------------------------------------------------------------
          Energy/Minerals
Atwood Oceanics                                                   398,000    525,000
Canadian Natural Gas (Canada)                                           0    400,000
Devon Energy                                                      300,000    650,000
     (exchanged from Northstar Energy on a .235 for 1 basis)
Dynegy                                                            700,000    800,000
Enron Oil & Gas                                                   816,000  1,220,000
------------------------------------------------------------------------------------
         Other Industries
IRSA (Argentina)                                                  320,000    407,124
     (includes effect of a 1.781% stock bonus)
Security Capital European Realty                                  690,625    770,312


                                                  Number of Shares
                                                 ------------------
                                                 9/30/98   12/31/98
Sales
-------------------------------------------------------------------
     Information
American Power Conversion                        398,000    200,000
Cable Michigan                                   140,000          0
Cablevision Systems                              800,000    600,000
Choicepoint                                      478,000    270,000
Comparex Holdings (South Africa)                 407,000    200,000
  (formerly known as Persetel Q Data)
Compuware                                        300,000          0
Harte Hanks Communications                       200,000    100,000
IFR Systems                                      250,000          0
Itron                                            280,000          0
Jabil Circuit                                    470,000    370,000
Keane                                            120,000          0
Kent Electronics                                 550,000    400,000
Kronos                                           650,000    575,000
Larscom                                          577,000          0
Macrovision                                      280,000    150,000
Mecklermedia                                     305,000          0
Mettler Toledo                                   810,000    672,000
Richardson Electronics                           100,000          0
Richey Electronics                               450,000    250,000
Sanmina                                          435,000    250,000
SkyTel Communications                            865,000    700,000
Solectron                                        900,000    770,000
  (includes effect of .45 for 1 share
  merger with Altron)
Thermo Instrument Systems                        885,000    705,000
WM Data Nordic (Sweden)                        1,110,000  1,000,000

-------------------------------------------------------------------
     Health Care
Ethical Holdings ADR
  (United Kingdom)                             1,107,000          0
  (includes effect of 1 for 10 reverse split)
Getinge Industrier (Sweden)                      630,000    495,000
Hillenbrand Industries                           273,000    253,000
Innovasive Devices                               470,000          0
Magellan Health Services                       1,410,000  1,110,000
Respironics                                      798,000    718,000
Sybron International                             644,000    544,000

-------------------------------------------------------------------
     Consumer Goods/Services
Au Bon Pain                                      634,000    400,000
Autoliv (Sweden)                                 320,000    256,000
Barnes & Noble                                    72,000     10,000
Borders Group                                  1,750,000  1,550,000
Carnival                                       2,690,000  2,650,000
Coca-Cola Beverages
  (United Kingdom)                             1,000,000          0
Fred Meyer Holdings                              771,000    599,000
Newell                                           120,000          0
Oriflame (United Kingdom)                        700,000          0
Sky City (New Zealand)                           434,000          0
Unifi                                            867,000    600,000

-------------------------------------------------------------------
     Finance
AmerUs Life Holdings                             460,000    200,000
Imperial Thrift & Loan                           275,000          0
SEI Investments                                  618,000    604,000
UICI                                           1,000,000    815,000
Washington Mutual                                 66,000    664,000
  (includes effect of 1.68 for 1 share
  merger with H.F.Ahmanson)

-------------------------------------------------------------------
     Industrial Goods/Services
Applied Industrial Technologies                  365,000    140,000
Applied Power                                    196,000          0
Baldor Electric                                  980,000    882,000
H B Fuller                                       295,000          0
Metal Management                                 400,000          0
Powerscreen International
  (United Kingdom)                               340,000          0
Siderca (Argentina)                            1,200,000          0
Spectra Physics Lasers                           273,000          0
Thermo Electron                                  750,000    650,000
Trailer Bridge                                   421,000          0

-------------------------------------------------------------------
     Energy/Minerals
AES Corporation                                1,803,000  1,464,000
KN Energy                                        340,000    240,000
Northstar Energy (Canada)                      1,000,000          0
  (exchanged for Devon Energy on a .235 for 1 basis)
PetSec Energy (Australia)                        490,000          0
PetSec Energy ADR (Australia)                    125,000          0
Pride International                              840,000          0
Seagull Energy                                   700,000          0
Weatherford International                        500,000    300,000

-------------------------------------------------------------------
     Other Industries
First Industrial Realty Trust                    485,000    200,000
LaSalle Hotel Properties                       1,025,000    699,000
Security Capital Group                           101,000          0

Acorn Fund
                  Statement of Investments December 31, 1998


Principal Amount or
Number of Shares                                                Value (000)
---------------------------------------------------------------------------

                                                    Common Stocks and Other
                                              Equity-Like Securities: 93.8%
---------------------------------------------------------------------------
Information: 32.3%
                  Media
                  Broadcasting: 1.5%
     819,000      Data Transmission Network (b)(c)                 $ 23,649
                  Data Services for Farmers
     500,000      Young Broadcasting (b)                             20,938
                  Television Stations
     567,000      Granite Broadcasting (b)(c)                         3,402
                  Television Stations
      85,000      Univision Communications (b)                        3,076
                  TV Network & Stations
     150,000      Cumulus Media (b)                                   2,494
                  Radio Stations
---------------------------------------------------------------------------
                                                                     53,559
                  Cable Television: 1.1%
     600,000      Cablevision Systems (b)                            30,112
     100,000      Cablevision Systems, Pfd. (b)                       7,538
                  Cable TV
---------------------------------------------------------------------------
                                                                     37,650
                  Television Programming: 5.4%
   3,500,000      Liberty Media Group,
                  Tele-Communications (b)                           161,219
                  CATV & Satellite Dish Programming
   1,000,000      United Video Satellite Group (b)                   23,625
                  CATV & Satellite Dish Programming
     150,000      Macrovision (b)                                     6,338
                  Copyright Protection for Video Tapes & DVDs
      30,000      Playboy Enterprises (b)                               628
                  CATV & Satellite Dish Programming
---------------------------------------------------------------------------
                                                                    191,810
                  Telecommunications
                  Telephone Services: 1.3%
   1,584,000      RCN (b)                                            28,017
                  Metro Market: Voice, Video & Data Services
     454,000      Commonwealth Telephone (b)                         15,209
                  Rural Market:  Local, Long Distance
                  & Internet Access
     140,000      Startec Global Communications (b)                   1,348
                  International Telecommunications
---------------------------------------------------------------------------
                                                                     44,574
                  Mobile Communications: 1.9%
     577,000      Telephone & Data Systems                           25,929
                  Cellular & Telephone Franchises
     450,000      Centennial Cellular (b)                            18,450
                  Cellular Franchises
     700,000      SkyTel Communications (b)                          15,488
                  Nationwide Paging
     355,000      COMARCO (b)(c)                                      8,520
                  Wireless Network Testing
---------------------------------------------------------------------------
                                                                     68,387

                  Telecommunications Equipment: 0.4%
     864,000      Aspect Telecommunications (b)                      14,904
                  Call Center Equipment
                  Computer Related Hardware
                  Computer Hardware/
                  Related Systems: 1.8%
     886,000      Micros Systems (b)(c)                              29,127
                  Information System for Restaurants & Hotels
     575,000      Kronos (b)(c)                                      25,480
                  Time Accounting Software & Clocks
     200,000      American Power Conversion (b)                       9,687
                  Uninterruptable Power Systems
---------------------------------------------------------------------------
                                                                     64,294
                  Semiconductors/
                  Related Equipment: 0.3%
     350,000      Oak Industries (b)                                 12,250
                  Communications Components
                  Gaming Equipment: 1.7%
   2,262,000      International Game Technology                      54,995
                  Slot Machines & Progressive Jackpots
      86,000      Anchor Gaming (b)                                   4,848
                  Slot Machines & Colorado Casino
     380,000      Acres Gaming (b)                                      926
                  Manufacturer of Casino Systems
---------------------------------------------------------------------------
                                                                     60,769
                  Contract Manufacturing: 3.3%
     770,000      Solectron (b)                                      71,562
                  Electronic Manufacturing Services
     370,000      Jabil Circuit (b)                                  27,611
                  Electronic Manufacturing Services
     250,000      Sanmina (b)                                        15,625
                  Backplanes & Electronic Manufacturing Services
      52,000      Smart Modular Technology (b)                        1,443
                  Memory Module Manufacturing Services
---------------------------------------------------------------------------
                                                                    116,241
                  Instrumentation: 1.5%
     672,000      Mettler Toledo (b)                                 18,858
                  Laboratory Products
     705,000      Thermo Instrument Systems (b)                      10,619
                  Scientific & Industrial Instruments
     613,000      Thermoquest (b)                                     7,931
  $1,500,000      Thermoquest, 5% Note Due 8/15/00                    1,500
                  Mass Spectrometry & Chromatography
  $5,000,000      Thermo Optek, 5% Note Due 10/15/00                  4,850
     265,000      Thermo Optek (b)                                    2,302
                  Elemental & Molecular Spectroscopy
     200,000      Thermo Bio Analysis (b)                             2,650
                  Biochemical Instruments
     232,000      Metrika Systems (b)                                 2,001
                  Gamma Ray Instrumentation
     266,122      Onix Systems (b)                                    1,696
                  Field Measurement & Sensor Equipment
---------------------------------------------------------------------------
                                                                     52,407



See accompanying notes to financial statements

Principal Amount or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    Business Software: 1.0%
     950,000        Systems & Computer Technology (b)                    $13,063
                    Enterprise Software & Services
     228,800        Sterling Commerce (b)                                 10,296
                    Electronic Commerce Software & Services
     266,000        National Instruments (b)                               9,077
                    Virtual Instruments
     400,000        JDA Software (b)                                       3,875
                    Applications Software & Services for Retailers
      68,000        Information Management (b)                               400
                    Call Center Software
--------------------------------------------------------------------------------
                                                                          36,711
                    Consumer Software: 0.8%
     350,000        Electronic Arts (b)                                   19,644
                    Entertainment Software
  $6,500,000        Activision, 6.75% Note Due 1/1/05                      5,590
     445,000        Activision (b)                                         4,951
                    Entertainment Software
--------------------------------------------------------------------------------
                                                                          30,185
                    Computer Services: 2.6%
     750,000        Sykes Enterprises (b)                                 22,875
                    Call Center Services
     590,000        Computer Task Group                                   16,004
                    Application Development & Maintenance Services
     500,000        RCM Technologies (b)                                  13,250
                    Technology Staffing Services
     231,000        BISYS (b)                                             11,925
                    Processing for Banks
     608,000        BRC Holdings (b)                                      11,400
                    Technology Outsourcing for Local Governments
     535,000        Analysts International                                10,299
                    Technology Staffing Services
   1,033,000        Aztec Technology Partners (b)                          3,745
                    Application Development & Maintenance Services
     360,000        Dunn Computer (b)                                      1,485
                    Custom Computer Systems for Government
--------------------------------------------------------------------------------
                                                                          90,983
                    Software/Services
                    Business Information/
                    Marketing Services/Publishing: 4.2%
   1,278,000        ACNielsen (b)                                         36,103
                    Retail Measurement
     910,000        World Color Press (b)                                 27,698
                    Web-Offset Printing
     270,000        Choicepoint (b)                                       17,415
                    Fraud Protection Information
     860,000        Getty Images (b)                                      14,781
                    Photographs for Publications & Electronic Media
     350,000        Acxiom (b)                                            10,850
                    Database Marketing Services
     705,000        PRIMEDIA                                               8,284
                    Specialty Magazines & Other Publications
     470,000        Information Holdings (b)                               7,403
                    Scientific & Medical Books/Journals
     400,000        CMP Media (b)(c)                                     $ 7,300
                    Technology Trade Press
     200,000        True North Communications                              5,375
                    Advertising Agencies
   1,400,000        InfoUSA, Cl. A (b)                                     6,825
   1,000,000        InfoUSA, Cl. B (b)                                     5,250
                    Business Data for Sales Leads
     100,000        Harte Hanks Communications                             2,850
                    Direct Marketing Services
--------------------------------------------------------------------------------
                                                                         150,134
                    Internet: 0.2%
       2,683        Bigfoot International (b)(c)                           4,024
                    Internet Direct Marketing
     342,855        GIGA (b)                                               1,563
      29,714        GIGA Warrants (b)                                          6
                    Data on Information Technology
--------------------------------------------------------------------------------
                                                                           5,593
                    Electronics Distribution: 0.5%
     990,000        Pioneer-Standard Electronics                           9,281
                    Component & Computer Distribution
     400,000        Kent Electronics (b)                                   5,100
                    Component Distribution & Contract Assembly
     250,000        Richey Electronics (b)                                 2,578
                    Component Distribution & Contract Assembly
--------------------------------------------------------------------------------
                                                                          16,959
                    Transaction Processors: 2.8%
   1,808,000        National Data (c)                                     88,027
                    Credit Card & Health Claims Processor
     300,000        Concord EFS (b)                                       12,712
                    Credit Card Processor
--------------------------------------------------------------------------------
                                                                         100,739
                                                                       ---------
Information: Total                                                     1,148,149

--------------------------------------------------------------------------------
Health Care: 8.2%
                    Biotechnology/Drug Delivery: 1.0%
     450,000        Inhale Therapeutic Systems (b)                        14,850
                    Pulmonary Drug Delivery
     680,000        Synaptic Pharmaceuticals (b)(c)                       10,200
                    Receptor Targeted Drug Design
   1,508,000        Corvas International (b)(c)                            4,241
                    Rational Drug Design
     915,000        Microcide Pharmaceuticals (b)(c)                       3,546
                    Antibiotics
     148,000        NPS Pharmaceuticals (b)                                1,138
                    Small Molecule Drugs
     124,000        CuraGen (b)                                              876
                    Genomics
--------------------------------------------------------------------------------
                                                                          34,851
                    Medical Equipment: 0.6%
     718,000        Respironics (b)                                       14,382
                    Sleep Apnea Products
     307,000        Affymetrix (b)                                         7,483
                    Diagnostic Development
--------------------------------------------------------------------------------
                                                                          21,865

Acorn Fund
     Statement of Investments


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Hospital/Laboratory Supplies: 0.8%
     544,000    Sybron International (b)                            $ 14,790
                Laboratory Supplies
     253,000    Hillenbrand Industries                                14,389
                Hospital Beds & Coffins
----------------------------------------------------------------------------
                                                                      29,179
                Services: 5.8%
   2,470,000    Lincare Holdings (b)                                 100,189
                Home Health Care Services
   2,177,000    HBO & Company                                         62,453
                Hospital Computer Services
   1,952,000    First Health Group (b)                                32,330
                PPO Network
   1,110,000    Magellan Health Services (b)                           9,296
                Mental Health Services
      43,000    Spectrum Health Solutions (b)                             11
                Workman's Compensation
----------------------------------------------------------------------------
                                                                     204,279
                                                                    --------
Health Care: Total                                                   290,174
----------------------------------------------------------------------------
Consumer Goods/Services: 11.3%
                Goods

                Leisure Vehicles: 3.3%
   2,200,000    Harley-Davidson                                      104,225
                Motorcycles & Related Merchandise
     480,000    Thor Industries                                       12,240
                Mobile Homes & RVs
----------------------------------------------------------------------------
                                                                     116,465
                Nondurables: 0.1%
     139,000    First Years                                            2,198
                Infant & Toddler Products

                Manufacturers: 0.9%
     600,000    Unifi                                                 11,738
                Polyester & Nylon Fabrics
     500,000    Jones Apparel (b)                                     11,031
                Women's Apparel
     340,000    St. John Knits                                         8,840
                Upscale Knitware
----------------------------------------------------------------------------
                                                                      31,609
                Services
                Retail: 2.5%
   1,550,000    Borders Group (b)                                     38,653
                Bookstores
     599,000    Fred Meyer Holdings (b)                               36,090
                Supermarkets in the West
     911,000    Host Marriott Services (b)                             9,452
                Fast Food Kiosks in Airports
     400,000    Au Bon Pain (b)                                        2,700
                Bakery & Deli Restaurants
      10,000    Barnes & Noble (b)                                       425
                Bookstores
----------------------------------------------------------------------------
                                                                      87,320
                Consumer Services: 0.3%
     770,000    Protection One                                      $  6,593
                Security Alarm Monitoring
     236,000    Bally Total Fitness (b)                                5,870
                Fitness Centers
----------------------------------------------------------------------------
                                                                      12,463
                Casinos: 0.3%
     420,000    Hollywood Park (b)                                     3,491
                Race Track & Casino
     535,000    Monarch Casino & Resort (b)(c)                         2,809
                Casino/Hotel in Reno
     155,000    Rio Hotel & Casino (b)                                 2,461
                Hotel & Casino in Las Vegas
     250,000    Grand Casinos (b)                                      2,016
                Casino/Hotel in Biloxi
  $6,250,000    Grand Palais Casino
                14% Note Due 2/25/98 (b)                                 313
                New Orleans Casino
----------------------------------------------------------------------------
                                                                      11,090
                Cruise Lines: 3.9%
   2,650,000    Carnival                                             127,200
                Largest Cruise Line
     240,000    Royal Caribbean Cruises                                8,880
                Cruises to Caribbean & Alaska
     410,000    Royal Olympic Cruise (b)                               1,384
                Cruises in Mediterranean
----------------------------------------------------------------------------
                                                                     137,464
                                                                    --------
Consumer Goods/Services: Total                                       398,609

----------------------------------------------------------------------------
Finance: 12.1%
                Banks: 1.1%
     695,000    TCF Financial                                         16,810
                Great Lakes Bank
     570,000    Texas Regional Bancshares                             14,286
                Tex Mex Bank
     170,000    CNB Bancshares                                         7,926
                Indiana Bank
      70,000    Peoples Heritage Financial                             1,400
                New England Bank
----------------------------------------------------------------------------
                                                                      40,422
                Savings & Loans: 2.8%
   1,554,000    Peoples Bank Bridgeport                               42,929
                Connecticut Savings & Loan
     664,000    Washington Mutual                                     25,357
                West Coast Savings & Loan
     738,000    Washington Federal                                    19,695
                Washington State Savings & Loan
     538,000    Commonwealth Bancorp                                   8,373
                Philadelphia Savings & Loan
     554,000    Coast Contingency Rights (b)                           3,670
                Litigation Claims Against US Government
----------------------------------------------------------------------------
                                                                     100,024


See accompanying notes to financial statements

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Insurance: 3.2%
     815,000    UICI (b)                                            $ 19,968
                Health Insurance
     723,000    Baldwin & Lyons, Cl. B                                17,894
                Trucking Insurance
     511,000    Leucadia National                                     16,097
                Insurance Holding Company
     400,000    Protective Life                                       15,925
                Life/Dental Insurance
     687,000    Foremost                                              14,427
                Mobile Home & RV Insurance
     612,000    Acceptance Insurance (b)                              12,393
                Crop Insurance
     351,000    United Fire & Casualty                                11,802
                Property & Casualty
     200,000    AmerUs Life Holdings                                   4,475
                Annuities/Life Insurance
----------------------------------------------------------------------------
                                                                     112,981
                Money Management: 3.3%
     604,000    SEI Investments                                       60,023
                Mutual Fund Administration
     974,000    Pioneer Group                                         19,237
                Equity Mutual Funds
   2,112,000    Phoenix Investment Partners                           17,820
                Mutual Fund & Pension Manager
   1,063,000    Baker Fentress                                        16,277
                Closed-End Investment Company
      80,000    Affiliated Managers Group (b)                          2,390
                Mutual Fund & Pension Manager
----------------------------------------------------------------------------
                                                                     115,747
                Finance Companies: 1.7%
   2,070,000    Americredit (b)                                       28,592
                Auto Lending
   1,820,000    World Acceptance (b)(c)                               11,830
                Personal Loans
   1,375,000    Capital Trust (b)                                      8,250
                Whole Mortgage Loans
     448,000    DVI Health Services (b)                                8,120
                Leases for Big Medical Equipment
     165,000    Creditrust (b)                                         4,207
                Collection Agency
----------------------------------------------------------------------------
                                                                      60,999
                                                                    --------
Finance: Total                                                       430,173

----------------------------------------------------------------------------
Industrial Goods/Services: 7.8%
                Steel: 1.3%
     806,000    Gibraltar Steel (b)(c)                                18,336
                Steel Processing
   1,295,000    Worthington Industries                                16,188
                Steel Processing
     345,000    A M Castle                                             5,175
                Steel Distribution
     420,000    Atchison Casting (b)(c)                                3,885
                Steel Foundries
     140,000    Schnitzer Steel                                        2,013
                Scrap Steel Processor
----------------------------------------------------------------------------
                                                                      45,597
                Machinery: 0.9%
     882,000    Baldor Electric                                       17,860
                Electric Motors
     585,000    Clarcor                                               11,700
                Filters
     140,000    Applied Industrial Technologies                        1,942
                Industrial Components Distribution
----------------------------------------------------------------------------
                                                                      31,502
                Conglomerates: 0.3%
     650,000    Thermo Electron (b)                                   11,009
                Instrumentation, Biomedical & Industrial Products
                Specialty Chemicals: 1.0%
   1,000,000    Lilly Industries, Cl. A                               19,938
                Industrial Coatings
     610,000    Cambrex                                               14,640
                Pharmaceutical & Other Specialty Chemicals
     445,000    Symex (b)                                              2,003
                Combinatorial Materials
----------------------------------------------------------------------------
                                                                      36,581
                Electrical Components
                Industrial Materials: 0.0%
     100,000    Brunswick Technologies (b)                               637
                Fiberglass Fabric for Composites

                Outsourcing Services & Training: 0.8%
   1,070,000    Labor Ready (b)                                       21,066
                Temporary Manual Labor
     438,000    GP Strategies (b)                                      6,570
                Training Programs
     500,000    International Total Services (b)(c)                    2,500
                Aviation Services
----------------------------------------------------------------------------
                                                                      30,136
                Logistics: 2.2%
   1,000,000    Expeditors Int'l of Washington                        42,000
                International Freight Forwarder
     759,000    Hub Group (b)                                         14,706
                Truck & Rail Freight Forwarder
     435,000    C H Robinson                                          11,283
                Truck Freight Forwarder
     600,000    Airnet Systems (b)                                     8,625
                Check & Other Small Package Shipment
----------------------------------------------------------------------------
                                                                      76,614

Acorn Fund
    Statement of Investments

Number of Shares                                                 Value (000)
----------------------------------------------------------------------------

                Other Industrial Services: 1.3%
   1,236,000    Wackenhut, Cl. B                                    $ 27,115
      31,000    Wackenhut, Cl. A                                         789
                Prison Management
     806,000    Compass International Services (b)(c)                  8,564
                Collection Agencies
     209,000    HA.LO Industries (b)                                   7,864
                Distributor of Specialty Products
     122,000    Advanced Lighting Technologies (b)                     1,189
                Metal Halide Lighting
----------------------------------------------------------------------------
                                                                      45,521
                                                                    --------
Industrial Goods/Services: Total                                     277,597

----------------------------------------------------------------------------
Energy/Minerals: 7.9%
                Independent Power: 3.4%
   1,464,000    AES Corporation (b)                                   69,357
       1,852    AES Corporation Warrants (b)                             120
                Power Plants
   1,420,000    CalEnergy (b)                                         49,256
                Power Plants/Competitve Utility
----------------------------------------------------------------------------
                                                                     118,733
                Oil/Gas Producers: 2.0%
   2,000,000    Tesoro Petroleum (b)(c)                               24,250
                Oil Refinery/Gas Reserves
   1,220,000    Enron Oil & Gas                                       21,045
                Oil & Gas Producer
     650,000    Devon Energy                                          19,947
                Oil & Gas Producer
     250,000    Evergreen Resources (b)                                4,437
                Oil & Gas Producer
   1,031,000    Tipperary (b)(c)                                       1,095
                Oil & Gas Producer
----------------------------------------------------------------------------
                                                                      70,774
                Distribution/Marketing/Refining: 1.8%
     900,000    Equitable Resources                                   26,212
                Natural Gas Utility & Producer
     650,000    Atmos Energy                                          20,962
                Natural Gas Utility
     800,000    Dynegy                                                 8,750
                Natural Gas Processing & Marketing
     240,000    KN Energy                                              8,730
                Natural Gas Pipelines & Processor
----------------------------------------------------------------------------
                                                                      64,654
                Oil Services: 0.7%
     400,000    J Ray McDermott (b)                                    9,775
                Offshore Construction Company
     525,000    Atwood Oceanics (b)                                    8,925
                Offshore Drilling
     300,000    Weatherford International (b)                          5,813
                Diversfied Oil Field Products & Services
----------------------------------------------------------------------------
                                                                      24,513
                                                                    --------
Energy/Minerals: Total                                               278,674

----------------------------------------------------------------------------
Other Industries: 3.7%
                Real Estate: 3.7%
     829,000    The Rouse Company                                     22,798
                Shopping Malls
     770,312    Security Capital European Realty (b)                  15,406
                Strategic Real Estate Investments
     820,000    Cornerstone Properties                                12,812
                Downtown Office Buildings
     466,000    Forest City Enterprises, Cl. B                        11,999
     370,000    Forest City Enterprises, Cl. A                         9,712
                Shopping Centers
     260,000    Equity Residential Properties Trust                   10,514
                Nationwide Apartments
     400,000    Macerich Company                                      10,250
                Regional Shopping Malls
     165,000    Weingarten Realty Investors                            7,363
                Community Shopping Centers
     699,000    LaSalle Hotel Properties                               7,252
                Upscale/Full Service Hotels
     350,000    Archstone                                              7,087
                Equity Real Estate Investment Trust
     200,000    First Industrial Realty Trust                          5,362
                Industrial Properties
     190,000    First Washington Realty Trust                          4,501
     120,000    First Washington Realty Trust, Cv. Pfd.                3,563
                Community Shopping Centers
     945,000    Homestead Village (b)                                  4,253
                Extended Stay Hotels
----------------------------------------------------------------------------
                                                                     132,872
                                                                    --------
Other Industries: Total                                              132,872

----------------------------------------------------------------------------
Foreign Securities: 10.5%
                Canada: 0.3%
     400,000    Canadian Natural Gas (b)                               5,990
                Oil & Gas Producer
     440,000    Shaw Industries, Cl. A                                 3,581
                Oil Field Services
----------------------------------------------------------------------------
                                                                       9,571
                United Kingdom: 2.2%
     644,000    NTL (b)                                               36,346
                Voice, Video & Data Services
   1,200,000    Serco Group                                           22,990
                Facilities Management
   1,650,000    Airtours                                              10,542
                Markets & Operates Packaged Tour Vacations
   1,100,000    N. Brown Group                                         5,326
                Mail Order Clothing in Large Sizes
     484,000    Edinburgh Fund Managers                                1,993
                Investment Management
----------------------------------------------------------------------------
                                                                      77,197


Number of Shares                                                 Value (000)
----------------------------------------------------------------------------
                  Germany/Austria: 0.7%
       552,000    United International Holdings
                    (Austria) (b)                                  $ 10,626
                  Cable Television for Austria & Other Countries
       180,000    Flughafen Wien (Austria)                            8,837
                  Vienna Airport Authority
        23,000    Binding-Brauerei                                    6,352
                  Brewery
---------------------------------------------------------------------------
                                                                     25,815
                  Sweden: 1.7%
     1,000,000    WM Data Nordic                                     42,685
                  Computer Services/Consulting
       256,000    Autoliv                                             9,520
                  Seatbelts & Airbags
       495,000    Getinge Industrier                                  7,450
                  Sterilization & Disinfection Equipment
---------------------------------------------------------------------------
                                                                     59,655
                  Netherlands: 0.9%
       146,407    ASR Verzekeringsgroep                              13,262
                  Insurance
       305,000    Hunter Douglas                                     10,109
                  Decorative Window Coverings
       167,000    Getronics                                           8,276
                  Computer Services/Consulting
---------------------------------------------------------------------------
                                                                     31,647
                  Switzerland: 0.4%
        11,000    Cie Fin Richemont                                  15,553
                  Luxury Goods, Tobacco & Pay TV

                  France: 0.8%
       115,000    Atos (b)                                           27,503
                  Computer Services/Transaction Processing

                  Portugal: 0.1%
       297,200    Filmes Lusomundo (b)                                3,727
                  Newspapers, Radio, Video, Film Distribution

                  Italy/Greece: 1.0%
     1,500,000    Banca Fideuram                                     10,739
                  Life Insurance & Mutual Funds
     1,000,000    Aeroporti di Roma                                   8,733
                  Airport Management
       325,000    Industrie Natuzzi                                   8,084
                  Leather Couches
       250,000    Hellenic Bottling (Greece)                          7,717
                  Coca-Cola Bottler
---------------------------------------------------------------------------
                                                                     35,273
                  Malaysia: 0.0%
       750,000    Resorts World Berhad                                  605
                  Casino/Hotel Resort
       590,000    Berjaya Sports Toto                                   515
                  Lottery/Gaming
---------------------------------------------------------------------------
                                                                      1,120

                  Hong Kong: 0.2%
     4,500,000    Varitronix International                            8,422
                  LCD Manufacturer

                  China: 0.0%
       200,000    The Investment Company of China (b)                 1,100
                  Closed-End Fund
                  Singapore: 0.6%
     8,128,000    Star Cruises (b)                                   17,150
                  Cruise Line
     1,500,000    Natsteel Electronics                                3,818
                  Electronic Manufacturing Services
---------------------------------------------------------------------------
                                                                     20,968
                  Japan: 0.7%
       180,000    Nintendo                                           17,473
                  Video Games
        86,200    Softbank Corporation                                5,196
                  Software/Networking Services
        76,000    Noritsu Koki                                        1,651
                  Photo Processing Lab Manufacturer
---------------------------------------------------------------------------
                                                                     24,320
                  South Africa: 0.1%
       200,000    Comparex Holdings                                   1,625
                  Computer Networking & Systems Integration

                  Mexico: 0.4%
     3,300,000    Kimberly Clark de Mexico                           10,511
                  Paper Products
     7,350,000    Nadro, Series L                                     4,682
                  Pharmaceutical Distributor
---------------------------------------------------------------------------
                                                                     15,193

                  Other Latin America: 0.4%
       407,124    IRSA (Argentina)                                   11,323
                  Real Estate Management & Development
       135,000    Banco Latinoamericano
                  de Exportaciones (Panama)                           2,244
                  Trade Financing
   112,000,000    Cemig (Brazil)                                      2,131
                  Electric Utility
---------------------------------------------------------------------------
                                                                     15,698
                                                                    -------
Foreign: Total                                                      374,387

Acorn Fund
     Statement of Investments


Principal Amount                                    Value (000)
--------------------------------------------------------------
Total Common Stocks and Other                      ----------
 Equity-Like Securities: 93.8%                     $3,330,635
                  (Cost: $1,884,771)
Short-Term Obligations: 7.2%
                  Yield 4.38%-6.01%
                  Due 1/4-2/18/99
     $38,320      General Motors Acceptance            38,258
     $29,068      American General Finance             29,050
     $28,500      Aon                                  28,483
     $27,293      Commercial Credit                    27,281
     $23,575      Ford Motor Credit                    23,551
     $21,510      GE Capital Services                  21,493
     $20,000      American General                     19,992
     $20,000      Ford Motor Credit                    19,977
     $18,799      Cigna                                18,769
     $18,212      GTE                                  18,182
     $10,000      US Treasury Bill                      9,942
-------------------------------------------------------------
                  (Cost: $254,978)                    254,978
                                                    ---------
Total Investments: 101.0%                           3,585,613
                  (Cost: $2,139,749)
                                                   ----------
Cash and Other Assets Less Liabilities: (1.0%)        (36,152)
                                                   ----------
Total Net Assets: 100%                             $3,549,461
-------------------------------------------------------------

------------------------------------------------------------------------------
Notes to Statement of Investments
Notes to Statement of Investments:
(a) At December 31, 1998, for federal income tax purposes cost of investments was $2,140,654,000 and net unrealized appreciation was $1,444,959,000, consisting of gross unrealized appreciation of $1,619,020,000 and gross unrealized depreciation of $174,061,000.
(b)  Non-income producing security.
(c) On December 31, 1998, the Fund held the following percentages of the outstanding voting shares of the companies listed below:


Bigfoot International......................10.00%
Corvas International........................9.99%
World Acceptance............................9.48%
Microcide Pharmaceuticals...................8.33%
Tipperary...................................7.77%
International Total Services................7.50%
Kronos......................................6.94%
COMARCO.....................................6.92%
Data Transmission Network...................6.67%
Gibraltar Steel.............................6.39%
Compass International Services..............6.36%
Synaptic Pharmaceuticals....................6.36%
Tesoro Petroleum............................6.18%
Granite Broadcasting........................5.69%
CMP Media...................................5.66%
Monarch Casino & Resort.....................5.62%
Micros Systems..............................5.52%
National Data...............................5.34%
Atchison Casting............................5.15%

The aggregate cost and value of investments in these companies at December 31, 1998, was $216,457,000 and $280,785,000, respectively. The market value of these securities represents 7.91% of the total net assets at December 31, 1998. During the year ended December 31, 1998, cost of purchases and proceeds from sales in affiliated companies was $85,641,000 and $36,553,000, respectively. Dividends received from these companies amounted to $486,000 and net realized gain on sales of investments in such companies amounted to $5,984,000.


See accompanying notes to financial statements.

Acorn Fund
    Foreign Portfolio Diversification


At December 31, 1998 Acorn Fund's foreign portfolio of investments as a percent of net assets was diversified as follows:

                                   Value (000)   Percent
--------------------------------------------------------
Information
Computer Services                    $ 80,089       2.3%
Cable Television                       46,972       1.3
Semiconductors
 & Related Equipment                   22,990       0.6
Business Information/Publishing         8,923       0.2
Contract Manufacturing                  3,818       0.1
--------------------------------------------------------
                                      162,792       4.5

Health Care
Hospital Services                       7,450       0.2

Consumer Goods/Services
Travel                                 27,692       0.8
Consumer Software                      17,473       0.5
Beverages                              14,069       0.4
Nondurable Goods                       10,511       0.3
Furniture & Textiles                    8,084       0.2
Retail                                  5,326       0.2
Consumer Goods Distribution             4,682       0.1
Gaming                                    515       0.0
Other Durable Goods                    19,629       0.5
Other Entertainment                    16,158       0.5
--------------------------------------------------------
                                      124,139       3.5

Finance
Insurance                              13,262       0.4
Money Management                       12,732       0.4
Banks                                   2,244       0.1
Closed-End Funds                        1,100       0.0
--------------------------------------------------------
                                       29,338       0.9

Industrial Goods/Services
Electrical Components                   8,422       0.2
Machinery                               1,651       0.0
--------------------------------------------------------
                                       10,073       0.2

Energy/Minerals
Oil/Gas Producers                       5,990       0.2
Oil Services                            3,581       0.1
--------------------------------------------------------
                                        9,571       0.3

Other Industries
Transportation                         17,570       0.5
Real Estate                            11,323       0.3
Utilities                               2,131       0.1
--------------------------------------------------------
                                       31,024       0.9
                                     -------------------
Total Foreign Portfolio              $374,387      10.5%
--------------------------------------------------------

See accompanying notes to financial statements

Acorn Family of Funds
     Report of Independent Auditors


To the Board of Trustees and Shareholders of Acorn Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty, comprising the Acorn Investment Trust, as of December 31, 1998, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Acorn Investment Trust as of December 31, 1998, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 9, 1999

Acorn Family of Funds
     Statements of Assets and Liabilities

                                                     Acorn           Acorn         Acorn        Acorn          Acorn
(in thousands)                                        Fund       International      USA        Twenty      Foreign Forty
------------------------------------------------------------------------------------------------------------------------
12/31/98
Assets
  Investments, at value (cost: Acorn Fund
  $2,139,749; Acorn Int'l $1,197,259;
  Acorn USA $265,044; Acorn Twenty
  $30,290; Acorn Foreign Forty $14,793)            $3,585,613     $1,727,425      $281,785     $32,822          $15,959
Cash                                                      327            423            --         254               --
Organization costs                                         --             --            57          --               --
Receivable for:
  Securities sold                                       8,959            809           129
  Fund shares sold                                      2,868          1,788         1,170         722              777
  Dividends and interest                                2,078          2,546            46          21               --
  Other assets                                            175             80             9          --               --
------------------------------------------------------------------------------------------------------------------------
  Total assets                                      3,600,020      1,733,071       283,196      33,819           16,736

Liabilities and Net Assets
Net unrealized depreciation on foreign
  forward currency contracts                               42            969            --          --               --
Payable for:
    Securities purchased                               11,480          2,479           460          60              936
    Fund shares redeemed                               38,266          1,743         1,628           1               --
    Organization costs                                     --             --            58          --               --
    Other                                                 771          2,383            99          34               15
------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                    50,559          7,574         2,245          95              951
Net assets applicable to Fund
  shares outstanding                               $3,549,461     $1,725,497      $280,951     $33,724          $15,785
------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                               210,706         82,874        18,986       3,150            1,435
------------------------------------------------------------------------------------------------------------------------

Pricing of Shares
Net asset value, offering price and
    redemption price per share                     $    16.85     $    20.82      $  14.80     $ 10.71          $ 11.00
------------------------------------------------------------------------------------------------------------------------

Analysis of Net Assets
Paid-in capital                                    $2,067,199     $1,209,014      $263,734     $31,432          $14,558
Accumulated net realized gain (loss) on sales
  of investments, futures and foreign
  currency transactions                                33,912        (17,845)          476        (246)              74
Net unrealized appreciation of investments
  and other assets (net of unrealized PFIC
  gains of $311 for Acorn International
  and $19 for Acorn Foreign Forty)                  1,445,819        528,909        16,741       2,532            1,144
Undistributed net investment income                     2,531          5,419            --           6                9
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
  Fund shares outstanding                          $3,549,461     $1,725,497      $280,951     $33,724          $15,785
------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements


Acorn Family of Funds
     Statements of Operations

                                       Acorn                       Acorn
                                       Fund                    International

(in thousands)                Year ended    Year ended    Year ended    Year ended
----------------------------------------------------------------------------------
                              12/31/1998    12/31/1997    12/31/1998    12/31/1997
Investment Income:
  Dividends                     $ 28,483      $ 28,012      $ 26,225      $ 27,667
  Interest                        13,414        15,566        10,223         8,098
----------------------------------------------------------------------------------
                                  41,897        43,578        36,448        35,765
  Foreign taxes withheld            (513)         (797)       (2,521)       (2,912)
----------------------------------------------------------------------------------
   Total investment income        41,384        42,781        33,927        32,853

Expenses:
  Investment advisory             24,905        14,349        14,124        16,235
  Administration                   1,812             -           858             -
  Custodian                          924         1,034         1,957         2,489
  Transfer and dividend
   disbursing agent                1,414         1,328         1,384         1,882
  Reports to shareholders            573           564           575           841
  Legal and audit                    223           287            97           221
  Registration and blue sky           55           273            58            73
  Trustees' and other                446           441           166           364
----------------------------------------------------------------------------------
   Total expenses                 30,352        18,276        19,219        22,105
  Less custodian fees paid
   indirectly                          -             -             -             -
  Less reimbursement of
   expenses by advisor                 -             -             -             -
----------------------------------------------------------------------------------
  Net expenses                    30,352        18,276        19,219        22,105
----------------------------------------------------------------------------------
Net investment income
 (loss)                           11,032        24,505        14,708        10,748

Net Realized and
 Unrealized Gain (Loss) on
 Investments,
 Futures and Foreign
 Currency Transactions:
  Net realized gain (loss)
   on sales of investments       252,065       361,502         2,408        76,648
  Net realized gain (loss)
   on foreign currency
   transactions                     (132)            -        (6,031)       22,816
  Net realized gain (loss)
   on futures                    (17,930)      (16,098)        7,811             -
  Change in net unrealized
   appreciation
   of investments and
   foreign currency
   transactions                  (43,553)      356,307       215,847       (99,759)
-----------------------------------------------------------------------------------
Net realized and
 unrealized gain (loss) on
 investments,
 futures and foreign
 currency transactions           190,450       701,711       220,035          (295)
-----------------------------------------------------------------------------------
Net increase in net assets
 resulting from operations      $201,482      $726,216      $234,743      $ 10,453
-----------------------------------------------------------------------------------


See accompanying notes to financial statements

                           Acorn                      Acorn                 Acorn
                            USA                       Twenty            Foreign Forty
                                                    Inception             Inception
                  Year ended    Year ended        11/23 through         11/23 through
--------------------------------------------------------------------------------------
                  12/31/1998    12/31/1997           12/31/1998            12/31/1998
                    $    882       $   568               $   38                $    6
                       1,042           470                    7                     3
--------------------------------------------------------------------------------------
                       1,924         1,038                   45                     9
                           -             -                    -                    (1)
--------------------------------------------------------------------------------------
                       1,924         1,038                   45                     8


                       2,336         1,199                   26                    11
                         124             -                    1                     1
                          39            24                    2                     3

                         246           164                   18                    13
                         126            85                    1                     1
                          32            29                    1                     1
                          33            72                    4                     2
                          43            56                    -                     -
--------------------------------------------------------------------------------------
                       2,979         1,629                   53                    32

                          (5)           (2)                  (2)                   (3)

                           -             -                  (12)                  (11)
--------------------------------------------------------------------------------------
                       2,974         1,627                   39                    18
--------------------------------------------------------------------------------------

                      (1,050)         (589)                   6                   (10)







                      23,791         5,521                 (246)                   74


                           -             -                    -                     -

                           -             -                    -                     -




                     (14,625)       27,198                2,532                 1,163
--------------------------------------------------------------------------------------




                       9,166        32,719                2,286                 1,237
--------------------------------------------------------------------------------------

                    $  8,116       $32,130               $2,292                $1,227
--------------------------------------------------------------------------------------

Acorn Family of Funds
    Statements of Changes in Net Assets


                                        Acorn                      Acorn
                                        Fund                   International
(in thousands)                Year ended    Year ended    Year ended    Year ended
----------------------------------------------------------------------------------
                              12/31/1998    12/31/1997    12/31/1998    12/31/1997

From Operations:
 Net investment income
   (loss)                     $   11,032    $   24,505    $   14,708    $   10,748
 Net realized gain (loss)
   on sales of investments,
    futures and foreign
     currency transactions       234,003       345,404         4,188        99,464
 Change in net unrealized
  appreciation of
   investments and foreign
    currency transactions        (43,553)      356,307       215,847       (99,759)
----------------------------------------------------------------------------------
      Net increase in net
      assets resulting from
      operations                 201,482       726,216       234,743        10,453

Distributions to
 Shareholders From:
 Net investment income (a)        (6,284)      (31,681)      (12,611)      (33,072)
 Net realized gain              (219,264)     (320,289)      (22,701)      (77,970)
----------------------------------------------------------------------------------
      Total distributions
       to shareholders          (225,548)     (351,970)      (35,312)     (111,042)

 From Fund Share
  Transactions:
 Reinvestment of dividends
  and capital gain
  distributions                  204,856       320,054        33,102       104,129
 Proceeds from other shares
  sold                           490,137       711,329       406,219       468,766
----------------------------------------------------------------------------------
                                 694,993     1,031,383       439,321       572,895
Payments for shares
 redeemed                       (802,923)     (566,224)     (536,194)     (621,910)
----------------------------------------------------------------------------------
      Net increase (decrease)
      in net assets from Fund
      share transactions        (107,930)      465,159       (96,873)      (49,015)
----------------------------------------------------------------------------------
Total increase (decrease)
 in net assets                  (131,996)      839,405       102,558      (149,604)

Net Assets:
 Beginning of period           3,681,457     2,842,052     1,622,939     1,772,543
 End of period               $ 3,549,461    $3,681,457    $1,725,497    $1,622,939
----------------------------------------------------------------------------------

Undistributed Net
 Investment Income           $     2,531    $      498    $    5,419    $    3,986
----------------------------------------------------------------------------------

(a) Includes distributions of unrealized PFIC gains of $7,674 in 1997 for Acorn Fund and $24,166 in 1997 for Acorn International.

                                            Acorn           Acorn
                      Acorn                 Twenty       Foreign Forty
                       USA                Inception        Inception
            Year ended    Year ended    11/23 through    11/23 through
---------------------------------------------------------------------------------
            12/31/1998    12/31/1997     12/31/1998        12/31/1997



            $   (1,050)   $     (589)    $       6         $      (10)



                 23,791        5,521          (246)                74



                (14,625)      27,198         2,532              1,163
---------------------------------------------------------------------------------


                  8,116       32,130         2,292              1,227


                     --           --            --                --
                (19,532)      (3,351)           --                --
---------------------------------------------------------------------------------

                (19,532)      (3,351)           --                --





                 17,705        3,178            --                --

                175,578       133,753       31,688            14,739
---------------------------------------------------------------------------------
                193,283       136,931       31,688            14,739

                (85,540)      (34,171)        (256)             (181)
---------------------------------------------------------------------------------


                107,743       102,760       31,432            14,558
---------------------------------------------------------------------------------

                 96,327       131,539       33,724            15,785


                184,624        53,085           --                --
            $   280,951   $   184,624    $  33,724          $ 15,785
---------------------------------------------------------------------------------


                     --            --    $       6          $      9
---------------------------------------------------------------------------------

Acorn Family of Funds
     Financial Highlights



                                                                                        Years
Acorn Fund                                                                              ended 12/31
------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each year                                                   1998     1997
Net Asset Value, beginning of year                                                           $16.99   $15.04
Income From Investment Operations
 Net investment income                                                                          .04      .15
 Net realized and unrealized gain (loss) on investments, foreign currency and futures           .91     3.57
------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                               .95     3.72
Less Distributions
 Dividends from net investment income                                                          (.03)    (.16)
 Distributions from net realized and unrealized gains reportable for federal income taxes     (1.06)   (1.61)
------------------------------------------------------------------------------------------------------------
 Total distributions                                                                          (1.09)   (1.77)
------------------------------------------------------------------------------------------------------------
Net Asset Value, end of year                                                                 $16.85   $16.99
------------------------------------------------------------------------------------------------------------
Total Return                                                                                    6.0%    25.0%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                        .84%     .56%
 Ratio of net investment income to average net assets                                           .30%     .75%
 Portfolio turnover rate                                                                         24%      32%
 Net assets at end of period (in millions)                                                   $3,549   $3,681


                                                                                        Years
Acorn International                                                                     ended 12/31
------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                                                 1998     1997
Net Asset Value, beginning of period                                                         $18.39   $19.61
Income From Investment Operations
 Net investment income (loss)                                                                   .17      .40
 Net realized and unrealized gain (loss) on investments, foreign currency and futures          2.68     (.34)
------------------------------------------------------------------------------------------------------------
 Total from investment operations                                                              2.85      .06
Less Distributions
 Dividends from net investment income                                                          (.15)    (.38)
 Distributions from net realized and unrealized gains reportable for federal income taxes      (.27)    (.90)
------------------------------------------------------------------------------------------------------------
 Total distributions                                                                           (.42)   (1.28)
------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                                               $20.82   $18.39
------------------------------------------------------------------------------------------------------------
Total Return                                                                                   15.4%     0.2%
Ratios/Supplemental Data
 Ratio of expenses to average net assets                                                       1.12%    1.19%
 Ratio of net investment income (loss) to average net assets                                    .86%     .58%
 Portfolio turnover rate                                                                         37%      39%
 Net assets at end of period (in millions)                                                   $1,725   $1,623





* Annualized



See accompanying notes to financial statements


---------------------------------------------------------------------------------
      1996       1995      1994       1993       1992      1991     1990     1989
     $13.60     $12.24    $13.95     $11.06     $ 9.32    $ 6.51   $ 8.58    $7.27

        .09        .11       .06        .04        .07       .11      .12      .13
       2.93       2.42     (1.10)      3.50       2.16      2.95    (1.62)    1.65
----------------------------------------------------------------------------------
       3.02       2.53     (1.04)      3.54       2.23      3.06    (1.50)    1.78

       (.11)      (.09)     (.11)      (.06)      (.08)     (.10)    (.13)    (.11)
      (1.47)     (1.08)     (.56)      (.59)      (.41)     (.15)    (.44)    (.36)
----------------------------------------------------------------------------------
      (1.58)     (1.17)     (.67)      (.65)      (.49)     (.25)    (.57)    (.47)
----------------------------------------------------------------------------------
     $15.04     $13.60    $12.24     $13.95     $11.06    $ 9.32   $ 6.51    $8.58
----------------------------------------------------------------------------------
      22.6%      20.8%     (7.4%)     32.3%      24.2%     47.3%   (17.5%)   24.8%

       .57%       .57%      .62%       .65%       .67%      .72%     .82%     .73%
       .53%       .89%      .55%       .30%       .72%     1.30%    1.60%    1.59%
        33%        29%       18%        20%        25%       25%      36%      26%
     $2,842     $2,399    $1,983     $2,035     $1,449    $1,150   $  767    $ 855

                                               Inception 9/23
                                              through 12/31,
-------------------------------------------------------------
    1996         1995      1994       1993             1992
   $16.59       $15.24    $15.94     $10.69           $10.00

        .13        .16       .07         --             (.03)
       3.29       1.20      (.67)      5.25              .72
 -------------------------------------------------------------
       3.42       1.36      (.60)      5.25              .69

      (.12)         --        --         --               --
      (.28)       (.01)     (.10)        --               --
 -------------------------------------------------------------
      (.40)       (.01)     (.10)        --               --
 -------------------------------------------------------------
     $19.61     $16.59    $15.24     $15.94           $10.69
 -------------------------------------------------------------
      20.7%       8.9%     (3.8%)     49.1%             6.9%

      1.17%      1.22%     1.24%      1.21%            2.35%*
       .51%       .90%      .48%       .06%           (1.37%)*
        34%        26%       20%        19%              20%*
     $1,773     $1,276    $1,363     $  907           $   30


Acorn Family of Funds
    Financial Highlights


                                                            Years                               Inception 9/4
Acorn USA                                                  ended 12/31,                        through 12/31,
--------------------------------------------------------------------------------------------------------------
For a share outstanding throughout each period                     1998              1997                1996
Net Asset Value, beginning of period                             $15.12            $11.65            $  10.00
Income From Investment Operations
 Net investment loss (b)                                           (.07)             (.07)               (.02)
 Net realized and unrealized gain on investments                    .87              3.83                1.67
--------------------------------------------------------------------------------------------------------------
 Total from investment operations                                   .80              3.76                1.65
Less Distributions
 Dividends from net investment income                                --                --                  --
 Distributions from net realized and unrealized gains
   reportable for federal income taxes                            (1.12)             (.29)                 --
--------------------------------------------------------------------------------------------------------------
 Total distributions                                              (1.12)             (.29)                 --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, end of period                                   $14.80            $15.12            $  11.65
--------------------------------------------------------------------------------------------------------------
Total Return                                                        5.8%             32.3%               16.5%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (a)                       1.20%             1.35%               1.85%*
 Ratio of net investment loss to average net assets                (.42%)            (.49%)              (.99%)*
 Portfolio turnover rate                                             42%               33%                 20%*
 Net assets at end of period (in millions)                       $  281            $  185            $     53


                                                               Inception 11/13
Acorn Twenty                                                   through 12/31,
-------------------------------------------------------------------------------
For a share outstanding throughout each period                            1998
Net Asset Value, beginning of period                                   $ 10.00
Income From Investment Operations
 Net investment income (b)                                                  --
 Net realized and unrealized gain on investments                           .71
-------------------------------------------------------------------------------
 Total from investment operations                                          .71
-------------------------------------------------------------------------------
Net Asset Value, end of period                                         $ 10.71
-------------------------------------------------------------------------------
Total Return                                                               7.1%
Ratios/Supplemental Data
 Ratio of expenses to average net assets (c)(d)                           1.41%*
 Ratio of net investment gain to average net assets (d)                   0.22%*
 Portfolio turnover rate                                                   173%*
 Net assets at end of period (in millions)                             $    34

-------------------------------------------------------------------------------
(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn USA ratio reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

(b) Net investment income (loss) per share was based upon the average shares outstanding during each period.

(c) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998.

(d) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively.

* Annualized

See accompanying notes to financial statements

                                                         Inception 11/23
Acorn Foreign Forty                                      through 12/31,
------------------------------------------------------------------------
For a share outstanding throughout each period                 1998

Net Asset Value, beginning of period                         $  10.00
Income From Investment Operations
   Net investment loss (b)                                       (.01)
   Net realized and unrealized gain on investments               1.01
------------------------------------------------------------------------
   Total from investment operations                              1.00
------------------------------------------------------------------------
Net Asset Value, end of period                               $  11.00
------------------------------------------------------------------------
Total Return                                                     10.0%
Ratios/Supplemental Data
   Ratio of expenses to average net assets (a)(c)                1.73%*
   Ratio of net investment loss to average net assets (c)        (.78%)*
   Portfolio turnover rate                                         90%*
   Net assets at end of period (in millions)                 $     16



--------------------------------------------------------------------------------
(a) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998.

(b) Net investment loss per share was based upon the average shares outstanding during the period.

(c) Acorn Foreign Forty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively.

* Annualized

Acorn Family of Funds
    Notes to Financial Statements

1. Nature of Operations

Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty (the "Funds") are series of Acorn Investment Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital.

2. Significant Accounting Policies
    Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

    Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

    Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

    Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

    Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain
(Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Fund bears the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

    None of the Funds had any futures contracts open at December 31, 1998. Acorn Fund and Acorn International entered into forward contracts to sell foreign currency as described below:

Acorn Fund

     Foreign                         Settlement   U.S. Dollar     Unrealized
  Amount (000)         Currency         Date     Proceeds (000)   Loss (000)
----------------------------------------------------------------------------
                      Hong Kong

     78,085             Dollar          5/20/99        $10,000         $ (42)

Acorn International
                                                                 Unrealized
     Foreign                         Settlement   U.S.Dollar        Gain
   Amount(000)         Currency         Date       Proceeds (000)  (Loss) (000)
-------------------------------------------------------------------------------
     13,500          Swiss Franc        3/19/99        $10,105         $ 198
     17,000          German Mark        3/19/99        $10,247         $  (2)
     15,000         British Pound       3/19/99        $25,077         $ 174
    155,000        Hong Kong Dollar     1/15/99        $19,591         $(411)
  4,735,000          Japanese Yen       3/19/99        $41,491         $(928)
------------------------------------------------------------------------------
                                        Total Unrealized Loss:         $(969)
                                                                       =====

    Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of each Fund's investments and other assets, less liabilities, by the respective number of Fund shares outstanding.

    Federal income taxes, dividends and distributions to shareholders

Each Fund has complied with the special provisions of the Internal Revenue Code available to investment companies.

    In accordance with the distribution requirements imposed on investment companies, Acorn Fund, Acorn International and Acorn USA paid long-term capital gain distributions in 1998 of $247,613,000, $22,701,000 and $17,598,000,
respectively, which was sufficient to allow each fund not to incur any income tax. Acorn Twenty and Acorn Foreign Forty also complied with these provisions and were not required to pay a distribution.

    Acorn Fund, Acorn International and Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for Federal income tax purposes. A summary of transactions relating to PFICs is as follows:


Acorn Fund                                                 (000)
----------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997            $2,804

Unrealized depreciation recognized through
December 31, 1998                                           (232)

Cumulative net unrealized appreciation
recognized in prior years on PFICs sold
through December 31, 1998                                 (2,572)
                                                          ------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1998                            -
                                                          ======

A summary of transactions relating to PFICs during 1998 follows:

Unrealized depreciation recognized                          (232)

Losses on the sale of PFICs
classified as ordinary income                             (2,483)


Acorn International                                         (000)
----------------------------------------------------------------
Cumulative net unrealized appreciation
recognized in prior years at December 31, 1997          $ 16,193

Unrealized appreciation recognized through
December 31, 1998                                            231

Cumulative net unrealized appreciation recognized in
prior years on PFICs sold through December 31, 1998      (16,113)
                                                         -------
Cumulative net unrealized appreciation recognized
in prior years at December 31, 1998                          311
                                                         =======
A summary of transactions relating to PFICs
during 1998 follows:

Unrealized appreciation recognized                           231

Losses on the sale of PFICs
classified as ordinary income                               (540)

Acorn Foreign Forty recognized unrealized appreciation on PFICs of $19,000 for the period ended December 31, 1998.

    Distributions relating to PFICs are treated as ordinary income for Federal income tax purposes.

    Acorn International and Acorn Twenty intend to utilize provisions of the federal tax law that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, Acorn International and Acorn Twenty had capital loss carryforwards of $16,804,000 and $246,000, respectively which will expire December 31, 2006.

    Dividends payable to shareholders are recorded by the Funds on the ex-dividend date.

    Reclassifications have been made in 1998 for Acorn Fund and Acorn USA in the accompanying analysis of net assets from accumulated net realized gain on sale of investments to paid-in-capital of $28,349,000 and $4,314,000 respectively. A reclassification was made in Acorn International of $355,000 from accumulated net realized gain on sale of investments to undistributed net income and in Acorn USA of $1,050,000 from undistributed net investment income to accumulated net realized gains. All reclassifications were made to reflect differences between financial reporting and income tax basis and had no impact on net asset value.

Acorn Family of Funds
  Notes to Financial Statements


3. Transactions With Affiliates
The Funds' investment advisor, Wanger Asset
Management, L.P. ("WAM") furnishes
continuing investment supervision to the
Funds and is responsible for the overall management of the Funds' business affairs.

    Under the investment management
agreements for Acorn Fund, Acorn
International and Acorn USA which were in effect for 1997 each fund paid WAM an annual management fee, payable monthly, at the rates set forth below. The fees for Acorn Fund and Acorn International were determined at the beginning of each calendar quarter and the fees for Acorn USA were determined and accrued daily:

Acorn Fund
-------------------------------------------
Net asset value:
For the first $100 million             .75%
Next $1.4 billion                      .50%
Net assets in excess of $1.5 billion   .40%

Acorn International
-------------------------------------------
Net asset value:
For the first $100 million            1.25%
Next $400 million                     1.00%
Net assets in excess of $500 million   .80%

Acorn USA
-------------------------------------------
Net asset value:
For the first $200 million            1.00%
Net assets in excess of $200 million   .95%


    Beginning in 1998, the management
agreement for Acorn Fund, Acorn
International and Acorn USA was replaced with a new investment management agreement and a separate administrative service agreement as approved by shareholders.
Under the new investment management
agreement, fees are accrued daily and paid monthly to WAM at the annual rates shown in the table below for each Fund.

Acorn Fund
-------------------------------------------
Net asset value:
For the first $700 million             .75%
Next $1.300 billion                    .70%
Net assets in excess of $2 billion     .65%

Acorn International
-------------------------------------------
Net asset value:
For the first $100 million            1.20%
Next $400 million                      .95%
Net assets in excess of $500 million   .75%

Acorn USA
-------------------------------------------
Net asset value:
For the first $200 million             .95%
Net assets in excess of $200 million   .90%

Acorn Twenty
-------------------------------------------
On average daily net assets            .90%

Acorn Foreign Forty
On average daily net assets            .95%

    Under the new administrative service
agreement, WAM provides administrative
services to each Fund (including Acorn
Twenty and Acorn Foreign Forty) in return for fees, accrued daily and paid monthly at an annual rate of .05% of average daily net assets.

    Certain officers and trustees of the
Trust are also principals of WAM. The
Trust makes no direct payments to its
officers and trustees who are affiliated with WAM. The Funds paid trustees' fees and expenses of the following:

-------------------------------------------
(in thousands)                  1998   1997
Acorn Fund                     $ 211  $ 196
Acorn International               94    119
Acorn USA                         11      7
Acorn Twenty                       -      -
Acorn Foreign Forty                -      -
                               ------------
                               $ 316  $ 322
                               ============

     WAM advanced Acorn USA $107,000 in
connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period September 1996 though August
2001. WAM paid all of the organization costs associated with the organization of Acorn
Twenty and Acorn Foreign Forty. These costs amounted to $92,000. WAM will not be reimbursed for these costs by the Funds.

     WAM Brokerage Services, L.L.C., a
wholly owned subsidiary of WAM, is the
distributor of the Funds' shares and
receives no compensation for its services.

4. Borrowing Arrangements
The Trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility during 1998.

5. Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statements of Changes in Net Assets are in respect of the following numbers of shares:

Acorn Fund
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997
Shares sold                                                28,471       42,779
Shares issued in reinvestment of
 dividend and capital gain distributions                   12,814       19,004
                                                           --------------------
                                                           41,285       61,783
Less shares redeemed                                       47,224       34,056
-------------------------------------------------------------------------------
Net increase (decrease) in
 shares outstanding                                        (5,939)      27,727
-------------------------------------------------------------------------------


Acorn International
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Shares sold                                                19,818       23,235
Shares issued in reinvestment of
 dividend and capital gain distributions                    1,540        5,501
                                                           --------------------
                                                           21,358       28,736
Less shares redeemed                                       26,757       30,846
                                                           --------------------
Net decrease in shares outstanding                         (5,399)      (2,110)
-------------------------------------------------------------------------------


Acorn USA
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Shares sold                                                11,062        9,880
Shares issued in reinvestment of
 dividend and capital gain distributions                    1,270          212
                                                           --------------------
                                                           12,332       10,092
Less shares redeemed                                        5,558        2,436
                                                           --------------------
Net increase in shares outstanding                          6,774        7,656
-------------------------------------------------------------------------------


Acorn Twenty
-------------------------------------------------------------------
(in thousands)                                               1998

Shares sold                                                 3,176
Less shares redeemed                                           26
                                                         ----------
Net increase in shares outstanding                          3,150
-------------------------------------------------------------------


Acorn Foreign Forty
-------------------------------------------------------------------
(in thousands)                                               1998

Shares sold                                                 1,453
Less shares redeemed                                           18
                                                         ----------
Net increase in shares outstanding                          1,435
-------------------------------------------------------------------


6. Investment Transactions

Investment Transactions (excluding money market instruments) for each of the Funds are as follows:

Acorn Fund
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                              $  830,390   $  928,010
Proceeds from sales                                     1,048,096    1,084,981

Acorn International
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                                $570,304     $656,789
Proceeds from sales                                       709,630      824,939


Acorn USA
-------------------------------------------------------------------------------
(in thousands)                                               1998         1997

Purchases                                                $178,181     $126,503
Proceeds from sales                                        95,639       36,965

Acorn Twenty
-------------------------------------------------------------------
(in thousands)                                               1998

Purchases                                                 $34,025
Proceeds from sales                                         4,483


Acorn Foreign Forty
-------------------------------------------------------------------
(in thousands)                                               1998

Purchases                                                 $13,984
Proceeds from sales                                           974
-------------------------------------------------------------------

                           PART C  OTHER INFORMATION


ITEM 23   Exhibits:
          --------


  a.      Agreement and declaration of trust(1).

  b. Bylaws, as amended October 24, 1997 (exhibit 2.3 to post-effective amendment no. 60)(2).

  c.1     Specimen share certificate - Acorn Fund(3).

  c.2 Specimen share certificate - Acorn International (exhibit 4.2 to post-effective amendment no. 54)(3).

  c.3     Specimen share certificate - Acorn USA(4).

  c.4     Specimen shares certificates - Acorn Twenty and Acorn Foreign
            Forty(5).

  d.1 Investment Advisory Agreement among Acorn Fund, Acorn International, Acorn USA and Wanger Asset Management, L.P., dated January 1, 1998(6).

  d.2 Administration Agreement among Acorn Fund, Acorn International, Acorn USA and Wanger Asset Management, L.P., dated January 1, 1998 (exhibit 5.2 to post-effective amendment no. 61)(6).

  d.3 Organizational Expenses Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. dated September 3, 1996 (exhibit 5.3 to post-effective amendment no. 61)(6).

  d.4 Supplement to the Investment Advisory Agreement among Acorn Investment Trust and Wanger Asset Management, L.P. relating to Acorn Twenty and Acorn Foreign Forty dated August 17, 1998.

  d.5 Amendment to the Administrative Agreement between Acorn Investment Trust and Wanger Asset Management, L.P. relating to Acorn Twenty and Acorn Foreign Forty, dated August 17, 1998.

  e.1 Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C. dated January 1, 1998 (exhibit 6 to post-effective amendment no. 61)(6).

  e.2 Amendment to the Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C., relating to Acorn Twenty and Acorn Foreign Forty dated August 17, 1998.

  f.      None

  g.1 Custodian contract between the Registrant and State Street Bank and Trust Company dated July 1, 1992 (exhibit 8.1 to post-effective amendment no. 60)(1)

  g.2 Letter agreement applying custodian contract (exhibit 8.2 to post-effective amendment no. 60)(1).

  g.3 Letter agreement applying custodian contract (exhibit 8.1) relating to Acorn USA (exhibit no. 8.3 to post-effective amendment no. 61)(6).

  g.4 Letter agreement applying custodian contract and transfer agency and service agreement (exhibit 8.1) relating to Acorn Twenty and Acorn Foreign Forty, dated August 17, 1998.

  h.      None

  i.      Consent of Bell, Boyd & Lloyd

  j.      Consent of Ernst & Young LLP

  k.      None

  l.      None

  m.      None

  n.1     Financial data schedule - Acorn Fund

  n.2     Financial data schedule - Acorn International

  n.3     Financial data schedule - Acorn USA

  n.4     Financial data schedule - Acorn Twenty

  n.5     Financial data schedule - Acorn Foreign Forty

  o.      None

_____________________


(1) Previously filed. Incorporated by reference to exhibit 1 filed in post-effective amendment No. 53 to the registrant's registration statement, Securities Act file number 2-34223 (the "Registration Statement"), filed on April 30, 1996.

(2) Previously filed. Incorporated by reference to the exhibit of the same number filed in post-effective amendment No. 60 to the Registration Statement, filed on December 30, 1997.

(3) Previously filed. Incorporated by reference to exhibit 4.1 filed in post-effective amendment No. 54 to the Registration Statement, filed on June 18, 1996.

(4) Previously filed. Incorporated by reference to exhibit 4.3 filed in post-effective amendment No. 55 to the Registration Statement, filed on September 3, 1996.

(5) Previously filed. Incorporated by reference to exhibit 4.4 filed in post-effective amendment No. 62 to the Registration Statement, filed on June 3, 1998.

(6) Previously filed. Incorporated by reference to exhibit 5.1 filed in post-effective amendment No. 61 to the Registration Statement filed on April 30, 1998.

ITEM 24.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

     The Registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with the Registrant within the meaning of this item. The information in the prospectus under the caption "The Funds in Detail - Organization - Management" and in the statement of additional information under the caption "Investment Adviser" is incorporated by reference.

ITEM 25.  Indemnification
          ---------------

     Article VIII of the Agreement and Declaration of Trust of the Registrant (exhibit 1) provides in effect that Registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Registrant, its trustees and officers, its investment adviser and persons affiliated with them are insured under a policy of insurance maintained by Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

ITEM 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The information in the prospectus under the caption " Management of the Funds" is incorporated by reference. Neither Wanger Asset Management, L.P. nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee.

ITEM 27.  Principal Underwriters
          ----------------------

     WAM Brokerage Services, L.L.C. also acts as principal underwriter for Wanger Advisors Trust.

      NAME           POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES WITH
                            UNDERWRITERS                      REGISTRANT

Bruce H. Lauer              President              Vice President and Treasurer


THE PRINCIPAL BUSINESS OF EACH OFFICER OF WAM BROKERAGE SERVICES, L.L.C. IS 227 WEST MONROE STREET, SUITE 3000, CHICAGO, ILLINOIS 60606.

Item 28.  Location of Accounts and Records
          --------------------------------

          Bruce H. Lauer, Vice President and Treasurer
          Acorn Investment Trust
          227 West Monroe Street, Suite 3000
          Chicago, Illinois  60606

ITEM 29.  Management Services
          -------------------

          None

ITEM 30.  Undertakings
          ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on February 26, 1999.

                                    ACORN INVESTMENT TRUST

                                    By /s/ Ralph Wanger
                                       ---------------------------
                                       Ralph Wanger, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

   Name                             Title                 Date
   ----                             -----                 ----

/s/ Irving B. Harris          Trustee and chairman     )
----------------------------
Irving B. Harris                                       )
                                                       )
/s/ Leo A. Guthart            Trustee                  )
----------------------------
Leo A. Guthart

/s/ Jerome Kahn, Jr.          Trustee                  )
----------------------------
Jerome Kahn, Jr.                                       )
                                                       )
/s/ David C. Kleinman         Trustee                  )
----------------------------
David C. Kleinman                                      )
                                                       )
                              Trustee                  )
----------------------------                           ) February 26, 1999
James H. Lorie

/s/ Charles P. McQuaid        Trustee                  )
----------------------------                           )
Charles P. McQuaid                                     )
                                                       )
/s/ Roger S. Meier            Trustee                  )
----------------------------
Roger S. Meier                                         )
                                                       )
/s/ Allan B. Muchin           Trustee                  )
----------------------------
Allan B. Muchin                                        )
                                                       )
/s/ Robert E. Nason           Trustee                  )
----------------------------
Robert E. Nason                                        )
                                                       )
/s/ Katherine Schipper        Trustee                  )
----------------------------
Katherine Schipper                                     )
                                                       )
/s/ Ralph Wanger              Trustee and President    )
----------------------------  (principal executive     )
Ralph Wanger                  officer)                 )

/s/ Bruce H. Lauer            Treasurer (principal     )
----------------------------  financial and accounting )
Bruce H. Lauer                officer)                 )

                       INDEX OF EXHIBITS FILED WITH THIS AMENDMENT
                       -------------------------------------------

EXHIBIT
NUMBER                                  EXHIBIT
------                                  -------

d.4 Supplement to the Investment Advisory Agreement among Acorn Investment Trust and Wanger Asset Management, L.P. relating Acorn Twenty and Acorn Foreign Forty

d.5 Amendment to the Administration Agreement between Acorn Investment Trust and Wanger Asset Management, L.P.

e.2 Amendment to the Distribution Agreement between Acorn Investment Trust and WAM Brokerage Services, L.L.C., relating to Acorn Twenty and Acorn Foreign Forty

g.4 Letter agreement applying custodian contract and transfer agent and service agreement to Acorn Twenty and Acorn Foreign Forty

i.            Consent of Bell, Boyd & Lloyd

j             Consent of Ernst & Young LLP

n.1           Financial data schedule - Acorn Fund

n.2           Financial data schedule - Acorn International

n.3           Financial data schedule - Acorn USA

n.4           Financial data schedule - Acorn Twenty

n.5           Financial data schedule - Acorn Foreign Forty